AMENDED AND RESTATED

                                  CREDIT AGREEMENT


                                        among


                             DIAGNOSTICS HOLDING, INC.,

                              DADE INTERNATIONAL INC.,

                            VARIOUS LENDING INSTITUTIONS,

                              THE BANK OF NOVA SCOTIA,
                     THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                         THE FIRST NATIONAL BANK OF BOSTON,
                            GE CAPITAL COMMERCIAL FINANCE
                AND SANWA BUSINESS CREDIT CORPORATION, AS CO-AGENTS,


                                         and


                               BANKERS TRUST COMPANY,
                                      AS AGENT


                          ________________________________

                               Dated as of May 7, 1996
                                         and
                      Amended and Restated as of April 29, 1997
                          ________________________________

                                    $564,140,000

                                  TABLE OF CONTENTS

                                                                    Page


             SECTION 1.  Amount and Terms of Credit..................  1
                  1.01  Commitments..................................  1
                  1.02  Minimum Borrowing Amounts, etc...............  4
                  1.03  Notice of Borrowing..........................  5
                  1.04  Disbursement of Funds........................  5
                  1.05  Notes........................................  6
                  1.06  Conversions..................................  8
                  1.07  Pro Rata Borrowings..........................  9
                  1.08  Interest.....................................  9
                  1.09  Interest Periods............................. 10
                  1.10  Increased Costs, Illegality, etc............. 11
                  1.11  Compensation................................. 13
                  1.12  Change of Lending Office..................... 14
                  1.13  Replacement of Banks......................... 14

             SECTION 2.  Letters of Credit........................... 15
                  2.01  Letters of Credit............................ 15
                  2.02  Letter of Credit Requests; Notices of Issu-
                        ance......................................... 17
                  2.03  Agreement to Repay  Letter of Credit  Draw-
                        ings......................................... 17
                  2.04  Letter of Credit Participations.............. 18
                  2.05  Increased Costs.............................. 20

             SECTION 3.  Fees; Commitments........................... 21
                  3.01  Fees......................................... 21
                  3.02  Voluntary Termination or Reduction of Total
                        Unutilized Revolving Loan Commitment......... 22
                  3.03  Mandatory Adjustments of Commitments, etc.... 22

             SECTION 4.  Payments.................................... 24
                  4.01  Voluntary Prepayments........................ 24
                  4.02  Mandatory Prepayments........................ 25
                  4.03  Method and Place of Payment.................. 34
                  4.04  Net Payments................................. 34

             SECTION 5.  Conditions Precedent........................ 36
                  5.01  Execution of Agreement; Notes................ 36
                  5.02  No Default; Representations and Warranties... 36
                  5.03  Officer's Certificate........................ 37
                  5.04  Notice of Borrowing;  Letter of Credit  Re-
                        quest........................................ 37
                  5.05  Corporate Proceedings........................ 37
                  5.06  Adverse Change, etc.......................... 37
                  5.07  Litigation................................... 37

                                         (i)

                                                                    Page


                  5.08  Approvals.................................... 38
                  5.09  Consummation of the Transaction.............. 38
                  5.10  Acknowledgements, etc........................ 39
                  5.11  Subsidiary Guaranty.......................... 40
                  5.12   Plans; Collective  Bargaining  Agreements;
                        Existing      Indebtedness      Agreements;
                        Shareholders'    Agreements;     Management
                        Agreements;  Employment  Agreements;   Non-
                        Compete    Agreements;    Tax    Allocation
                        Agreements; Material Contracts............... 40
                  5.13  Existing Indebtedness........................ 41
                  5.14  Payment of Fees.............................. 42

             SECTION 6.  Representations, Warranties and Agreements.. 42
                  6.01  Corporate Status............................. 42
                  6.02  Corporate Power and Authority................ 42
                  6.03  No Violation................................. 43
                  6.04  Litigation................................... 43
                  6.05  Use of Proceeds; Margin Regulations.......... 43
                  6.06  Governmental Approvals....................... 44
                  6.07  Investment Company Act....................... 44
                  6.08  Public Utility Holding Company Act........... 44
                  6.09  True and Complete Disclosure................. 44
                  6.10  Financial Condition; Financial Statements.... 44
                  6.11  Security Interests........................... 46
                  6.12  Representations  and  Warranties  in  Other
                        Documents.................................... 46
                  6.13  Transaction and Original Transaction......... 46
                  6.14  Special Purpose Corporation.................. 47
                  6.15  Compliance with ERISA........................ 47
                  6.16  Capitalization............................... 48
                  6.17  Subsidiaries................................. 49
                  6.18  Intellectual Property........................ 49
                  6.19  Compliance with Statutes, etc................ 49
                  6.20  Environmental Matters........................ 49
                  6.21  Properties................................... 50
                  6.22  Labor Relations.............................. 50
                  6.23  Tax Returns and Payments..................... 51
                  6.24  Existing Indebtedness........................ 51
                  6.25  Subordination................................ 52

             SECTION 7.  Affirmative Covenants....................... 52
                  7.01  Information Covenants........................ 52
                  7.02  Books, Records and Inspections............... 55
                  7.03  Insurance.................................... 56
                  7.04  Payment of Taxes............................. 56
                  7.05  Corporate Franchises......................... 56
                  7.06  Compliance with Statutes, etc................ 56
                  7.07  Compliance with Environmental Laws........... 57

                                        (ii)
<PAGE

                                                                    Page


                  7.08  ERISA........................................ 57
                  7.09  Good Repair.................................. 58
                  7.10  End of Fiscal Years; Fiscal Quarters......... 58
                  7.11  Additional Security; Further Assurances...... 58
                  7.12  Interest Rate Protection..................... 59
                  7.13  Register..................................... 59
                  7.14  Maintenance of Corporate Separateness........ 60
                  7.15  Baxter PIK Notes;  Baxter Preferred  Stock;
                        Permitted Holdings PIK Securities............ 60
                  7.16  Foreign Subsidiaries Security................ 61
                  7.17  Contributions; Payments...................... 62
                  7.18  Accounts Receivable Facility Transaction..... 62

             SECTION 8.  Negative Covenants.......................... 63
                  8.01  Changes in Business.......................... 63
                  8.02  Consolidation, Merger, Sale or Purchase  of
                        Assets, etc.................................. 63
                  8.03  Liens........................................ 69
                  8.04  Indebtedness................................. 72
                  8.05  Designated Senior Debt....................... 75
                  8.06  Advances, Investments and Loans.............. 75
                  8.07  Dividends, etc............................... 80
                  8.08  Transactions with Affiliates................. 83
                  8.09  Capital Expenditures......................... 83
                  8.10  Minimum Consolidated EBITDA.................. 86
                  8.11  Interest Coverage Ratio...................... 87
                  8.12  Current Ratio................................ 87
                  8.13  Leverage Ratio............................... 88
                  8.14 Limitation on Voluntary Payments and Modi-fications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and
                        Certain  Other   Agreements;  Issuance   of
                        Capital Stock; etc........................... 89
                  8.15  Limitation on Certain Restrictions on  Sub-
                        sidiaries.................................... 90
                  8.16  Limitation on the Creation of Subsidiaries... 91

             SECTION 9.  Events of Default........................... 91
                  9.01  Payments..................................... 91
                  9.02  Representations, etc......................... 91
                  9.03  Covenants.................................... 91
                  9.04  Default Under Other Agreements............... 92
                  9.05  Bankruptcy, etc.............................. 92
                  9.06  ERISA........................................ 93
                  9.07  Security Documents........................... 93
                  9.08  Guaranties................................... 93
                  9.09  Judgments.................................... 93
                  9.10  Ownership.................................... 94
                  9.11  Distribution Agreement....................... 94

                                        (iii)

                                                                    Page


                  9.12  Accounts Receivable Facility................. 94

             SECTION 10.  Definitions................................ 95

             SECTION 11.  The Agent..................................131
                  11.01  Appointment.................................131
                  11.02  Delegation of Duties........................132
                  11.03  Exculpatory Provisions......................132
                  11.04  Reliance by Agent...........................132
                  11.05  Notice of Default.....................
                  11.06  Non-Reliance on Agent and Other Banks.......133
                  11.07  Indemnification.............................134
                  11.08  Agent in its Individual Capacity............134
                  11.09  Holders.....................................134
                  11.10  Resignation of the Agent; Successor Agent...135

             SECTION 12.  Miscellaneous..............................135
                  12.01  Payment of Expenses, etc....................135
                  12.02  Right of Setoff; Collateral Matters.........136
                  12.03  Notices.....................................137
                  12.04  Benefit of Agreement........................137
                  12.05  No Waiver; Remedies Cumulative..............139
                  12.06  Payments Pro Rata...........................139
                  12.07  Calculations; Computations..................140
                  12.08  Governing Law; Submission to Jurisdiction;
                        Venue........................................140
                  12.09  Counterparts................................141
                  12.10  Effectiveness...............................141
                  12.11  Headings Descriptive........................142
                  12.12  Amendment or Waiver; etc....................142
                  12.13  Survival....................................143
                  12.14  Domicile of Loans...........................143
                  12.15  Confidentiality.............................144
                  12.16  Waiver of Jury Trial........................144
                  12.17  Additions of New Banks, etc.................144

             SECTION 13.  Holdings Guaranty..........................145
                  13.01  The Guaranty................................145
                  13.02  Bankruptcy..................................145
                  13.03  Nature of Liability.........................145
                  13.04  Independent Obligation......................146
                  13.05  Authorization...............................146
                  13.06  Reliance....................................147
                  13.07  Subordination...............................147
                  13.08  Waiver......................................147
                  13.09  Nature of Liability.........................149


             ANNEX I     List of Banks

                                        (iv)

             ANNEX II    Bank Addresses
             ANNEX III   Real Properties
             ANNEX IV    Projections
             ANNEX V     Subsidiaries
             ANNEX VI    Insurance
             ANNEX VII   Existing Indebtedness
             ANNEX VIII  Existing Liens
             ANNEX IX    Projected Consolidated EBITDA
             ANNEX X     Target Ratios
             ANNEX XI    Existing Investments
             ANNEX XII   Original Letters of Credit
             ANNEX XIII  Acquisition Agreements
             ANNEX XIV   Capital Stock
             ANNEX XV     Taxes

             EXHIBIT A-1       --     Form of Notice of Borrowing
             EXHIBIT A-2       --     Form of Letter of Credit Request
             EXHIBIT B-1       --     Form of A Term Note
             EXHIBIT B-2       --     Form of B Term Note
             EXHIBIT B-3       --     Form of C Term Note
             EXHIBIT B-4       --     Form of D Term Note
             EXHIBIT B-5       --     Form of Revolving Note
             EXHIBIT B-6       --     Form of Swingline Note
             EXHIBIT C    --   Form of Section 4.04(b)(ii) Certificate
             EXHIBIT D    --   Form of Officers' Certificate
             EXHIBIT E    --   Form      of      Security      Documents
                               Acknowledgment and Amendment
             EXHIBIT F    --   Form      of     Subsidiary      Guaranty
                               Acknowledgment
             EXHIBIT G    --   Form of Subordination Provisions
             EXHIBIT H    --   Form   of   Assignment   and   Assumption
                               Agreement
             EXHIBIT I    --   Form of Intercompany Note
             EXHIBIT J     -   Form of Baxter PIK Note
             EXHIBIT K    --   Form of Shareholder Subordinated Note
             EXHIBIT L    --   Form of Baxter Preferred Stock
             EXHIBIT M    --   Form of Borrower Subordinated Note


                                         (v)

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 7, 1996 and amended and restated as of April 29, 1997, among DIAGNOSTICS HOLDING, INC., a Delaware corporation ("Holdings"), DADE INTERNATIONAL INC., a Delaware corporation (the "Borrower"), the lenders from time to time party hereto (each, a "Bank" and, collectively, the "Banks"), and BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in Section 10 are used herein as so defined.

                            W I T N E S S E T H :

          WHEREAS, Holdings, the Borrower, the Original Banks and the Agent are parties to a Credit Agreement, dated as of May 7, 1996 (as amended and modified to but not including the Restatement Effective Date, the "Original Credit Agreement"); and

          WHEREAS, Holdings and the Borrower have requested that the Original Credit Agreement be amended and restated, and the Banks and the Agent are willing to amend and restate the same upon the terms and conditions set forth below;

          NOW, THEREFORE, the parties hereto agree that the Original Credit Agreement shall be and is hereby amended and restated in its entirety as follows:

          SECTION 1.  Amount and Terms of Credit.
          1.01  Commitments.  (A)   Subject to  and upon  the terms and
conditions herein set forth, each Bank severally agrees to make a loan or loans to the Borrower, which loans shall be drawn, to the extent such Bank has a commitment under such Facility, under the A Term Loan Facility, the B Term Loan Facility, the C Term Loan Facility, the D Term Loan Facility and the Revolving Loan Facility, as set forth below:

     (a)  Loans under the  A Term Loan Facility (each, an  "A Term
     Loan" and, collectively, the "A Term Loans") (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Restatement Effective Date, (ii) shall be denominated in U.S. Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that (x) all A Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of A Term Loans of the same Type and (y) no A Term Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day after the Restatement Effective Date and (2) that date (the "Syndication Date") upon which the Agent determines in its sole discretion (and notifies the Borrower) that the primary syndication (and resultant additions of institutions as Banks pursuant to Section 12.04) has been completed and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Restatement Effective Date that aggregate principal amount which equals the A Term Loan Commitment, if any, of such Bank at such time. Once repaid, A Term Loans may not be reborrowed.

          (b) Each loan under the B Term Loan Facility (each, a "B Term Loan" and, collectively, the "B Term Loans") (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Restatement Effective Date, (ii) shall be denominated in U.S. Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that (x) all B Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of B Term Loans of the same Type and (y) no B Term Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day after the Restatement Effective Date and (2) the Syndication Date and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Restatement Effective Date that aggregate principal amount which equals the B Term Loan Commitment, if any, of such Bank at such time. Once repaid, B Term Loans may not be reborrowed.

          (c) Each loan under the C Term Loan Facility (each, a "C Term Loan" and, collectively, the "C Term Loans") (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Restatement Effective Date, (ii) shall be denominated in U.S. Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that (x) all C Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of C Term Loans of the same Type and (y) no C Term Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day after the Restatement Effective Date and (2) the Syndication Date and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Restatement Effective Date that aggregate principal amount which equals the C Term Loan Commitment, if any, of such Bank at such time. Once repaid, C Term Loans may not be reborrowed.

          (d) Each loan under the D Term Loan Facility (each, a "D Term Loan" and, collectively, the "D Term Loans") (i) shall be incurred by the Borrower pursuant to a single drawing, which shall be on the Restatement Effective Date, (ii) shall be denominated in U.S. Dollars, (iii) shall be made as Base Rate Loans and, except as hereinafter provided, may, at the option of the Borrower, be maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that (x) all D Term Loans made by all Banks pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of D Term Loans of the same Type and (y) no D Term Loans maintained as Eurodollar Loans may be incurred prior to the earlier of (1) the 90th day after the Restatement Effective Date and (2) the Syndication Date and (iv) shall not exceed for any Bank at the time of incurrence thereof on the Restatement Effective Date that aggregate principal amount which equals the D Term Loan Commitment, if any, of such Bank at such time. Once repaid, D Term Loans may not be reborrowed.

          (e) Each loan under the Revolving Loan Facility (each, a "Revolving Loan" and, collectively, the "Revolving Loans") (i) may be incurred by the Borrower at any time and from time to time on and after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, (ii) shall be denominated in U.S. Dollars,
     (iii) except as hereinafter provided, may, at the option of the Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, provided, that (x) all Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Revolving Loans of the same Type and (y) no incurrences of, or conversions into, Revolving Loans maintained as Eurodollar Loans may be effected prior to the earlier of (1) the 90th day after the Restatement Effective Date and (2) the Syndication Date, (iv) may be repaid and reborrowed in accordance with the provisions hereof and (v) shall not exceed for any Bank at any time outstanding that aggregate principal amount which, when combined with (I) the aggregate principal amount of all other then outstanding Revolving Loans made by such Bank and (II) such Bank's RL Percentage, if any, of the Swingline Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, Revolving Loans or Swingline Loans) at such time, equals the Revolving Loan Commitment, if any, of such Bank at such time.

          (B) Subject to and upon the terms and conditions herein set forth, BTCo in its individual capacity agrees to make at any time and from time to time after the Restatement Effective Date and prior to the Swingline Expiry Date, a loan or loans to the Borrower (each, a "Swingline Loan" and, collectively, the "Swingline Loans"), which Swingline Loans (i) shall be made and maintained as Base Rate Loans,
(ii) shall be denominated in U.S. Dollars, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, Revolving Loans or Swingline Loans) at such time, an amount equal to the Total Revolving Loan Commitment then in effect and
(v) shall not exceed in aggregate principal amount at any time outstanding the Maximum Swingline Amount. BTCo shall not be obligated to make any Swingline Loans at a time when a Bank Default exists unless BTCo has entered into arrangements satisfactory to it and the Borrower to eliminate BTCo's risk with respect to the Defaulting Bank's or Banks' participation in such Swingline Loans, including by cash collateralizing such Defaulting Bank's or Banks' RL Percentage of the outstanding Swingline Loans. BTCo will not make a Swingline Loan after it has received written notice from the Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as BTCo shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default from the Required Banks.

          (C) On any Business Day, BTCo may, in its sole discretion, give notice to the RL Banks that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (provided that each such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 9.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 9), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RL Banks pro rata based on each RL Bank's RL Percentage, and the proceeds thereof shall be applied directly to repay BTCo for such outstanding Swingline Loans. Each RL Bank hereby irrevocably agrees to make Base Rate Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by BTCo, notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in
Section 5 are then satisfied, (iii) whether a Default or an Event of Default has occurred and is continuing, (iv) the date of such Mandatory Borrowing and (v) any reduction in the Total Revolving Loan Commitment after any such Swingline Loans were made. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code in respect of the Borrower), each RL Bank (other than BTCo) hereby agrees that it shall forthwith purchase from BTCo (without recourse or warranty) such assignment of the outstanding Swingline Loans as shall be necessary to cause the RL Banks to share in such Swingline Loans ratably based upon their respective RL Percentages, provided that all interest payable on the Swingline Loans shall be for the account of BTCo until the date the respective assignment is purchased and, to the extent attributable to the purchased assignment, shall be payable to the RL Bank purchasing same from and after such date of purchase.

          1.02 Minimum Borrowing Amounts, etc The aggregate principal amount of each Borrowing under a Facility shall not be less than the Minimum Borrowing Amount for such Facility. More than one Borrowing may be incurred on any day; provided, that at no time shall there be outstanding more than fifteen Borrowings of Eurodollar Loans.

          1.03 Notice of Borrowing. (a) Whenever the Borrower desires to incur Loans under any Facility (excluding Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Agent at its Notice Office, prior to 11:00 A.M. (New York time), at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Eurodollar Loans and at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Borrowing of Base Rate Loans to be made hereunder. Each such notice (each, a "Notice of Borrowing") shall, except as provided in Section 1.10, be irrevocable, and, in the case of each written notice and each confirmation of telephonic notice, shall be in the form of Exhibit A-1, appropriately completed to specify (i) the Facility pursuant to which such Borrowing is to be made, (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (iii) the date of such Borrowing (which shall be a Business
Day) and (iv) whether the respective Borrowing shall consist of Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans and, if Eurodollar Loans, the Interest Period to be initially applicable thereto. The Agent shall promptly give each Bank written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing, of such Bank's proportionate share thereof, if any, and of the other matters covered by the Notice of Borrowing.

          (b) (i) Whenever the Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give BTCo not later than 12:00 Noon (New York time) on the day such Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and shall specify in each case (x) the date of such Borrowing (which shall be a Business Day) and (y) the aggregate principal amount of the Swingline Loan to be made pursuant to such Borrowing.

          (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(C), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of Mandatory Borrowings as set forth in such Section.

          (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Agent or BTCo (in the case of a Borrowing of Swingline Loans) or the respective Letter of Credit Issuer (in the case of Letters of Credit), as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Agent, BTCo or such Letter of Credit Issuer, as the case may be, in good faith to be from an Authorized Officer of the Borrower. In each such case, the Borrower hereby waives the right to dispute the Agent's, BTCo's or such Letter of Credit Issuer's record of the terms of such telephonic notice.

          1.04  Disbursement of Funds.   (a)  No  later than  1:00 P.M.
(New York time) on  the date specified in  each Notice of Borrowing  (or
(x) in the case of Swingline Loans,  not later than 2:00 P.M. (New  York time) on the date specified in Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(C)), each Bank with a Commitment under the respective Facility will make available its pro rata share, if any, of each Borrowing requested to be made on such date (or in the case of Swingline Loans, BTCo shall make available the full amount thereof) in the manner provided below. All amounts shall be made available to the Agent in U.S. Dollars and immediately available funds at the Payment Office and the Agent promptly will make available to the Borrower by depositing to its account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Agent shall have been notified by any Bank prior to the date of Borrowing that such Bank does not intend to make available to the Agent its portion of the Borrowing or Borrowings to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on such date of Borrowing, and the Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do
so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank and the Agent has made available same to the Borrower, the Agent shall be entitled to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to (x) if paid by such Bank, the overnight Federal Funds rate or (y) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 1.08, for the respective Loans.

          (b) Nothing herein shall be deemed to relieve any Bank from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Bank as a result of any default by such Bank hereunder.

          1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, all the Loans made to it by each Bank shall be evidenced (i) if A Term Loans, by a promissory note substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, an "A Term Note" and, collectively, the "A Term Notes"), (ii) if B Term Loans, by a promissory note substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, a "B Term Note" and, collectively, the "B Term Notes"), (iii) if C Term Loans, by a promissory note substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "C Term Note" and, collectively, the "C Term Notes"), (iv) if D Term Loans, by a promissory note substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, a "D Term Note" and, collectively, the "D Term Notes"), (v) if Revolving Loans, by a promissory note substantially in the form of Exhibit B-5 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (vi) if Swingline Loans, by a promissory note substantially in the form of Exhibit B-6 with blanks appropriately completed in conformity herewith (the "Swingline Note").

          (b) The A Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the A Term Loans made by such Bank, (iv) mature on the A Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (c) The B Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the B Term Loans made by such Bank, (iv) mature on the B Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (d) The C Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the C Term Loans made by such Bank, (iv) mature on the C Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (e) The D Term Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the D Term Loans made by such Bank, (iv) mature on the D Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (f) The Revolving Note issued to each Bank shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank or its registered assigns and be dated the Restatement Effective Date,
(iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Bank and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (g) The Swingline Note issued to BTCo shall (i) be executed by the Borrower, (ii) be payable to the order of BTCo or its registered assigns and be dated the Restatement Effective Date, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in Section 1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

          (h) Each Bank will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation shall not affect the Borrower's obligations in respect of such Loans.

          1.06 Conversions. The Borrower shall have the option to convert on any Business Day occurring on or after the earlier of (x) the 90th day after the Restatement Effective Date and (y) the Syndication Date, all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the Loans (other than Swingline Loans which at all times shall be maintained as Base Rate Loans) owing by the Borrower pursuant to a single Facility into a Borrowing or Borrowings of another Type of Loan under such Facility; provided, that (i) except as otherwise provided in Section 1.10(b), no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) Base Rate Loans may only be converted into Eurodollar Loans if no payment Default, or Event of Default, is in existence on the date of the conversion and (iii) Borrowings of Eurodollar Loans resulting from this Section 1.06 shall be limited in number as provided in Section 1.02. Each such conversion shall be effected by the Borrower by giving the Agent at its Notice Office, prior to 11:00 A.M. (New York time), at least three Business Days' (or one Business Day's in the case of a conversion into Base Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing) (each, a "Notice of Conversion") specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Agent shall give each Bank prompt notice of any such proposed conversion affecting any of its Loans.

          1.07 Pro Rata Borrowings. All Borrowings of Loans (other than Swingline Loans) under this Agreement shall be made by the Banks pro rata on the basis of their A Term Loan Commitments, B Term Loan Commitments, C Term Loan Commitments, D Term Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder.

          1.08 Interest. (a) The unpaid principal amount of each Base Rate Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall at all times be the Applicable Base Rate Margin plus the Base Rate in effect from time to time.

          (b) The unpaid principal amount of each Eurodollar Loan shall bear interest from the date of the Borrowing thereof until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall at all times be the Applicable Eurodollar Margin plus the relevant Eurodollar Rate.

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan shall bear interest at a rate per annum equal to the greater of (x) the rate which is 2% in excess of the rate then borne by such Loans and (y) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans of such Facility from time to time. Interest which accrues under this Section 1.08(c) shall be payable on demand.

          (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on (x) the date of any prepayment or repayment thereof (on the amount prepaid or repaid), (y) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (z) the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (e) All computations of interest hereunder shall be made in accordance with Section 12.07(b).

          (f) The Agent, upon determining the interest rate for any Borrowing of Eurodollar Loans for any Interest Period, shall promptly notify the Borrower and the Banks thereof.

          1.09  Interest Periods.   At the  time the  Borrower gives  a
Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 12:00 Noon (New York time) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect the Interest Period applicable to such Borrowing by giving the Agent written notice (or telephonic notice promptly confirmed in writing) thereof, which Interest Period shall, at the option of the Borrower, be a one, two, three or six-month period or, to the extent approved by all Banks with a Commitment and/or outstanding Loans, as the case may be, of the respective Facility, a twelve-month period. Notwithstanding anything to the contrary contained above:

           (i) all Eurodollar Loans comprising a Borrowing shall have the same Interest Period;

          (ii)  the  initial  Interest  Period  for  any  Borrowing   of
     Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

         (iii) if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

           (v) no Interest Period for a Borrowing under a Facility may be elected if it would extend beyond the respective Maturity Date for such Facility;

          (vi) no Interest Period may be elected at any time when a payment Default, or an Event of Default, is then in existence; and

         (vii) no Interest Period with respect to any Borrowing of Term Loans shall extend beyond any date upon which a mandatory prepayment of such Term Loans is required to be made under Section 4.02(A)(b) (i), (ii), (iii) or (iv), as the case may be, if, after giving effect to the selection of such Interest Period, the aggregate principal amount of such Term Loans maintained as Eurodollar Loans with Interest Periods ending after such date of mandatory repayment would exceed the aggregate principal amount of such Term Loans permitted to be outstanding after such mandatory prepayment.

If upon the expiration of any Interest Period, the Borrower has failed to elect, or is not permitted to elect by virtue of the application of clause (vi) above, a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Borrowing into a Borrowing of Base Rate Loans effective as of the expiration date of such current Interest Period.

          1.10  Increased Costs,  Illegality, etc.   (a)  In the  event
that (x) in the case of clause (i) below, the Agent or (y) in the case of clauses (ii) and (iii) below, any Bank, shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

           (i) on any date for determining the Eurodollar Rate for any Interest Period, that, by reason of any changes arising after the Restatement Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

          (ii) at any time, that such Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of net income taxes or similar charges) because of (x) any change since the Restatement Effective Date in any applicable law, governmental rule, regulation, guideline, order or request (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate) and/or
     (y) other circumstances affecting such Bank, the interbank Eurodollar market or the position of such Bank in such market; or

         (iii) at any time since the Restatement Effective Date, that the making or continuance of any Eurodollar Loan has become unlawful by compliance by such Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law but with which such Bank customarily complies even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Restatement Effective Date which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Bank (or the Agent in the case of clause (i) above) shall (x) on such date and (y) as promptly as practicable (and in any event within 10 Business Days) after the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Borrower and (except in the case of clause (i)) to the Agent of such determination (which notice the Agent shall promptly transmit to each of the other Banks). Thereafter, (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Agent notifies the Borrower and the Banks that the circumstances giving rise to such notice by the Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower agrees to pay to such Bank, upon written demand therefor (accompanied by the written notice referred to below), such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Bank in its sole discretion shall determine) as shall be required to compensate such Bank for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Bank, showing the basis for the calculation thereof, submitted to the Borrower by such Bank shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law.

          (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected pursuant to Section 1.10(a)(iii) the Borrower shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, cancel said Borrowing by giving the Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Bank pursuant to Section 1.10(a)(ii) or (iii)), or (ii) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' notice to the Agent, require the affected Bank to convert each such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.10(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)); provided, that if more than one Bank is affected at any time, then all affected Banks must be treated the same pursuant to this
Section 1.10(b).

          (c)  If  any  Bank  shall  have  determined  that  after   the
Restatement Effective Date, the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by the National Association of Insurance Commissioners ("NAIC") or any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of the NAIC or any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or such other corporation's capital or assets as a consequence of such Bank's Commitments or obligations hereunder to a level below that which such Bank or such other corporation could have achieved but for such adoption, effectiveness, change or compliance
(taking into consideration such Bank's or such other corporation's policies with respect to capital adequacy), then from time to time, upon written demand by such Bank (with a copy to the Agent), accompanied by the notice referred to in the last sentence of this clause (c), the Borrower agrees to pay to such Bank such additional amount or amounts as will compensate such Bank or such other corporation for such reduction. Each Bank, upon determining in good faith that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this
Section 1.10(c) upon the subsequent receipt of such notice.

          1.11 Compensation. The Borrower agrees to compensate each Bank, promptly upon its written request (which request shall set forth the basis for requesting such compensation and shall be made through the Agent), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Bank to fund its Eurodollar Loans but excluding loss of anticipated profit with respect to any Loans) which such Bank may sustain: (i) if for any reason (other than a default by such Bank or the Agent) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02 or as a result of an acceleration of the Loans pursuant to Section 9) or conversion of any Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto;
(iii) if any prepayment of any Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or (y) an election made pursuant to Section 1.10(b). Calculation of all amounts payable to a Bank under this Section 1.11 shall be made as though that Bank had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Bank to a domestic office of that Bank in the United States of America; provided, however, that each Bank may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11.

          1.12 Change of Lending Office. Each Bank agrees that, upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), 1.10(c), 2.05 or 4.04 with respect to such Bank, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event; provided, that such designation is made on such terms that, in the sole judgment of such Bank, such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequences of the event giving rise to the operation of any such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Bank provided in Section 1.10, 2.05 or 4.04.
          1.13  Replacement of  Banks.  (x)   If  any  Bank  becomes  a
Defaulting Bank, (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to any Bank which results in such Bank charging to the Borrower increased costs in excess of those being generally charged by the other Banks or (z) in the case of a refusal by a Bank to consent to a proposed change, waiver, discharge or termination with respect to this Agreement which has been approved by the Required Banks as provided in Section 12.12(b), the Borrower shall have the right, if no payment Default, or Event of Default, then exists, to replace such Bank (the "Replaced Bank") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Bank at the time of such replacement (collectively, the "Replacement Bank") reasonably acceptable to the Agent, provided that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Bank shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said
Section 12.04(b) to be paid by the Replacement Bank) pursuant to which the Replacement Bank shall acquire all of the Commitments and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Bank and, in connection therewith, shall pay to
(x) the Replaced Bank in respect thereof  an amount equal to the sum  of
(A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans of the Replaced Bank, (B) an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Bank, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Bank pursuant to Section 3.01, (y) the respective Letter of Credit Issuer an amount equal to such Replaced Bank's RL Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) with respect to a Letter of Credit issued by it to the extent such amount was not theretofore funded by such Replaced Bank and (z) BTCo an amount equal to such Replaced Bank's RL Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Bank, and (ii) all obligations (including, without limitation, all such amounts, if any, owing under Section 1.11) of the Borrower owing to the Replaced Bank (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Bank concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Agent pursuant to Section 7.13 and, if so requested by the Replacement Bank, delivery to the Replacement Bank of the appropriate Note or Notes executed by the Borrower, (x) the Replacement Bank shall become a Bank hereunder and the Replaced Bank shall cease to constitute a Bank hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Bank and (y) Annex I hereto shall be deemed modified to reflect the changed Commitments (and/or outstanding Term Loans, as the case may be) resulting from the assignment from the Replaced Bank to the Replacement Bank.

          SECTION 2.  Letters of Credit.

          2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request a Letter of Credit Issuer at any time and from time to time on or after the Restatement Effective Date and prior to the Revolving Loan Maturity Date to issue, for the account of the Borrower and in support of, (x) trade obligations of the Borrower or any of its Subsidiaries that arise in the ordinary course of business and are in respect of general corporate purposes of the Borrower or its Subsidiaries, as the case may be, and/or
(y) on a standby basis, L/C Supportable Indebtedness, and subject to and upon the terms and conditions herein set forth each Letter of Credit Issuer agrees to issue from time to time, irrevocable letters of credit in such form as may be approved by such Letter of Credit Issuer (each such letter of credit, a "Letter of Credit" and, collectively, the
"Letters of  Credit").   Notwithstanding  the  foregoing, no  Letter  of
Credit Issuer shall be under any obligation to issue any Letter of Credit if at the time of such issuance:

          (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Letter of Credit Issuer from issuing such Letter of Credit or any requirement of law applicable to such Letter of Credit Issuer or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Letter of Credit Issuer shall prohibit, or request that such Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Letter of Credit Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Letter of Credit Issuer is not otherwise compensated) not in effect on the Restatement Effective Date, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Letter of Credit Issuer as of the Restatement Effective Date, and which such Letter of Credit Issuer in good faith deems material to it; or

         (ii) such Letter of Credit Issuer shall have received notice from the Required Banks prior to the issuance of such Letter of Credit of the type described in clause (vi) of Section 2.01(b).

          (b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time, would exceed either (x) $35,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans and Swingline Loans then outstanding, the Total Revolving Loan Commitment at such time; (ii) (x) each standby Letter of Credit shall have an expiry date occurring not later than one year after such standby Letter of Credit's date of issuance, provided, that any standby Letter of Credit may be automatically renewable for periods of up to one year so long as such standby Letter of Credit provides that the respective Letter of Credit Issuer retains an option, satisfactory to such Letter of Credit Issuer, to terminate such standby Letter of Credit within a specified period of time prior to each scheduled renewal date and (y) each trade Letter of Credit shall have an expiry date occurring not later than 180 days after such trade Letter of Credit's date of issuance; (iii) (x) no standby Letter of Credit shall have an expiry date occurring later than the Business Day next preceding the Revolving Loan Maturity Date and (y) no trade Letter of Credit shall have an expiry date occurring later than 30 days prior to the Revolving Loan Maturity Date; (iv) each Letter of Credit shall be denominated in U.S. Dollars; (v) the Stated Amount of each Letter of Credit shall not be less than $100,000 or such lesser amount as is acceptable to the Letter of Credit Issuer; and (vi) no Letter of Credit Issuer will issue any Letter of Credit after it has received written notice from the Borrower or the Required Banks stating that a Default or an Event of Default exists until such time as such Letter of Credit Issuer shall have received a written notice of (i) rescission of such notice from the party or parties originally delivering the same or (ii) a waiver of such Default or Event of Default by the Required Banks.

          (c) Notwithstanding the foregoing, in the event a Bank Default exists, no Letter of Credit Issuer shall be required to issue any Letter of Credit unless the respective Letter of Credit Issuer has entered into arrangements satisfactory to it and the Borrower to eliminate such Letter of Credit Issuer's risk with respect to the participation in Letters of Credit of the Defaulting Bank or Banks, including by cash collateralizing such Defaulting Bank's or Banks' RL Percentage of the Letter of Credit Outstandings.

          (d) Annex XII hereto contains a description of all letters of credit issued pursuant to the Original Credit Agreement and outstanding on the Restatement Effective Date. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "Original Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued, for purposes of Section 2.04(a), on the Restatement Effective Date. Any Bank hereunder to the extent it has issued an Original Letter of Credit that is to remain outstanding on the Restatement Effective Date shall constitute a "Letter of Credit Issuer" for all purposes of this Agreement.

          2.02  Letter  of   Credit  Requests;   Notices  of   Issuance.
(a) Whenever it desires that a Letter of Credit be issued, the Borrower shall give the Agent and the respective Letter of Credit Issuer written notice (or telephonic notice confirmed in writing) thereof prior to 12:00 Noon (New York time) at least five Business Days (or such shorter period as may be acceptable to such Letter of Credit Issuer) prior to the proposed date of issuance (which shall be a Business Day), which written notice shall be in the form of Exhibit A-2 (each such notice, a "Letter of Credit Request"). Each Letter of Credit Request shall include any other documents as the respective Letter of Credit Issuer customarily requires in connection therewith. The Agent shall promptly transmit copies of each Letter of Credit Request to each RL Bank.

          (b) Each Letter of Credit Issuer shall, on the date of each issuance of or amendment or modification to a Letter of Credit by it, give the Agent, each RL Bank and the Borrower written notice of the issuance of or amendment or modification to such Letter of Credit, accompanied by a copy to the Agent of the Letter of Credit or Letters of Credit issued by it and each such amendment or modification thereto.

          2.03 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Letter of Credit Issuer, by making payment to the Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Letter of Credit Issuer under any Letter of Credit issued by it (each such amount so paid or disbursed until reimbursed, an "Unpaid Drawing") no later than one Business Day following the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Letter of Credit Issuer, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but not including the date such Letter of Credit Issuer is reimbursed therefor at a rate per annum which shall be the Applicable Base Rate Margin plus the Base Rate as in effect from time to time for Revolving Loans (plus an additional 2% per annum if not reimbursed by the third Business Day after the date of such payment or disbursement), such interest also to be payable on demand. Each Letter of Credit Issuer shall provide the Borrower prompt notice of any payment or disbursement made by it under any Letter of Credit issued by it, although the failure of, or delay in, giving any such notice shall not release or diminish the obligations of the Borrower under this
Section 2.03(a) or under any other Section of this Agreement.

          (b) The Borrower's obligation under this Section 2.03 to reimburse the respective Letter of Credit Issuer with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against such Letter of Credit Issuer, the Agent or any Bank, including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit issued by it to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; provided, however, that the Borrower shall not be obligated to reimburse such Letter of Credit Issuer for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer.

          2.04 Letter of Credit Participations. (a) Immediately upon the issuance by a Letter of Credit Issuer of any Letter of Credit, such Letter of Credit Issuer shall be deemed to have sold and transferred to each other RL Bank, and each such RL Bank (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's RL Percentage, in such Letter of Credit, each substitute letter of credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Agent for the account of the RL Banks as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees) and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments of the RL Banks pursuant to Section 1.13 or 12.04(b) or otherwise, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new RL Percentages of the assigning and assignee Banks.

          (b) In determining whether to pay under any Letter of Credit, no Letter of Credit Issuer shall have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Letter of Credit Issuer under or in connection with any Letter of Credit issued by it if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for such Letter of Credit Issuer any resulting liability.

          (c) In the event that any Letter of Credit Issuer makes any payment under any Letter of Credit issued by it and the Borrower shall not have reimbursed such amount in full to such Letter of Credit Issuer pursuant to Section 2.03(a), such Letter of Credit Issuer shall promptly notify the Agent, and the Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Agent for the account of such Letter of Credit Issuer, the amount of such Participant's RL Percentage of such payment in U.S. Dollars and in same day funds; provided, however, that no Participant shall be obligated to pay to the Agent its RL Percentage of such unreimbursed amount for any wrongful payment made by such Letter of Credit Issuer under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Letter of Credit Issuer. If the Agent so notifies any Participant required to fund a payment under a Letter of Credit prior to 11:00 A.M. (New York time) on any Business Day, such Participant shall make available to the Agent for the account of the respective Letter of Credit Issuer such Participant's RL Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its RL Percentage of the amount of such payment available to the Agent for the account of the respective Letter of Credit Issuer, such Participant agrees to pay to the Agent for the account of such Letter of Credit Issuer, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent for the account of such Letter of Credit Issuer at the overnight Federal Funds rate. The failure of any Participant to make available to the Agent for the account of the respective Letter of Credit Issuer its RL Percentage of any payment under any Letter of Credit issued by it shall not relieve any other Participant of its obligation hereunder to make available to the Agent for the account of such Letter of Credit Issuer its RL Percentage of any payment under any such Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Agent for the account of such Letter of Credit Issuer such other Participant's RL Percentage of any such payment.

          (d) Whenever any Letter of Credit Issuer receives a payment of a reimbursement obligation as to which the Agent has received for the account of such Letter of Credit Issuer any payments from the Participants pursuant to clause (c) above, such Letter of Credit Issuer shall promptly pay to the Agent and the Agent shall promptly pay to each Participant which has paid its RL Percentage thereof, in U.S. Dollars and in same day funds, an amount equal to such Participant's RL Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

          (e) The obligations of the Participants to make payments to the Agent for the account of the respective Letter of Credit Issuer with respect to Letters of Credit issued by it shall be irrevocable and not subject to counterclaim, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

           (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

          (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, any Letter of Credit Issuer, any Bank, or other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

         (iii) any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

           (v)  the occurrence of any Default or Event of Default.
           2.05 Increased Costs. If after the Restatement Effective Date, the adoption or effectiveness of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Letter of Credit Issuer or any Participant with any request or directive (whether or not having the force of law) by any such authority, central bank or comparable agency shall either
(i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by such Letter of Credit Issuer or such Participant's participation therein, or
(ii) impose on any Letter of Credit Issuer or any Participant any other conditions affecting this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to such Letter of Credit Issuer or such Participant of issuing, maintaining or participating in any Letter of Credit, or to reduce the amount of any sum received or receivable by such Letter of Credit Issuer or such Participant hereunder, then, upon written demand to the Borrower by such Letter of Credit Issuer or such Participant (a copy of which notice shall be sent by such Letter of Credit Issuer or such Participant to the Agent), accompanied by the certificate described in the last sentence of this Section 2.05, the Borrower shall pay to such Letter of Credit Issuer or such Participant such additional amount or amounts as will compensate such Letter of Credit Issuer or such Participant for such increased cost or reduction. A certificate submitted to the Borrower by such Letter of Credit Issuer or such Participant, as the case may be (a copy of which certificate shall be sent by such Letter of Credit Issuer or such Participant to the Agent), setting forth the basis for the determination of such additional amount or amounts necessary to compensate such Letter of Credit Issuer or such Participant as aforesaid shall be final and conclusive and binding on the Borrower absent manifest error, although the failure to deliver any such certificate shall not release or diminish the
Borrower's obligations  to  pay  additional  amounts  pursuant  to  this
Section 2.05 upon subsequent receipt of such certificate.

          SECTION 3.  Fees; Commitments.

          3.01 Fees. (a) The Borrower shall pay to the Agent for distribution to each Bank a commitment fee (the "Commitment Fee") for the period from the Restatement Effective Date to but not including the date the Total Commitment has been terminated, computed at the rate of 1/2 of 1% per annum on the daily Aggregate Unutilized Commitment of such Bank. Accrued Commitment Fees shall be due and payable in arrears on the Restatement Effective Date and thereafter, in arrears on each Quarterly Payment Date and the date upon which the Total Revolving Loan Commitment is terminated.

          (b) The Borrower shall pay to the Agent for the account of the RL Banks pro rata on the basis of their RL Percentages, a fee in respect of each Letter of Credit (the "Letter of Credit Fee") computed at a rate per annum equal to the Applicable Eurodollar Margin then in effect with respect to Revolving Loans on the daily Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (c) The Borrower shall pay to the Agent for the account of the respective Letter of Credit Issuer a fee in respect of each Letter of Credit issued by such Letter of Credit Issuer (the "Facing Fee") computed at the rate of 1/4 of 1% per annum on the daily Stated Amount of such Letter of Credit; provided, that in no event shall the annual Facing Fee with respect to each Letter of Credit be less than $500; it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, if $500 will exceed the amount of Facing Fees that will accrue with respect to such Letter of Credit for the immediately succeeding 12-month period, the full $500 shall be payable on the date of issuance of such Letter of Credit and on each such anniversary thereof prior to the termination of such Letter of Credit. Except as provided in the immediately preceding sentence, accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

          (d) The Borrower hereby agrees to pay directly to the respective Letter of Credit Issuer upon each issuance of, payment under, and/or amendment of, a Letter of Credit issued by it such amount as shall at the time of such issuance, payment or amendment be the administrative charge which such Letter of Credit Issuer is customarily charging for issuances of, payments under or amendments of, letters of credit issued by it.

          (e) The Borrower shall pay to the Agent, for its own account, such fees as may be agreed to from time to time between the Borrower and the Agent, when and as due.

          (f)  All computations of Fees shall be made in accordance with
Section 12.07(b).

          3.02 Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment. (a) Upon at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment; provided that (x) any such termination or partial reduction shall apply to proportionately and permanently reduce the Revolving Loan Commitment of each of the RL Banks and (y) any partial reduction pursuant to this Section 3.02 shall be in the amount of at least $1,000,000.

          (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks), to terminate the entire Revolving Loan Commitment of such Bank, so long as all Loans, together with accrued and unpaid interest, Fees and all other amounts, due and owing to such Bank are repaid concurrently with the effectiveness of such termination pursuant to
Section 4.01(b) and the Borrower shall pay to the Agent at such time an amount in cash and/or Cash Equivalents equal to such Bank's RL Percentage of the outstanding Letters of Credit (which cash and/or Cash Equivalents shall be held by the Agent as security for the obligations of the Borrower hereunder in respect of the outstanding Letters of Credit pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent, which shall permit certain investments in Cash Equivalents reasonably satisfactory to the Agent until the proceeds are applied to the secured obligations) (at which time Annex I shall be deemed modified to reflect such changed amounts), and at such time, such Bank shall no longer constitute a "Bank" for purposes of this Agreement, except with respect to indemnifications under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 12.01 and 12.06), which shall survive as to such repaid Bank.

          3.03  Mandatory Adjustments  of  Commitments, etc.   (a)   The
Total Commitment shall terminate in its entirety on April 30, 1997 unless the Restatement Effective Date has occurred on or before such date.

          (b) Each of the Total A Term Loan Commitment, Total B Term Loan Commitment, the Total C Term Loan Commitment and the Total D Term Loan Commitment shall terminate on the Restatement Effective Date, after giving effect to the making of Term Loans on such date.

          (c) The Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Bank) shall terminate on the earlier of (x) the date on which a Change of Control Event occurs and (y) the Revolving Loan Maturity Date.

          (d) The Total Revolving Loan Commitment shall be reduced (i) on the second Business Day following the Accounts Receivable Facility Transaction Date, by an amount equal to the Accounts Receivable Facility Proceeds and (ii) on the second Business Day after each date after the Accounts Receivable Facility Transaction Date on which the holders of Investor Certificates fund any increase in the net invested amount of such Investor Certificates, by the respective increase; provided that after the aggregate reduction to the Total Revolving Loan Commitment pursuant to clauses (i) and/or (ii) above is in an amount equal to $30,000,000, no such further reduction shall be required pursuant to this Section 3.03(d) unless and until the sum (such sum, the "Aggregate Net Invested Amount") of (x) the Accounts Receivable Facility Proceeds plus (y) the sum of the respective increases under clause (ii) above exceeds $75,000,000; provided further, that on the second Business Day following any date on which the Aggregate Net Invested Amount is increased above $75,000,000, an amount equal to such increase above $75,000,000 shall be applied (at the option of the Borrower) either to
(A) reduce the Total Revolving Loan Commitment and/or (B) prepay the A Term Loans pursuant to Section 4.02(A)(j) (such election (which may be to apply all or part of such increase to the Total Revolving Loan Commitment and/or all or part of such increase to the A Term Loans, so long as the full amount of such increase is applied) to be evidenced by a written notice to be delivered by the Borrower to the Agent on or prior to the second Business Day following the date of such increase, which notice shall specify the amount of such increase to be applied to each of the Total Revolving Loan Commitment and the A Term Loans, it being understood that if the Borrower fails to give such notice then the full amount of such increase shall be applied to reduce the Total Revolving Loan Commitment).

          (e) On each date upon which a mandatory repayment of Term Loans pursuant to Section 4.02(A)(c), (d), (e), (f), (g) or (h) is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if an unlimited amount of Term Loans were then outstanding, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.

          (f)  Each reduction or  adjustment of  the Total  A Term  Loan
Commitment, the Total B Term Loan Commitment, the Total C Term Loan Commitment, the Total D Term Loan Commitment or the Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall apply proportionately to the A Term Loan Commitment, the B Term Loan Commitment, the C Term Loan Commitment, the D Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment.

          SECTION 4.  Payments.

          4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans made to it, in whole or in part, without premium or penalty except as otherwise provided in this Agreement, from time to time on the following terms and conditions: (i) the Borrower shall give the Agent at its Notice Office written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay such Loans, whether such Loans are A Term Loans, B Term Loans, C Term Loans, D Term Loans, Revolving Loans or Swingline Loans, the amount of such prepayment and (in the case of Eurodollar Loans) the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower prior to 11:00 A.M. (New York time) (x) at least one Business Day prior to the date of such prepayment in the case of Term Loans or Revolving Loans maintained as Base Rate Loans, (y) on the date of such prepayment in the case of Swingline Loans and (z) at least three
Business Days prior to the date of such prepayment in the case of Eurodollar Loans, which notice shall, except in the case of Swingline Loans, promptly be transmitted by the Agent to each of the Banks; (ii) each prepayment shall be in an aggregate principal amount of at least $1,000,000 (or $500,000 in the case of Swingline Loans); provided, that no partial prepayment of Eurodollar Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of the Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto; (iii) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided, that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loans of a Defaulting Bank at any time when the aggregate amount of Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's RL Percentage of all Revolving Loans then outstanding; (iv) each prepayment of Term Loans pursuant to this Section 4.01 must consist of a prepayment of A Term Loans (in an amount equal to the A TL Percentage of such prepayment), B Term Loans (in an amount equal to the B TL Percentage of such prepayment), C Term Loans (in an amount equal to the C TL Percentage of such prepayment) and D Term Loans (in an amount equal to the D TL
Percentage of such prepayment); (v) each prepayment of A Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled A Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled A Repayment); (vi) each prepayment of B Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled B Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled B Repayment); (vii) each prepayment of C Term Loans pursuant to this
Section 4.01 shall reduce the then remaining Scheduled C Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled C Repayment); and (viii) each prepayment of D Term Loans pursuant to this Section 4.01 shall reduce the then remaining Scheduled D Repayments on a pro rata basis (based upon the then remaining principal amount of each such Scheduled D Repayment).

          (b) In the event of certain refusals by a Bank to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Banks as provided in Section 12.12(b), the Borrower shall have the right, upon five Business Days' prior written notice to the Agent at its Notice Office (which notice the Agent shall promptly transmit to each of the Banks) to repay all Loans, together with accrued and unpaid interest, Fees and all other amounts due and owing to such Bank in accordance with said Section 12.12(b), so long as (A) in the case of the repayment of Revolving Loans of any RL Bank pursuant to this clause (b), the Revolving Loan Commitment of such RL Bank is terminated concurrently with such repayment pursuant to Section 3.02(b) (at which time Annex I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (B) in the case of the repayment of Loans of any Bank, the consents required by Section 12.12(b) in connection with the repayment pursuant to this clause (b) shall have been obtained.

          4.02  Mandatory Prepayments.

          (A)  Requirements:

          (a) If on any date the sum of (i) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans (after giving effect to all other repayments thereof on such date) plus (ii) the Letter of Credit Outstandings on such date exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of Swingline Loans, and if no Swingline Loans are or remain outstanding, Revolving Loans, in an aggregate amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower agrees to pay to the Agent an amount in cash and/or Cash Equivalents equal to such excess (up to the aggregate amount of Letter of Credit Outstandings at such time) and the Agent shall hold such payment as security for the obligations of the Borrower hereunder pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Agent (which shall permit certain investments in Cash Equivalents satisfactory to the Agent until the proceeds are applied to the secured obligations).

          (b) (i) The Borrower shall be required to repay the principal amount of A Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled A Repayment"):

     Scheduled A Repayment Date                      Amount

     the last Business Day in September, 1999     $ 4,000,000
     the last Business Day in December, 1999      $ 8,000,000

     the last Business Day in March, 2000         $11,500,000
     the last Business Day in June, 2000          $11,500,000
     the last Business Day in September, 2000     $11,500,000
     the last Business Day in December, 2000      $11,500,000
     the last Business Day in March, 2001         $19,250,000
     the last Business Day in June, 2001          $19,250,000
     the last Business Day in September, 2001     $19,250,000
     A Term Loan Maturity Date                    $19,250,000

          (ii) The Borrower shall be required to repay the principal amount of B Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled B Repayment"):

     Scheduled B Repayment Date                       Amount

     the last Business Day in June, 1997          $   360,000
     the last Business Day in September, 1997     $   356,000
     the last Business Day in December, 1997      $   358,000

     the last Business Day in March, 1998         $   358,000
     the last Business Day in June, 1998          $   358,000
     the last Business Day in September, 1998     $   358,000
     the last Business Day in December, 1998      $   358,000

     the last Business Day in March, 1999         $   358,000
     the last Business Day in June, 1999          $   358,000
     the last Business Day in September, 1999     $   358,000
     the last Business Day in December, 1999      $   358,000

     the last Business Day in March, 2000         $   358,000
     the last Business Day in June, 2000          $   358,000
     the last Business Day in September, 2000     $   358,000
     the last Business Day in December, 2000      $   358,000

     the last Business Day in March, 2001         $   358,000
     the last Business Day in June, 2001          $   358,000
     the last Business Day in September, 2001     $   358,000
     the last Business Day in December, 2001      $   358,000

     the last Business Day in March, 2002         $26,979,500
     the last Business Day in June, 2002          $26,979,500
     the last Business Day in September, 2002     $26,979,500
     B Term Loan Maturity Date                    $26,979,500

          (iii) The Borrower shall be required to repay the principal amount of C Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled C Repayment"):

     Scheduled C Repayment Date                     Amount

     the last Business Day in June, 1997          $   360,000
     the last Business Day in September, 1997     $   356,000
     the last Business Day in December, 1997      $   358,000

     the last Business Day in March, 1998         $   358,000
     the last Business Day in June, 1998          $   358,000
     the last Business Day in September, 1998     $   358,000
     the last Business Day in December, 1998      $   358,000

     the last Business Day in March, 1999         $   358,000
     the last Business Day in June, 1999          $   358,000
     the last Business Day in September, 1999     $   358,000
     the last Business Day in December, 1999      $   358,000

     the last Business Day in March, 2000         $   358,000
     the last Business Day in June, 2000          $   358,000
     the last Business Day in September, 2000     $   358,000
     the last Business Day in December, 2000      $   358,000

     the last Business Day in March, 2001         $   358,000
     the last Business Day in June, 2001          $   358,000
     the last Business Day in September, 2001     $   358,000
     the last Business Day in December, 2001      $   358,000
     the last Business Day in March, 2002         $   358,000
     the last Business Day in June, 2002          $   358,000
     the last Business Day in September, 2002     $   358,000
     the last Business Day in December, 2002      $   358,000

     the last Business Day in March, 2003         $26,621,500
     the last Business Day in June, 2003          $26,621,500
     the last Business Day in September, 2003     $26,621,500
     C Term Loan Maturity Date                    $26,621,500

          (iv) The Borrower shall be required to repay the principal amount of D Term Loans on each date set forth below in the amount set forth opposite such date below (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02(B), a "Scheduled D Repayment"):

     Scheduled D Repayment Date                      Amount

     the last Business Day in June, 1997            $300,000
     the last Business Day in September, 1997       $300,000
     the last Business Day in December, 1997        $300,000

     the last Business Day in March, 1998           $300,000
     the last Business Day in June, 1998            $300,000
     the last Business Day in September, 1998       $300,000
     the last Business Day in December, 1998        $300,000

     the last Business Day in March, 1999           $300,000
     the last Business Day in June, 1999            $300,000
     the last Business Day in September, 1999       $300,000
     the last Business Day in December, 1999        $300,000

     the last Business Day in March, 2000           $300,000
     the last Business Day in June, 2000            $300,000
     the last Business Day in September, 2000       $300,000
     the last Business Day in December, 2000        $300,000

     the last Business Day in March, 2001           $300,000
     the last Business Day in June, 2001            $300,000
     the last Business Day in September, 2001       $300,000
     the last Business Day in December, 2001        $300,000

     the last Business Day in March, 2002           $300,000
     the last Business Day in June, 2002            $300,000
     the last Business Day in September, 2002       $300,000
     the last Business Day in December, 2002        $300,000

     the last Business Day in March, 2003           $300,000
     the last Business Day in June, 2003            $300,000
     the last Business Day in September, 2003       $300,000
     the last Business Day in December, 2003        $300,000

     the last Business Day in March, 2004        $21,650,000
     the last Business Day in June, 2004         $21,650,000
     the last Business Day in September, 2004    $21,650,000
     D Term Loan Maturity Date                   $21,650,000

          (c) On the Business Day after the date of receipt thereof by Holdings and/or any of its Subsidiaries of Proceeds from any Asset Sale, an amount equal to 100% of the Net Proceeds from such Asset Sale shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans, the C TL Percentage of such amount to be applied as a repayment of the C Term Loans and the D TL Percentage of such amount to be applied as a repayment of the D Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)), provided that (w) with respect to no more than $5,000,000 in the aggregate of such Proceeds in any fiscal year of the Borrower (excluding Proceeds received from any Designated Real Property Sale and any Designated Asset Sale), the Net Proceeds therefrom shall not be required to be so applied on such date to the extent that no payment Default, or Event of Default, then exists and the Borrower delivers a certificate to the Agent on or prior to such date stating that such Net Proceeds shall be used to purchase assets used or to be used in the businesses referred to in Section 8.01(a) (including, without limitation, capital stock of a corporation engaged in any such business) within 180 days following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), provided, that (1) if all or any portion of such Net Proceeds not so applied to the repayment of Term Loans are not so used (or contractually committed to be used) within such 180 day period, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided above in this Section 4.02(A)(c) and (2) if all or any portion of such Net Proceeds are not required to be applied on the 180th day referred to in clause (1) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Term Loans as provided in this Section 4.02(A)(c); (x) notwithstanding anything to the contrary contained above, in the event of an Asset Sale constituting a Designated Real Property Sale, only 80% of such Net Proceeds resulting from any such Designated Real Property Sale shall be required to be applied as a mandatory repayment of Term Loans as provided above in this Section 4.02(A)(c) and (y) notwithstanding anything to the contrary contained above, in the event of an Asset Sale constituting a Designated Asset Sale, the Net Proceeds therefrom shall not be required to be so applied on such date to the extent that no payment Default, or Event of Default, then exists and the Borrower delivers a certificate to the Agent on or prior to such date stating that such Net Proceeds shall be used to purchase assets used or to be used in the businesses referred to in Section 8.01(a) (including, without limitation, capital stock of a corporation engaged in any such business) within 360 days following the date of such Designated Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), provided that if all or any portion of such Net Proceeds not so applied to the repayment of Term Loans are not so used within such 360 day period, such remaining portion (to the extent theretofore received by Holdings and/or any of its Subsidiaries in the form of cash) shall be applied on the last day of such period as a mandatory repayment of principal of outstanding Term Loans as provided in this Section 4.02(A)(c).

          (d) On the Business Day after the date of the receipt thereof by Holdings and/or any of its Subsidiaries, an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of the sale or issuance of preferred or common equity of (or cash capital contributions to)
Holdings or any of its Subsidiaries (other than (w) issuances of Holdings Common Stock and Permitted Holdings PIK Securities by Holdings as consideration in connection with any Permitted Acquisition, (x) issuances of Holdings Common Stock or Holdings Class L Common Stock (including as a result of the exercise of any options with regard thereto) to management of Holdings and its Subsidiaries, (y) issuances of Baxter Preferred Stock to Baxter in accordance with the terms of the Baxter Acquisition Documents and this Agreement and (z) equity contributions to any Subsidiary of the Borrower made by the Borrower or any other Subsidiary of the Borrower) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans, the C TL Percentage of such amount to be applied as a repayment of the C Term Loans and the D TL Percentage of such amount to be applied as a repayment of the D Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)); provided that (i) $30,000,000 of cash equity contributions in the aggregate from Bain Capital, GS Capital and/or their respective Related Parties made at any time after the Original Effective Date shall not be required to be applied as provided above in this Section 4.02(A)(d) so long as such equity contributions are substantially contemporaneously contributed to the capital of the Borrower as an equity contribution or loaned to the Borrower (such loan to be evidenced by the Borrower Subordinated Note) (the cash contributions made pursuant to this clause (i), "Permitted Equity Proceeds"), and (ii) only 50% of such proceeds resulting from the registered initial public offering of Holdings Common Stock, or the issuance of Holdings common stock pursuant to a Permitted Strategic Equity Issuance, shall be applied as provided above in this Section 4.02(A)(d).

          (e) On the date of the receipt thereof by Holdings and/or any of its Subsidiaries, an amount equal to 100% of the proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) of the incurrence of Indebtedness by Holdings and/or any of its Subsidiaries (other than Indebtedness permitted to be incurred by Section 8.04 as in effect on the Restatement Effective Date) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans, the C TL Percentage of such amount to applied as a repayment of the C Term Loans and the D TL Percentage of such amount to be applied as a repayment of the D Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)).

          (f) On each Excess Cash Payment Date, an amount equal to 75% of Excess Cash Flow of the Borrower and its Subsidiaries for the most recent Excess Cash Flow Period ending prior to such Excess Cash Payment Date shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans, the C TL Percentage of such amount to be applied as a repayment of the C Term Loans and the D TL Percentage of such amount to be applied as a repayment of the D Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)).

          (g) Within 10 days following each date on which Holdings or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment of principal of the Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans, the C TL Percentage of such amount to be applied as a repayment of the C Term Loans and the D TL Percentage of such amount to be applied as a repayment of the D Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)), provided that so long as no Default or Event of Default then exists and such proceeds do not exceed $100,000,000, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Agent on or prior to such date stating that such proceeds shall be used to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such proceeds (which certificate shall set forth the estimates of the proceeds to be so expended), and provided further, that (i) if the amount of such proceeds exceeds $100,000,000, then the entire amount and not just the portion in excess of $100,000,000 shall be applied as a mandatory repayment of Term Loans as provided above in this Section 4.02(A)(g), (ii) if all or any portion of such proceeds not required to be applied to the repayment of Term Loans pursuant to the preceding proviso are not so used (or contractually committed to be used) within 360 days after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such period as a mandatory repayment of principal of the Term Loans as provided in this Section 4.02(A)(g) and (iii) if all or any portion of such proceeds are not required to be applied on the 360th day referred to in clause (ii) above because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as a mandatory repayment of principal of outstanding Term Loans as provided in this Section 4.02(A)(g).

          (h) On the date of the receipt thereof by Holdings and/or any of its Subsidiaries of a Pension Plan Refund, an amount equal to 100% of such Pension Plan Refund shall be applied as a mandatory repayment of principal of Term Loans (with the A TL Percentage of such amount to be applied as a repayment of the A Term Loans, the B TL Percentage of such amount to be applied as a repayment of the B Term Loans, the C TL Percentage of such amount to be applied as a repayment of the C Term Loans and the D TL Percentage of such amount to be applied as a repayment of the D Term Loans, in each case subject to modification of such application as set forth in Section 4.02(C)).

          (i) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all other then outstanding Loans of the respective Facility shall be repaid in full on the Maturity Date for such Facility.

          (j) On the second Business Day following each date on which the Aggregate Net Invested Amount in respect of the Accounts Receivable Facility is increased to an amount in excess of $75,000,000, all or a portion of such increase shall be applied as a mandatory prepayment of the A Term Loans (as and to the extent elected by the Borrower pursuant to Section 3.03(d)).

          (B)  Application:

          (a) Any amount required to be applied to A Term Loans, B Term Loans, C Term Loans or D Term Loans, as the case may be, shall apply to the repayment of the outstanding principal amount of A Term Loans, B Term Loans, C Term Loans and D Term Loans, respectively, of the respective Facility.

          (b) All repayments of A Term Loans, B Term Loans, C Term Loans and D Term Loans pursuant to Section 4.02(A)(c), (d), (e), (f),
(g), (h) or (j) shall be applied to reduce the then remaining Scheduled Repayments of the respective Facility pro rata based on the then remaining Scheduled Repayments of the respective Facility.

          (c)  With respect to each repayment of Loans required by  this
Section 4.02, the Borrower may designate the Types of Loans which are to be repaid and the specific Borrowing(s) under the affected Facility pursuant to which made; provided, that (i) Eurodollar Loans made pursuant to a specific Facility may be designated for repayment pursuant to this Section 4.02 only on the last day of an Interest Period applicable thereto unless all Eurodollar Loans made pursuant to such Facility with Interest Periods ending on such date of required prepayment and all Base Rate Loans made pursuant to such Facility have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount, such Borrowing shall be immediately converted into Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; provided, that no repayment pursuant to Section 4.02(A)(a) shall be applied to any Revolving Loans of a Defaulting Bank at any time when the aggregate amount of the Revolving Loans of any Non-Defaulting Bank exceeds such Non-Defaulting Bank's RL Percentage of Revolving Loans then outstanding. In the absence of a designation by the Borrower as described in the preceding sentence, the Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under Section 1.11.

          (C)  Waiver of Certain Mandatory Repayments
               by B, C and D Banks

          Notwithstanding anything  to the  contrary contained  in  this
Section 4.02 or elsewhere in this Agreement (including, without limitation, in Section 12.12), the Borrower shall have the option, in its sole discretion, to give the Banks with outstanding B Terms Loans (the "B Banks"), C Term Loans (the "C Banks") and D Term Loans (the "D Banks") the option to waive a mandatory repayment of such Loans pursuant to Section 4.02(A)(c), (d), (e), (f), (g) and/or (h) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this Section 4.02(C). If the Borrower elects to exercise the option referred to in the preceding sentence, the Borrower shall give to the Agent written notice of its intention to give the B Banks, the C Banks and the D Banks the right to waive a Waivable Mandatory Repayment at least five Business Days prior to such repayment, which notice the Agent shall promptly forward to all B Banks, C Banks and D Banks (indicating in such notice the amount of such repayment to be applied to each such Bank's outstanding Term Loans under such Facilities). The Borrower's offer to permit such Banks to waive any such Waivable Mandatory Repayment may apply to all or part of such repayment, provided that any offer to waive part of such repayment must be made ratably to such Banks on the basis of their outstanding B Term Loans, C Term Loans and D Term Loans. In the event any such B Bank, C Bank or D Bank desires to waive such Bank's right to receive any such Waivable Mandatory Repayment in whole or in part, such Bank shall so advise the Agent no later than the close of business two Business Days after the date of such notice from the Agent, which notice shall also include the amount such Bank desires to receive in respect of such repayment. If any Bank does not reply to the Agent within the two Business Days, it will be deemed not to have waived any part of such repayment. If any Bank does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Bank waives all or part of such right to receive any such Waivable Mandatory Repayment, the Agent shall apply 100% of the amount so waived by such Bank to the A Term Loans in accordance with
Section 4.02(B).

          4.03  Method and  Place  of  Payment.   Except  as  otherwise
specifically provided herein, all payments under this Agreement shall be made to the Agent for the ratable account of the Banks entitled thereto, not later than 12:00 Noon (New York time) on the date when due and shall be made in immediately available funds and in U.S. Dollars at the Payment Office, it being understood that written, telex or facsimile transmission notice by the Borrower to the Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

          4.04  Net Payments.  (a)   All payments made  by the Borrower
hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Bank pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Bank is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Bank, upon the written request of such Bank, for taxes imposed on or measured by the net income or net profits of such Bank pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Bank is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Bank is located and for any withholding of taxes as such Bank shall determine are payable by, or withheld from, such Bank in respect of such amounts so paid to or on behalf of such Bank pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Bank pursuant to this sentence. The Borrower will furnish to the Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Bank, and reimburse such Bank upon its written request, for the amount of any Taxes so levied or imposed and paid by such Bank.
          (b) Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Agent on or prior to the Restatement Effective Date, or in the case of a Bank that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13 or 12.04 (unless the respective Bank was already a Bank hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Bank, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit C (any such certificate, a "Section 4.04(b)(ii) Certificate") and
(y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Bank agrees that from time to time after the Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Bank to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Agent of its inability to deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Bank which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Bank has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Bank in respect of income or similar taxes imposed by the United States if (I) such Bank has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this
Section 4.04(b) or (II) in the case of a payment, other than interest, to a Bank described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in
Section 12.04(b), the Borrower agrees to pay additional amounts and to indemnify each Bank in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Restatement Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

          SECTION 5.  Conditions Precedent .   The  occurrence  of  the
Restatement Effective Date pursuant to Section 12.10 and the obligation of each Bank to make each Loan to the Borrower hereunder, and the obligation of any Letter of Credit Issuer to issue each Letter of Credit hereunder, is subject, on the Restatement Effective Date or at the time of each such Credit Event (except as otherwise hereinafter indicated), as the case may be, to the satisfaction of the following conditions:

          5.01 Execution of Agreement; Notes. On or prior to the Restatement Effective Date, (i) this Agreement shall have been executed and delivered as provided in Section 12.10 and (ii) there shall have been delivered to the Agent for the account of each Bank the appropriate A Term Note, B Term Note, C Term Note, D Term Note and Revolving Note, if any, and to BTCo the Swingline Note, in each case executed by the Borrower and in the amount, maturity and as otherwise provided herein.

          5.02 No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in the other Credit Documents in effect at such time shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

          5.03  Officer's Certificate.   On  the Restatement  Effective
Date, the Agent shall have received a certificate dated such date signed by an appropriate officer of the Borrower stating that all of the applicable conditions set forth in Sections 5.02, 5.06, 5.07, 5.08 and
5.09 exist as of such date.

          5.04  Notice of  Borrowing; Letter  of  Credit Request.   The
Agent shall have received a Notice of Borrowing satisfying the requirements of Section 1.03 with respect to each incurrence of Loans, and the Agent and the respective Letter of Credit Issuer shall have received a Letter of Credit Request satisfying the requirements of
Section 2.02 with respect to each issuance of a Letter of Credit.

          5.05 Corporate Proceedings. (a) On the Restatemen t Effective Date, the Agent shall have received from each Credit Party a certificate, dated the Restatement Effective Date, signed by the chairman, a vice chairman, the president or any vice-president of such Credit Party, and attested to by the secretary or any assistant secretary of such Credit Party, in the form of Exhibit D with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate and all of the foregoing (including each such Certificate of Incorporation and By-Laws) shall be reasonably satisfactory to the Agent.

          (b) On the Restatement Effective Date, all corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all certificates, documents and papers, including good standing certificates, bring-down certificates and any other records of corporate proceedings and governmental approvals, if any, which the Agent reasonably may have requested in connection therewith, such documents and papers, where appropriate, to be certified by proper corporate or governmental authorities.

          5.06 Adverse Change, etc. On or prior to the Restatement Effective Date, nothing shall have occurred since December 31, 1996 (and neither the Banks nor the Agent shall have become aware of any facts or conditions not previously known) which the Required Banks or the Agent shall determine (a) has, or could reasonably be expected to have, a material adverse effect on the rights or remedies of the Banks or the Agent, or on the ability of any Credit Party to perform its obligations to them hereunder or under any other Credit Document or (b) has, or could reasonably be expected to have, a Material Adverse Effect.

          5.07 Litigation. On the Restatement Effective Date, there shall be no actions, suits or proceedings pending or threatened (a) with respect to this Agreement or any other Document or (b) which the Agent or the Required Banks shall determine could reasonably be expected to
(i) have a Material Adverse Effect or (ii) have a material adverse effect on the Transaction, the rights or remedies of the Banks or the Agent hereunder or under any other Credit Document or on the ability of any Credit Party to perform its respective obligations to the Banks or the Agent hereunder or under any other Credit Document.

          5.08 Approvals. On or prior to the Restatement Effective Date, all necessary governmental (domestic and foreign) and third party approvals in connection with the Transaction, the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction, the transactions contemplated by the Transaction Documents and otherwise referred to herein or therein. Additionally, on the Restatement Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Transaction or the making of Loans.

          5.09  Consummation  of   the  Transaction.     (a)   On   the
Restatement Effective Date and concurrently with the initial incurrence of Loans hereunder, (i) the total commitments in respect of the Indebtedness to be Refinanced shall have been terminated, all Original Loans with respect thereto shall have been repaid in full in cash and all letters of credit issued thereunder shall have been incorporated hereunder as Original Letters of Credit pursuant to Section 2.01(d), it being understood and agreed, however, that any Continuing Bank may net fund the Loans required to be made by it on the Restatement Effective Date by permitting the principal amount of the Original Loans made by such Continuing Bank to remain outstanding on the Restatement Effective Date to satisfy such Continuing Bank's obligation to fund a like principal amount of Loans to be incurred hereunder by the Borrower on the Restatement Effective Date, and for purposes of this Section 5.09 only such outstanding principal amount shall be deemed outstanding under this Agreement and such corresponding Original Loans shall be deemed to have been so repaid in full, (ii) there shall have been paid in cash in full all costs and expenses (including, without limitation, breakage costs, if any, with respect to eurodollar rate loans) then owing to any of the Original Banks and/or the Agent, as agent under the Original Credit Agreement, in each case to the satisfaction of the Agent or the Original Banks, as the case may be, regardless of whether or not such costs and expenses would otherwise be due and payable at such time pursuant to the terms of the Original Credit Agreement and (iii) all outstanding Notes (as defined in the Original Credit Agreement) issued by the Borrower to the Original Banks under the Original Credit Agreement shall be deemed cancelled.

          (b) On or prior to the Restatement Effective Date, there shall have been delivered to the Banks true and correct copies of all Transaction Documents, and all of the terms and conditions of such Transaction Documents, as well as the structure of the Transaction and the ownership interests in Holdings after giving effect to the Transaction, shall be in form and substance reasonably satisfactory to the Agent and the Required Banks.

          (c) On the Restatement Effective Date, the Agent shall have received evidence in form, scope and substance reasonably satisfactory to it that the matters set forth in this Section 5.09 have been satisfied on such date.

          5.10  Acknowledgements,  etc.     (a)   On  the   Restatement
Effective Date, Holdings, the Borrower and each Subsidiary Guarantor shall have (x) duly authorized, executed and delivered an assumption, acknowledgment and amendment in the form of Exhibit E (the "Security Documents Acknowledgment and Amendment") with respect to the Pledge Agreement, the Security Agreement and the Mortgages, which Security Documents Acknowledgment and Amendment shall contain, among other things, (i) an acknowledgment that the "Obligations" (as defined in each of such documents) include all of the Obligations under this Agreement after giving effect to the Restatement Effective Date, (ii) an acknowledgment that, after giving effect to the Restatement Effective Date, each of the Pledge Agreement, the Security Agreement and each of the Mortgages shall remain in full force and effect in accordance with their respective terms, and (iii) all information required to be set forth as of the Restatement Effective Date on each Annex to the Pledge Agreement and (y) taken all actions reasonably requested by the Agent (including, without limitation, the obtaining of UCC-11's or equivalent reports and the filing of UCC-1's or UCC-3's) in connection with the granting of liens pursuant to the Pledge Agreement, the Security Agreement and the Mortgages.

          (b) On the Restatement Effective Date, each Subsidiary of the Borrower party to the Subsidiary Guaranty prior to the Restatement Effective Date shall have duly authorized, executed and delivered an acknowledgment in the form of Exhibit F (the "Subsidiary Guaranty Acknowledgment"), which Subsidiary Guaranty Acknowledgment shall contain, among other things, (i) an acknowledgment of this Agreement and the transactions contemplated hereby, and (ii) an acknowledgment that the "Obligations" (as defined in the Subsidiary Guaranty) include all of the Obligations under this Agreement after giving effect to the Restatement Effective Date, and (iii) an acknowledgment that, after giving effect to the Restatement Effective Date, the Subsidiary Guaranty shall remain in full force and effect in accordance with its terms.

          (c) On the Restatement Effective Date, (i) the Collateral Agent, as Pledgee, shall have in its possession all the Pledged Securities referred to in the Pledge Agreement then owned by each Credit Party (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers in the case of capital stock constituting Pledged Securities and
(ii) the Pledge Agreement shall be in full force and effect.

          (d) On the Restatement Effective Date, (i) the Security Agreement and each of the Mortgages shall be in full force and effect and (ii) no filings, recordings, registrations or other actions shall be necessary or desirable to maintain (x) the perfection and priority of the security interests granted pursuant to the Security Agreement in the Security Agreement Collateral covered thereby and (y) first priority mortgage Liens on each Mortgaged Property in favor of the Collateral Agent for the benefit of the Secured Creditors, free and clear of all defects and encumbrances except Permitted Encumbrances.

          5.11 Subsidiary Guaranty. On the Restatement Effective Date, the Subsidiary Guaranty shall be in full force and effect.

          5.12 Plans; Collective Bargaining Agreements; Existing Indebtedness Agreements; Shareholders' Agreements; Management Agreements; Employment Agreements; Non-Compete Agreements; Tax
Allocation  Agreements;  Material  Contracts.    On  or  prior  to  the
Restatement Effective Date, there shall have been delivered to the Banks copies, certified as true and correct by an appropriate officer of the Borrower, of:

          (a) any material Plans of Holdings or any of its Subsidiaries after giving effect to the consummation of the Transaction and for each such Plan (i) that is a "single-employer plan" (as defined in
     Section 4001(a)(15) of ERISA) the most recently completed actuarial valuation prepared therefor by such Plan's regular enrolled actuary and the Schedule B, "Actuarial Information" to the IRS Form 5500 (Annual Report) most recently filed with the Internal Revenue Service and (ii) that is a "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA), each of the documents referred to in clause (i) either in the possession of Holdings, any Subsidiary of Holdings or any ERISA Affiliate or reasonably available thereto from the sponsor or trustees of such Plan;

          (b) any material collective bargaining agreements or any other similar agreement or arrangement covering the employees of Holdings or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Collective Bargaining Agreements");

          (c) all agreements evidencing or relating to the Existing Indebtedness that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Existing Indebtedness Agreements");

          (d) (A) the Stockholders' Agreement, (B) the Subscription Agreement, (C) the Registration Rights Agreement and (D) all other agreements entered into by Holdings or any of its Subsidiaries governing the terms and relative rights of its capital stock, and any agreements entered into by shareholders relating to any such entity with respect to their capital stock, in each case that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Shareholders' Agreements");

          (e) (A) the Consulting Agreement and (B) any other material agreements (or the forms thereof) with members of, or with respect to, the management of Holdings or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Management Agreements");

          (f)  any  material  employment  agreements  entered  into   by
     Holdings or any of its Subsidiaries (collectively, the "Employment Agreements");

          (g)  any  material  non-compete  agreement  entered  into   by
     Holdings or any of its Subsidiaries (collectively, the "Non-Compete Agreements");

          (h) any tax sharing or tax allocation agreements entered into by Holdings or any of its Subsidiaries (collectively, the "Tax Allocation Agreements"); and

          (i) all material contracts and licenses of Holdings or any of its Subsidiaries that are to remain in effect after giving effect to the consummation of the Transaction (collectively, the "Material Contracts");

all of which Plans, Collective Bargaining Agreements, Existing Indebtedness Agreements, Shareholders' Agreements, Management Agreements, Employment Agreements, Non-Compete Agreements, Tax
Allocation Agreements and Material Contracts shall be in form and substance reasonably satisfactory to the Agent and shall be in full force and effect on the Restatement Effective Date, provided, however, that only those Plans, Collective Bargaining Agreements, Existing Indebtedness Agreements, Shareholders' Agreements, Management Agreements, Employment Agreements, Non-Compete Agreements, Tax Allocation Agreements and Material Contracts which were not in existence on the Original Effective Date or, if in existence on the Original Effective Date, have been modified in any material respect since such date, shall be required to be delivered pursuant to this Section 5.12.

          5.13   Existing Indebtedness.   On the  Restatement Effective
Date and after giving effect to the Transaction and the Loans incurred on the Restatement Effective Date, neither Holdings nor any of its Subsidiaries shall have any preferred stock outstanding except for the Baxter Preferred Stock, or any Indebtedness outstanding except for Indebtedness permitted under Section 8.04. On and as of the Restatement Effective Date, all of the Existing Indebtedness shall remain outstanding after giving effect to the Transaction and the other transactions contemplated hereby without any default or events of default existing thereunder or arising as a result of the Transaction and the other transactions contemplated hereby (except to the extent amended or waived by the parties thereto on terms and conditions reasonably satisfactory to the Agent and the Required Banks). On and as of the Restatement Effective Date, the Agent and the Required Banks shall be satisfied with the amount of and the terms and conditions of all Existing Indebtedness.

          5.14 Payment of Fees. On the Restatement Effective Date, all costs, fees and expenses, and all other compensation contemplated by this Agreement, due to the Agent or the Banks (including, without limitation, legal fees and expenses) shall have been paid to the extent due.

          The occurrence of the Restatement Effective Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to each of the Banks that all of the applicable conditions specified above exist as of the Restatement Effective Date or the date of such Credit Event, as the case may be. All of the certificates, legal opinions and other documents and papers referred to in this Section 5, unless otherwise specified, shall be delivered to the Agent at its Notice Office for the account of each of the Banks and, except for the Notes, in sufficient counterparts for each of the Banks and shall be satisfactory in form and substance to the Agent and the Required Banks.

          SECTION 6. Representations, Warranties and Agreements . In order to induce the Banks to enter into this Agreement and to make the Loans and issue and/or participate in the Letters of Credit provided for herein, each of Holdings and the Borrower makes the following representations, warranties and agreements with the Banks in each case after giving effect to the Original Transaction and the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of each Credit Event being deemed to constitute a representation and warranty that the matters specified in this Section 6 are true and correct in all material respects on and as of the date of each such Credit Event, unless stated to relate to a specific earlier date in which all representations and warranties shall be true and correct in all material respects as of such earlier date):

          6.01  Corporate Status.  Holdings and each of its Subsidiaries
(i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

          6.02 Corporate Power and Authority. Each Credit Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Documents to which it is a party. Each Credit Party has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          6.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party nor compliance by them with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents and the Accounts Receivable Facility Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Holdings or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which Holdings or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of Holdings or any of its Subsidiaries.

          6.04 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Holdings or any of its Subsidiaries, threatened, with respect to Holdings or any of its Subsidiaries (i) that are likely to have a Material Adverse Effect or (ii) that could reasonably be expected to have a material adverse effect on the rights or remedies of the Banks or on the ability of any Credit Party to perform its respective obligations to the Banks hereunder and under the other Credit Documents to which it is, or will be, a party.
Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

          6.05 Use of Proceeds; Margin Regulations. (a) The proceeds of all Term Loans shall be utilized to finance the Refinancing and to pay fees and expenses incurred in connection with the Transaction.

          (b) The proceeds of Revolving Loans and Swingline Loans shall be utilized for the general corporate and working capital purposes of the Borrower and its Subsidiaries.

          (c) Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

          6.06  Governmental Approvals.   No order,  consent, approval,
license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required in connection with (i) the execution, delivery and performance of any Document (other than any Credit Document) or (ii) the legality, validity, binding effect or enforceability of any Document (other than any Credit Document), except
(x) to the extent obtained or made or (y) where the failure to obtain or make any of the foregoing, individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect.

          6.07 Investment Company Act. Neither Holdings nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          6.08 Public Utility Holding Company Act. Neither Holdings nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          6.09 True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Holdings or any of its Subsidiaries in writing to the Agent or any Bank (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

          6.10 Financial Condition; Financial Statements. (a) On and as of the Restatement Effective Date, on a pro forma basis after giving effect to the Original Transaction and the Transaction and to all Indebtedness incurred, and to be incurred (including, without limitation, the Loans and the Senior Subordinated Notes), and Liens created, and to be created, by each Credit Party in connection therewith, with respect to each of Holdings and its Subsidiaries (on a consolidated basis) and of the Borrower (on a stand-alone basis) (x) the sum of the assets, at a fair valuation, of each of Holdings and its Subsidiaries (on a consolidated basis), and of the Borrower (on a stand-alone basis) will exceed its debts, (y) it has not incurred nor intended to, nor believes that it will, incur debts beyond its ability to pay such debts as such debts mature and (z) it will have sufficient capital with which to conduct its business. For purposes of this Section 6.10, "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

          (b) The statements of financial condition of Holdings and its Subsidiaries at December 31, 1996 and the related statements of income and cash flows and changes in shareholders' equity of Holdings and its Subsidiaries for the fiscal year ended as of said date, copies of which have heretofore been furnished to each Bank, present fairly in all material respects the consolidated financial position of Holdings and its Subsidiaries at the date of said statements and the results for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

          (c) The statements of net assets to be sold of the Acquired Business at December 31, 1994 and at December 31, 1995 and the related statements of income and supplemental cash flow information of the Acquired Business for the fiscal years ended as of said dates, copies of which have heretofore been furnished to each Bank, present fairly in all material respects the net assets of the Acquired Business at the dates of said statements and the results for the periods covered thereby. All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

          (d) Since December 31, 1996, nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

          (e) Except as fully reflected in the financial statements described in Section 6.10(b) and the Indebtedness incurred under this Agreement and the Senior Subordinated Notes, there were as of the Restatement Effective Date (and after giving effect to any Loans made on such date), no liabilities or obligations (excluding current obligations incurred in the ordinary course of business) with respect to Holdings or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due), and neither Holdings nor the Borrower know of any basis for the assertion against Holdings or any of its Subsidiaries of any such liability or obligation which, either individually or in the aggregate, are or would be reasonably likely to have, a Material Adverse Effect.

          (f) The Projections are based on good faith estimates and assumptions made by the management of Holdings, and on the Original Effective Date such management believed that the Projections were reasonable and attainable, it being recognized by the Banks, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections probably will differ from the projected results and that the differences may be material. There is no fact known to Holdings or any of its Subsidiaries which would have a Material Adverse Effect, which has not been disclosed herein or in such other documents, certificates and statements furnished to the Banks for use in connection with the transactions contemplated hereby.

          6.11   Security Interests.   Each of  the Security  Documents
creates (or after the execution and delivery thereof will create), as security for the Obligations, a valid and enforceable perfected security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons and subject to no other Liens (except that the Security Agreement Collateral, the Mortgaged Properties and the collateral covered by the Additional Security Documents may be subject to Permitted Liens relating thereto), in favor of the Collateral Agent. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which shall have been made on or prior to the Restatement Effective Date as contemplated by Section 5.10(a) or on or prior to the execution and delivery thereof as contemplated by Sections 7.11, 7.16 and 8.16.

          6.12 Representations and Warranties in Other Documents. All representations and warranties set forth in the other Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Restatement Effective Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, in each case except to the extent that the failure of any such representation and warranty to be true and correct in all material respects, either individually or in the aggregate with other such representations and warranties, is not reasonably likely to have a Material Adverse Effect.

          6.13 Transaction and Original Transaction. At the time of consummation thereof, each of the Transaction and the Original Transaction shall have been consummated in all material respects in accordance with the terms of the applicable Documents and all applicable laws. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction and the Original Transaction have been obtained, given, filed or taken or waived and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained) except where the failure to obtain, give, file, or take would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction and the Original Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction or the Original Transaction, or the performance by Holdings and its Subsidiaries of their obligations under the Documents and all applicable laws.

          6.14  Special   Purpose    Corporation.  Holdings   has    no
significant assets (other than the capital stock of the Borrower, Borrower Subordinated Notes issued to it from time to time in accordance with the terms of this Agreement and immaterial assets used for the performance of those activities permitted to be performed by Holdings pursuant to Section 8.01(b)) or liabilities (other than under this Agreement and the other Credit Documents, those liabilities under the other Documents and Baxter Acquisition Documents to which it is a party, those liabilities permitted to be incurred by Holdings pursuant to
Section 8.01(b) and, as and when issued from time to time in accordance with the terms of this Agreement, Baxter PIK Notes, Permitted Holdings PIK Securities and Shareholder Subordinated Notes).

          6.15 Compliance with ERISA. (a) Each Plan is in substantial compliance with ERISA and the Code; no Reportable Event has occurred with respect to a Plan; no Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumulated or waived funding deficiency, has permitted decreases in its funding standard account or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code; all contributions required to be made with respect to a Plan and a Foreign Pension Plan have been timely made; neither Holdings nor any Subsidiary of Holdings nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204
or 4212 of ERISA or Section 401(a)(29), 4971, 4975 or 4980 of the Code or reasonably expects to incur any material liability (including any indirect, contingent or secondary liability) under any of the foregoing Sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not, by operation of law or otherwise, become a liability of Holdings or any of its Subsidiaries); no proceedings have been instituted to terminate, or to appoint a trustee to administer, any Plan; no condition exists which presents a material risk to Holdings or any Subsidiary of Holdings or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of Holdings and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not result in a Material Adverse Effect; no lien imposed under the Code or ERISA on the assets of Holdings or any Subsidiary of Holdings or any ERISA Affiliate exists or is likely to arise on account of any Plan; and Holdings and its Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in Section 3(2) of ERISA) the obligations with respect to which could reasonably be expected to have a Material Adverse Effect.

          (b) Each Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither Holdings nor any of its Subsidiaries has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan which is funded, determined as of the end of the most recently ended fiscal year of the Borrower on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan, and for each Foreign Pension Plan which is not funded, the obligations of such Foreign Pension Plan are properly accrued.

          6.16 Capitalization. (a) On the Original Effective Date, the authorized capital stock of Holdings shall consist of (i) 15,000,000 shares of common stock, $0.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of Holdings, the "Holdings Common Stock"), of which 9,399,996 shares shall be issued and outstanding, (ii) 2,000,000 shares of Class L common stock, $0.01 par value per share (such authorized
shares  of  Class  L  common  stock,  together  with  any   subsequently
authorized shares of Class L common stock of Holdings, the "Holdings Class L Common Stock"), of which 1,044,444 shares shall be issued and outstanding, and (iii) 100,000 shares of Baxter Preferred Stock, of which 10,000 shares shall be issued and outstanding and owned by Baxter. All such outstanding shares have been duly and validly issued, are fully paid and nonassessable. Except as set forth on Annex XIV hereto, Holdings does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          (b) On the Restatement Effective Date and after giving effect to the Original Transaction, the Transaction and the other transactions contemplated hereby, the authorized capital stock of the Borrower shall consist of 1,000 shares of common stock, $0.01 par value per share, all of which shares shall be issued and outstanding and owned by Holdings. All such outstanding shares have been duly and validly issued and are fully paid and nonassessable. The Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock.

          6.17 Subsidiaries. On and as of the Restatement Effective Date and after giving effect to the consummation of the Original Transaction and the Transaction, Holdings has no Subsidiaries other than the Borrower and its Subsidiaries, and the Borrower has no Subsidiaries other than those Subsidiaries listed on Annex V. Annex V correctly sets forth, as of the Restatement Effective Date and after giving effect to the Original Transaction and the Transaction, the percentage ownership (direct and indirect) of Holdings in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof. All outstanding shares of capital stock of each Subsidiary of the Borrower have been duly and validly issued, are fully paid and nonassessable and have been issued free of preemptive rights. No Subsidiary of the Borrower has outstanding any securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights.

          6.18  Intellectual  Property.    Holdings  and  each  of  its
Subsidiaries owns or holds a valid license to use all the material patents, trademarks, permits, service marks, trade names, technology, know-how and formulas or other rights with respect to the foregoing, free from restrictions that are materially adverse to the use thereof, that are used in the operation of the business of Holdings and each of its Subsidiaries as presently conducted.

          6.19 Compliance with Statutes, etc. Holdings and each of its Subsidiaries is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Property or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Property or the operations of Holdings or any of its Subsidiaries), except such non-compliance as is not likely to, individually or in the aggregate, have a Material Adverse Effect.

          6.20  Environmental Matters.  (a)   Holdings and  each of its
Subsidiaries have complied with, and on the date of each Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of Holdings and the Borrower, past or threatened Environmental Claims against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, on any property adjoining or in the vicinity of any such Real Property that would reasonably be expected
(i) to form the basis of an Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property that individually or in the aggregate would reasonably be expected to have a Material Adverse Effect or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by Holdings or any of its Subsidiaries under any applicable Environmental Law.

          (b) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by Holdings or any of its Subsidiaries where such generation, use, treatment or storage has violated or would reasonably be expected to violate any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by Holdings or any of its Subsidiaries. There are not now any underground storage tanks located on any Real Property owned or operated by Holdings or any of its Subsidiaries.

          (c) Notwithstanding anything to the contrary in this Section 6.20, the representations made in this Section 6.20 shall only be untrue if the aggregate effect of all restrictions, failures, noncompliance, Environmental Claims, Releases and presence of underground storage tanks, in each case of the types described above, would reasonably be expected to have a Material Adverse Effect.

          6.21 Properties. All Real Property owned or leased by Holdings or any of its Subsidiaries as of the Original Effective Date and after giving effect to the Original Transaction, and the nature of the interest therein, is correctly set forth in Annex III. Holdings and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Annex III or in the financial statements referred to in Section 6.10(b) or (c), free and clear of all Liens, other than Permitted Liens.

          6.22  Labor Relations.   Neither  Holdings  nor  any  of  its
Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Holdings or any of its Subsidiaries or, to the best knowledge of Holdings and the Borrower, threatened against Holdings or any of its Subsidiaries and (iii) to the best knowledge of Holdings and the Borrower, no union representation question existing with respect to the employees of Holdings or any of its Subsidiaries and, to the best knowledge of Holdings and the Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as is not reasonably likely to have a Material Adverse Effect.

          6.23 Tax Returns and Payments. All Federal, material state and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Acquired Business and of Holdings and/or any of its Subsidiaries have been timely filed with the appropriate taxing authority. The Returns accurately reflect all liability for taxes of the Acquired Business and of Holdings and its Subsidiaries, as the case may be, for the periods covered thereby. The Acquired Business and Holdings and each of its Subsidiaries have paid all taxes payable by them other than taxes which are not yet due and payable, and other than those contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP. Except as disclosed in the financial statements referred to in Section 6.10(b), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of Holdings and the Borrower, threatened by any authority regarding any taxes relating to the Acquired Business or to Holdings or any of its Subsidiaries. Except as set forth on Annex XV, as of the Restatement Effective Date, neither the Acquired Business nor Holdings or any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Acquired Business, Holdings or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Acquired Business or Holdings or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Acquired Business nor Holdings or any of its Subsidiaries have provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. Neither the Acquired Business nor Holdings or any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Original Transaction, the Transaction and the other transactions contemplated hereby. Notwithstanding anything contained in this Section 6.23 to the contrary, neither Holdings nor the Borrower will be in breach of any of the representations or warranties set forth in this Section 6.23 to the extent that such Credit Parties have a right to be indemnified by the Seller or any of its Affiliates under the Acquisition Agreement in respect of such taxes or other liabilities and then only so long as such Credit Parties are proceeding diligently to enforce such indemnification and are so indemnified by the Seller within 90 days after requesting or demanding same.

          6.24 Existing Indebtedness. Annex VII sets forth a true and complete list of all Indebtedness of Holdings and its Subsidiaries as of the Original Effective Date and which is to remain outstanding after giving effect to the Original Transaction and the incurrence of Original Loans on such date (excluding Indebtedness permitted under Section 8.04(a) and Sections 8.04(c)-(t), the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

          6.25    Subordination.    (a)  The  subordination  provisions
contained in the Senior Subordinated Note Documents are enforceable against the Borrower and the holders thereof, and all Obligations shall be within the definition of "Senior Debt" included in such subordination provisions.

          (b) On and after the issuance of any Baxter PIK Notes, the subordination provisions contained in the Baxter PIK Note Documents shall be enforceable against Holdings and the holder thereof, and all Obligations shall be within the definition of "Superior Debt" included in such subordination provisions.

          SECTION 7. Affirmative Covenants. Holdings and the Borrower hereby covenant and agree that on the Restatement Effective Date and thereafter for so long as this Agreement is in effect and until the
Commitments have terminated, no Letters of Credit or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 hereof which are not then due and payable) incurred hereunder, are paid in full:

          7.01  Information  Covenants.  Holdings  will furnish to  each
Bank:

          (a) Monthly Reports. Within 30 days after the end of each fiscal month of Holdings, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such month and the related consolidated statements of income and retained earnings and of cash flows for such month and for the elapsed portion of the fiscal year ended with the last day of such month, in the case of financial statements delivered pursuant to this Section 7.01(a) after June 30, 1997, setting forth comparative figures for the corresponding month in the prior fiscal year, all of which shall be certified by the chief financial officer or other Authorized Officer of Holdings, subject to normal year-end audit adjustments.

          (b) Quarterly Financial Statements. Within 45 days after the close of each quarterly accounting period in each fiscal year of Holdings, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of Holdings that they fairly present the financial condition of Holdings and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments.

          (c)  Annual Financial Statements.   Within 90  days after the
     close of each fiscal year of Holdings, the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year (and separate supplemental information setting forth comparable budgeted figures for such fiscal year and, commencing with the fiscal year ending December 31, 1997, comparative consolidated figures for the preceding year) certified by Price Waterhouse LLP or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Agent, in each case to the effect that such statements fairly present the financial condition of Holdings and its Subsidiaries as of the dates indicated and the results of their operations and changes, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of Holdings and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default which has occurred and is continuing has come to their attention or, if such a Default or Event of Default has come to their attention a statement as to the nature thereof.

          (d) Budgets, etc. Not more than 60 days after the commencement of each fiscal year of the Borrower, budgets of the Borrower and its Subsidiaries in reasonable detail for each of the four fiscal quarters of such fiscal year and for each of the four fiscal quarters of the immediately succeeding fiscal year, in each case as customarily prepared by management for its internal use setting forth, with appropriate discussion, the principal assumptions upon which such budgets are based. Together with each delivery of financial statements pursuant to Section 7.01(b) and
     (c) in respect of each fiscal period ending on or after March 31, 1997, a comparison of the current year to date financial results (other than in respect of the balance sheets included therein) against the budgets required to be submitted pursuant to this clause (d) shall be presented.

          (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 7.01(b) and (c), a certificate of the chief financial officer or other Authorized Officer of Holdings to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to establish whether Holdings and its Subsidiaries were in compliance with the provisions of Sections 8.04, 8.07(vi), (vii) and (viii) and 8.09 through and including 8.13, as at the end of such fiscal quarter or year, as the case may be. In addition, at the time of the delivery of the financial statements provided for in Section 7.01(c), a certificate of the chief financial officer or other Authorized Officer of Holdings setting forth the amount of, and calculations required to establish the amount of, Excess Cash Flow for the Excess Cash Flow Period ending on the last day of the respective fiscal year. Further, at the time that Holdings either contributes any cash to the Borrower the proceeds of which are not required to be used to repay Term Loans as provided in clause (i) of the final proviso to
     Section 4.02(A)(d) or makes a Borrower Subordinated Loan pursuant to Section 8.06(t), a certificate of the chief financial officer or other Authorized Officer of Holdings setting forth the intended use by the Borrower or its Subsidiaries of such proceeds.

          (f) Notice of Default or Litigation. Promptly, and in any event within five Business Days (or 10 Business Days in the case of clause (y) below) after any Senior Officer of Holdings or any of its Subsidiaries obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action Holdings or the Borrower proposes to take with respect thereto and shall state that such notice is a "notice of default" and (y) the commencement of, or threat of, or any significant development in, any litigation or governmental proceeding pending against Holdings or any of its Subsidiaries which is likely to have a Material Adverse Effect, or a material adverse effect on the ability of any Credit Party to perform its respective obligations hereunder or under any other Credit Document.

          (g) Auditors' Reports. Promptly upon receipt thereof, a copy of each report or "management letter" submitted to Holdings or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of Holdings or any of its Subsidiaries.

          (h)  Environmental  Matters.      Promptly   after   obtaining
     knowledge of any of the following, written notice of:

               (i) any pending or threatened material Environmental Claim against Holdings or any of its Subsidiaries or any Real Property owned or operated by Holdings or any of its Subsidiaries;

              (ii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that
          (x) results in material noncompliance by Holdings or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of a material Environmental Claim against Holdings or any of its Subsidiaries or any such Real Property;

             (iii) any condition or occurrence on any Real Property owned or operated by Holdings or any of its Subsidiaries that could reasonably be anticipated to cause such Real Property to be subject to any material restrictions on the ownership, occupancy, use or transferability by Holdings or its Subsidiary, as the case may be, of its interest in such Real Property under any Environmental Law; and

              (iv) the taking of any material removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by Holdings or any of its Subsidiaries where Holdings or any of its Subsidiaries is or is reasonably expected to be responsible for the cost of such action or where the taking of such action could reasonably be expected to materially interfere with the operations of Holdings or any of its Subsidiaries at such Real Property.

          All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Holdings' or the Borrower's response thereto. In addition, Holdings agrees to provide the Banks with copies of all material communications by Holdings or any of its Subsidiaries with any Person, government or governmental agency relating to Environmental Claims, and such detailed reports of any Environmental Claim as may reasonably be requested by the Agent or the Required Banks.

          (i)  Accounts  Receivable  Facility  Transaction  Date.    The
     Borrower shall provide the Agent 15 Business Days' prior written notice of the Accounts Receivable Facility Transaction Date.

          (j) Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by Holdings or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as Holdings or any of its Subsidiaries shall generally send to analysts or the holders of their capital stock or of the Baxter PIK Notes, Permitted Holdings PIK Securities or Senior Subordinated Notes in their capacity as such holders (in each case to the extent not theretofore delivered to the Banks pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as the Agent on its own behalf or on behalf of any Bank may reasonably request from time to time.

          7.02 Books, Records and Inspections. Holdings will, and will cause each of its Subsidiaries to, permit, upon notice to the chief financial officer or other Authorized Officer of Holdings or the Borrower, (x) officers and designated representatives of the Agent or any Bank to visit and inspect any of the properties or assets of Holdings and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of Holdings and any of its Subsidiaries and discuss the affairs, finances and accounts of Holdings and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Agent or any Bank may desire and (y)
the Agent,  at  the  request  of the  Required  Banks,  to  conduct,  at
Holdings' and the Borrower's expense, an audit of the accounts receivable and/or inventories of the Borrower and its Subsidiaries at such times (but no more frequently than once a year unless an Event of Default has occurred and is continuing) as the Required Banks shall reasonably require.

          7.03 Insurance. Holdings will, and will cause each of its Subsidiaries to, at all times from and after the Restatement Effective Date maintain in full force and effect insurance with reputable and solvent insurance carriers in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice. At any time that insurance at the levels described in Annex VI is not being maintained by Holdings and its Subsidiaries, Holdings will notify the Banks in writing thereof and, if thereafter notified by the Agent to do so, Holdings will obtain insurance at such levels to the extent then generally available (but in any event within the deductible or self-insured retention limitations set forth in the preceding sentence) or otherwise as are acceptable to the Agent. Holdings will furnish to the Agent on each date on which financial statements are delivered pursuant to Section 7.01(c) a summary of the insurance carried in respect of Holdings and its Subsidiaries and the assets of Holdings and its Subsidiaries together with certificates of insurance and other evidence of such insurance, if any, naming the Collateral Agent as an additional insured and/or loss payee.

          7.04 Payment of Taxes. Holdings will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 8.03(a) or charge upon any properties of Holdings or any of its Subsidiaries; provided, that neither Holdings nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

          7.05 Corporate Franchises. Holdings will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises and authority to do business; provided, however, that any transaction permitted by Section 8.02 will not constitute a breach of this Section 7.05.

          7.06 Compliance with Statutes, etc. Holdings will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) other than such non-compliance as would not have a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

          7.07 Compliance with Environmental Laws. (a) Holdings will pay, and will cause each of its Subsidiaries to pay, all costs and expenses incurred by it in keeping in compliance with all Environmental Laws, and will keep or cause to be kept all Real Properties free and clear of any Liens imposed pursuant to such Environmental Laws; and (b) neither Holdings nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real
Property, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, unless the failure to comply with the requirements specified in clause (a) or (b) above, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. If Holdings or any of its Subsidiaries, or any tenant or occupant of any Real Property, cause or permit any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material (except in compliance with applicable Environmental Laws), each of Holdings and the Borrower agrees to undertake, and/or to cause any of its Subsidiaries, tenants or occupants to undertake, at their sole expense, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property; provided that neither Holdings nor any of its Subsidiaries shall be required to comply with any such order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP.

          7.08 ERISA. As soon as possible and, in any event, within 10 days after Holdings or any Subsidiary of Holdings or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events to the extent that one or more of such events is reasonably likely to result in a material liability to Holdings or any Subsidiary of Holdings, Holdings will deliver to each of the Banks a certificate of the chief financial officer or other Authorized Officer of Holdings setting forth details as to such occurrence and the action, if any, which Holdings, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by Holdings, such Subsidiary, such ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under
Section 412 of the Code with respect to a Plan; that a contribution required to be made to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan; that Holdings, any Subsidiary of Holdings or any ERISA Affiliate will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section
401(a)(29), 4971, 4975  or 4980 of  the Code or  Section 409, 502(i)  or
502(l) of ERISA; or that Holdings or any Subsidiary of Holdings has or may incur any liability under any employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any employee pension benefit plan (as defined in
Section 3(2) of ERISA). At the request of any Bank, Holdings will deliver to such Bank a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition, at the request of any Bank, copies of annual reports and any notices received by Holdings or any Subsidiary of Holdings or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to such Bank no later than 10 days after the date of any such request.

          7.09 Good Repair. Holdings will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, normal wear and tear and damage by casualty excepted, and, subject to
Section 8.09, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner useful or customary for companies in similar businesses.

          7.10 End of Fiscal Years; Fiscal Quarters. Holdings will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30 and December 31 of each year.

          7.11 Additional Security; Further Assurances. (a) Holdings will, and will cause each of its Domestic Subsidiaries (and subject to Section 7.16, each of its Foreign Subsidiaries) to, grant to the Collateral Agent security interests and mortgages in such assets and properties of Holdings and its Subsidiaries as are not covered by the Security Documents, and as may be requested from time to time by the Agent or the Required Banks (collectively, the "Additional Security Documents"). All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Agent and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

          (b) Holdings will, and will cause each of its Subsidiaries to, at the expense of Holdings and the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, Holdings shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Agent to assure themselves that this Section 7.11 has been complied with.

          (c) If the Agent or the Required Banks determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property of Holdings and its Subsidiaries constituting Collateral, the Borrower shall provide to the Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and which shall be in form and substance satisfactory to the Agent.

          (d) Holdings and the Borrower agree that each action required above by this Section 7.11 shall be completed as soon as possible, but in no event later than 90 days after such action is either requested to be taken by the Agent or the Required Banks or required to be taken by Holdings and its Subsidiaries pursuant to the terms of this Section 7.11; provided that in no event shall Holdings or the Borrower be required to take any action, other than using its reasonable efforts, to obtain consents from third parties with respect to its compliance with this Section 7.11.

          7.12 Interest Rate Protection. The Borrower shall no later than 90 days following the Original Effective Date enter into, and thereafter maintain, Interest Rate Protection Agreements, satisfactory to the Agent, with a term of at least three years, establishing a fixed or maximum interest rate acceptable to the Agent in respect of at least 50% of the outstanding Term Loans, it being understood and agreed that the Interest Rate Protection Agreements entered into by the Borrower in connection with the Existing Credit Agreement and/or the Original Credit Agreement may remain outstanding and shall constitute a part of the interest rate protection program required by this Section 7.12.

          7.13 Register. The Borrower hereby designates the Agent to serve as the Borrower's agent, solely for purposes of this Section 7.13, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Banks, the Loans made by each of the Banks and each repayment in respect of the principal amount of the Loans of each Bank. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Bank, the transfer of the Commitments of such Bank and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Agent on the Register only upon the acceptance by the Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 12.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Bank shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Bank and/or the new Bank. The Borrower agrees to indemnify the Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Agent in performing its duties under this
Section 7.13.

          7.14 Maintenance of Corporate Separateness. Holdings will, and will cause each of its Subsidiaries to, satisfy customary corporate formalities, including the maintenance of corporate records. Neither the Borrower nor any Subsidiary of the Borrower shall make any payment to a creditor of Holdings (other than a Guaranteed Creditor pursuant to any Credit Document or an Interest Rate Protection Agreement or Other Hedging Agreement entered into with any such Guaranteed Creditor) in respect of any liability of Holdings, and no bank account of Holdings shall be commingled with any bank account of the Borrower or any Subsidiary of the Borrower. Any financial statements distributed to any creditors of Holdings shall, to the extent permitted by GAAP, clearly establish the corporate separateness of Holdings from the Borrower and each of the Borrower's Subsidiaries. Finally, neither the Borrower nor any of its Subsidiaries shall take any action, or conduct its affairs in a manner, which is likely to result in the corporate existence of Holdings on the one hand and of the Borrower or any Subsidiary of the Borrower on the other hand being ignored, or in the assets and liabilities of the Borrower or any Subsidiary of the Borrower being substantively consolidated with those of Holdings in a bankruptcy, reorganization or other insolvency proceeding.

          7.15 Baxter PIK Notes; Baxter Preferred Stock; Permitted Holdings PIK Securities. (a) Holdings shall pay any and all interest on any Baxter PIK Notes issued in accordance with this Agreement through the issuance of additional Baxter PIK Notes, rather than in cash, except to the extent cash Dividends to Holdings are otherwise permitted to be paid in accordance with the terms of Section 8.07(v) for the purpose of paying cash interest on the Baxter PIK Notes in accordance with the terms thereof.

          (b)  Holdings shall pay all dividends on the Baxter  Preferred
Stock through the issuance of additional shares of Baxter Preferred Stock, rather than in cash, except to the extent cash dividends on the Baxter Preferred Stock are permitted to be paid in accordance with the terms of Section 8.07(vi); provided that in lieu of issuing additional shares of Baxter Preferred Stock as dividends, Holdings may increase the liquidation preference of the shares of the Baxter Preferred Stock in respect of which such dividends have accrued.

          (c) Holdings shall pay all dividends or interest, as the case may be, on the Permitted Holdings PIK Securities through the issuance of additional Permitted Holdings PIK Securities rather than in cash; provided that in lieu of issuing additional Permitted Holdings PIK Securities as dividend or interest payments, Holdings may increase the liquidation preference or outstanding amount, as the case may be, of the outstanding Permitted Holdings PIK Securities in respect of which such dividends or interest have accrued.

          7.16 Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower acceptable to the Agent and the Required Banks does not within 30 days after a request from the Agent or the Required Banks deliver evidence, in form and substance satisfactory to the Agent and the Required Banks, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge (x) of 66-2/3% or more of the total combined voting power of all classes of capital stock of such
Foreign Subsidiary entitled to vote, and (y) of any promissory note issued by such Foreign Subsidiary to Holdings or any of its Domestic Subsidiaries, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiary Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock or any promissory notes so issued by such Foreign Subsidiary, in each case not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Security Agreement (or another security agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Subsidiary Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver the Subsidiary Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into such Security Agreement or Subsidiary Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 7.16 to be in form and substance reasonably satisfactory to the Agent and the Required Banks.

          7.17 Contributions; Payments. (a) Holdings will contribute as an equity contribution to the capital of the Borrower upon its receipt thereof, any cash proceeds (net of reasonable costs associated with such sale or issuance) received by Holdings from any sale or issuance of its preferred or common equity or any cash capital contributions received by Holdings, provided that to the extent permitted by Section 8.06(t), Holdings may lend proceeds of Permitted Equity Proceeds to the Borrower.

          (b) The Borrower will use the proceeds of all equity contributions received by it from Holdings as provided in clause (a) above toward the repayment of Term Loans to the extent required by
Section 4.02.

          7.18   Accounts  Receivable  Facility  Transaction.   On  the
Accounts Receivable Facility Transaction Date, (i) there shall have been delivered to the Agent and the Required Banks true and correct copies of all Accounts Receivable Facility Documents, certified as such by an officer of the Borrower, and all of the terms and conditions of the Accounts Receivable Facility Documents shall be in form and substance reasonably satisfactory to the Agent and the Required Banks, (ii) the Accounts Receivable Facility Transaction, including all of the terms and conditions thereof, shall have been duly approved by the board of directors of the Borrower, and all Accounts Receivable Facility Documents shall be in full force and effect, (iii) each of the conditions precedent to the consummation of the Accounts Receivable Facility Transaction shall have been satisfied and not waived except with the consent of the Agent and the Required Banks to the reasonable satisfaction of the Agent and the Required Banks, (iv) each of the representations and warranties of the Designated Credit Parties and the Receivables Entity contained in the Accounts Receivable Facility Documents shall be true and correct in all material respects, (v) the Accounts Receivable Facility Transaction shall have been consummated in all material respects in accordance with all applicable law and the Accounts Receivable Facility Documents and (vi) the Borrower and/or the other Designated Credit Parties shall have received the Accounts Receivable Facility Proceeds and used the same to make any prepayment and/or satisfy any cash collateral requirement required under Section 4.02(A)(a) as a result of the reduction to the Total Revolving Loan Commitment on such date under Section 3.03(d).

          SECTION 8.  Negative Covenants .   Holdings and  the Borrower
hereby covenant and agree that as of the Restatement Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit (other than Letters of Credit, together with all Fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have been supported in a manner satisfactory to the respective Letter of Credit Issuer in its sole and absolute discretion) or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 12.13 hereof which are not then due and payable) incurred hereunder, are paid in full:

          8.01 Changes in Business. (a) Holdings and its Subsidiaries will not engage in any business other than the business engaged in by the Acquired Business and Holdings and its Subsidiaries as of the Original Effective Date and activities directly related thereto, and similar or related businesses.

          (b) Notwithstanding the foregoing, Holdings will engage in no business other than (i) its ownership of the capital stock of the Borrower, Borrower Subordinated Notes and those obligations of officers and employees of Holdings and its Subsidiaries to the extent permitted by Section 8.06(e) and having those liabilities which it is responsible for under this Agreement and the other Documents to which it is a party,
(ii) the issuance of the Shareholder Subordinated Notes, the Baxter Preferred Stock, the Baxter PIK Notes, the Permitted Holdings PIK Securities, shares of Holdings Common Stock and options and warrants to purchase Holdings Common Stock and shares of Holdings Class L Common Stock and options and warrants to purchase Holdings Class L Common Stock, (iii) Permitted Strategic Equity Issuances and (iv) activities associated with expenses paid with dividends made by the Borrower pursuant to Section 8.07(iii). Notwithstanding the foregoing, Holdings may engage in those activities that are incidental to (a) the maintenance of its corporate existence in compliance with applicable law, (b) legal, tax and accounting matters in connection with any of the foregoing activities and (c) the entering into, and performing its obligations under, this Agreement and the other Documents to which it is a party.

          (c) Notwithstanding the foregoing, the Receivables Entity will not engage in any business other than purchasing accounts receivable and related assets from the Designated Credit Parties and the related transactions pursuant to the terms of the Accounts Receivable Facility Documents.

          8.02 Consolidation, Merger, Sale or Purchase of Assets, etc. Holdings will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of all or any part of its property or assets (other than inventory in the ordinary course of business through distribution arrangements, vendor financial service programs or otherwise), or enter into any partnerships, joint ventures or sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that the following shall be permitted:
          (a)  the Acquisition;

          (b) the Borrower and its Subsidiaries may lease as lessee or lessor or license as licensee or licensor real or personal property (including, without limitation, the real property subject to any Designated Real Property Sale after the consummation thereof pursuant to clause (s) below) in the ordinary course of business and otherwise in compliance with this Agreement, so long as any such lease or license by the Borrower or any of its Subsidiaries in its capacity as lessor or licensor, as the case may be, does not prohibit the granting of a Lien by the Borrower or any of its Subsidiaries pursuant to the Mortgages in the real property covered by such lease or pursuant to the Security Agreement in the personal property covered by such lease or license, as the case may be;

          (c) Capital Expenditures by the Borrower and its Subsidiaries to the extent not in violation of Section 8.09;

          (d)  the advances, investments and loans permitted pursuant to
     Section 8.06;

          (e) the Borrower and its Subsidiaries may sell or discount, in each case without recourse, accounts receivables arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

          (f) the Borrower and its Subsidiaries may sell or exchange specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 90 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged;

          (g) the Borrower and its Subsidiaries may, in the ordinary course of business, license as licensee or licensor patents, trademarks, copyrights and know-how to or from third Persons, so long as any such license by the Borrower or any of its Subsidiaries in its capacity as licensor is permitted to be assigned pursuant to the Security Agreement (to the extent that a security interest in such patents, trademarks, copyrights and know-how is granted thereunder) and does not otherwise prohibit the granting of a Lien by the Borrower or any of its Subsidiaries pursuant to the Security Agreement in the intellectual property covered by such license;

          (h) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Wholly-Owned Foreign Subsidiary (other than the Receivables Entity) so long as (i) such Wholly-Owned Foreign Subsidiary is the surviving corporation of any such merger, dissolution or liquidation and (ii) in each case at least 65% of the total combined voting power of all classes of capital stock of all first-tier Foreign Subsidiaries are pledged pursuant to the Pledge Agreement;

          (i) the assets of any Foreign Subsidiary may be transferred to the Borrower or any of its Wholly-Owned Domestic Subsidiaries (other than the Receivables Entity), and any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, the Borrower or any of its Wholly-Owned Domestic Subsidiaries (other than the Receivables Entity) so long as the Borrower or such Wholly-Owned Domestic Subsidiary is the surviving corporation of any such merger, dissolution or liquidation;

          (j) the Borrower or any of its Wholly-Owned Domestic Subsidiaries (other than the Receivables Entity) may transfer to one or more Wholly-Owned Foreign Subsidiaries those assets theretofore transferred to the Borrower or such Wholly-Owned Domestic Subsidiary by a Foreign Subsidiary (whether by merger, liquidation, dissolution or otherwise) pursuant to clause (i) of this Section 8.02;

          (k) the Borrower and its Subsidiaries (other than the Receivables Entity) may sell or otherwise transfer inventory to their respective Subsidiaries for resale by such Subsidiaries, and Subsidiaries of the Borrower may sell or otherwise transfer inventory to the Borrower for resale by the Borrower so long as the security interest granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Agreement in the inventory so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (l) the Borrower may contribute cash to (x) one or more Wholly-Owned Domestic Subsidiaries (other than the Receivables Entity) formed in accordance with Section 8.16, so long as the aggregate amount of such cash so contributed to all such Domestic Subsidiaries on and after the Original Effective Date does not exceed $5,000,000 and (y) the Receivables Entity, so long as the aggregate amount of such cash so contributed to the Receivables Entity on and after the Original Effective Date does not exceed $500,000;

          (m) the Borrower and its Domestic Subsidiaries may transfer assets (other than inventory) to Wholly-Owned Foreign Subsidiaries (other than the Receivables Entity) so long as (x) the aggregate fair market value of all such assets (other than intellectual property) so transferred (determined in good faith by the Board of Directors or senior management of the Borrower) to all such Foreign Subsidiaries on and after the Original Effective Date does not exceed $20,000,000 and (y) the aggregate fair market value of all such intellectual property so transferred (determined in good faith by the Board of Directors or senior management of the Borrower) to all such Foreign Subsidiaries on and after the Original Effective Date does not exceed $20,000,000;

          (n) assets of the Borrower and its Domestic Subsidiaries (other than Dade Diagnostics P.R., Inc. and any other Domestic Subsidiary owning assets or having operations in Puerto Rico) constituting non-U.S. operations may be transferred to Wholly-Owned Foreign Subsidiaries of the Borrower;

          (o) (x) the Borrower and/or its Subsidiaries may enter into factoring arrangements with respect to accounts receivable arising in Japan, Spain or Italy in connection with business activities in any such country and (y) the Borrower and its Domestic Subsidiaries may sell or otherwise transfer accounts receivable between or among themselves in the ordinary course of business;

          (p) each of the Borrower and its Subsidiaries may sell assets, provided that (x) the aggregate sale proceeds from all assets subject to such sales pursuant to this clause (p) shall not exceed $5,000,000 in any fiscal year of the Borrower and (y) the Net Proceeds therefrom are either applied to repay Term Loans as provided in Section 4.02(A)(c) or reinvested to the extent permitted by Section 4.02(A)(c);

          (q) each of the Borrower and its Subsidiaries may sell other assets, provided that the aggregate sale proceeds from all assets subject to such sales pursuant to this clause (q) shall not exceed $500,000 in any fiscal year of the Borrower;
     (r)  the  Borrower  and  its   Subsidiaries  may  effect   any
     Designated Asset Sale, provided that (x) any such Designated Asset Sale is at fair market value (as determined in good faith by the Board of Directors or senior management of the Borrower) and (y) the Net Proceeds therefrom are either applied to repay Term Loans as provided in Section 4.02(A)(c) or reinvested to the extent permitted by Section 4.02(A)(c);

          (s) the Borrower may effect any Designated Real Property Sale, provided that (x) any such Designated Real Property Sale is for at least 80% in cash and at fair market value (as determined in good faith by the Board of Directors or senior management of the Borrower), (y) the Net Proceeds therefrom are applied to repay Term Loans to the extent required by Section 4.02(A)(c), and (z) no payment Default or Event of Default then exists or would result therefrom;

          (t) the Borrower and its Subsidiaries may put or otherwise transfer accounts receivables to Baxter and/or its Affiliates in accordance with the terms of the Baxter Acquisition Documents;

          (u) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may acquire assets or the capital stock of any Person (any such acquisition permitted by this clause (u), a "Permitted Acquisition"), provided, that (i) such Person (or the assets so acquired) was, immediately prior to such acquisition, engaged (or used) primarily in the businesses permitted pursuant to Section 8.01(a), (ii) if such acquisition is structured as a stock acquisition, then either (A) the Person so acquired becomes a Wholly-Owned Subsidiary of the Borrower or (B) such Person is merged with and into the Borrower or a Wholly-Owned Subsidiary of the Borrower (with the Borrower or such Wholly-Owned Subsidiary being the surviving corporation of such merger), and in any case, all of the provisions of Section 8.16 have been complied with in respect of such Person, (iii) any Liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under Section 8.03 or 8.04, as the case may be, (iv) the only consideration paid in connection with such Permitted Acquisition consists of cash, Holdings Common Stock and/or Permitted Holdings PIK Securities, (v) the aggregate amount of cash, Holdings Common Stock (valued by an independent financial institution or appraisal firm reasonably satisfactory to the Agent or, after the initial public offering of Holdings Common Stock, based on the then current trading price for such Holdings Common Stock) and Permitted Holdings PIK Securities (valued at the aggregate liquidation preference thereof in the case of preferred stock and the aggregate face amount thereof in the case of indebtedness) expended by the Borrower in connection with any such acquisition (or series of related acquisitions) shall not exceed $40,000,000 and (vi) the aggregate amount of cash expended by the Borrower in connection with any such acquisition (or series of related acquisitions) shall not exceed an amount equal to the lesser of (I) $25,000,000 and (II) the sum of (x) $10,000,000 less the aggregate amount of such $10,000,000 previously utilized to make Permitted Acquisitions on and after the Original Effective Date plus (y) the Excess Proceeds Amount at the time of such acquisition;

          (v) the Borrower may transfer assets (other than accounts receivable and inventory) to Dade Diagnostics P.R., Inc. so long as
     (x) the aggregate fair market value of all such assets so transferred (determined in good faith by the Board of Directors or senior management of the Borrower) to Dade Diagnostics P.R., Inc. on and after the Original Effective Date does not exceed $10,000,000 and (y) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (w) the Borrower may lease as lessor equipment, machinery or its Real Property to one or more Wholly-Owned Domestic Subsidiaries of the Borrower so long as (x) such lease is for fair market value (determined in good faith by the Board of Directors or senior management of the Borrower) and (y) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so leased shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (x) any Domestic Subsidiary of the Borrower may transfer assets (other than accounts receivable and inventory) to the Borrower or to any other Wholly-Owned Domestic Subsidiary of the Borrower (other than the Receivables Entity) so long as the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such transfer);

          (y) any Wholly-Owned Domestic Subsidiary of the Borrower (other than the Receivables Entity) may merge with and into the Borrower so long as (i) the Borrower is the surviving corporation of such merger and (ii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Wholly-Owned Domestic Subsidiary so merged shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger);

          (z) any Domestic Subsidiary of the Borrower (other than the Receivables Entity) may merge with and into, or be dissolved or liquidated into, any other Wholly-Owned Domestic Subsidiary of the Borrower (other than the Receivables Entity) so long as (i) such Wholly-Owned Domestic Subsidiary of the Borrower is the surviving corporation of such merger, dissolution or liquidation and (ii) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets of such Domestic Subsidiary shall remain in full force and effect and perfected (to at least the same extent as in effect immediately prior to such merger, dissolution or liquidation);

          (aa) on and after the Accounts Receivable Facility Transaction Date, the Designated Credit Parties may (x) contribute cash to the Receivables Entity the proceeds of which are used to acquire accounts receivable and related assets from the Designated Credit Parties or to fund the Seller Account and (y) transfer and reacquire accounts receivable and related assets to and from the Receivables Entity, in each case pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents;

          (bb) on and after the Accounts Receivable Facility Transaction Date, the Receivables Entity may transfer and reacquire accounts receivable and related assets (to the extent acquired from Designated Credit Parties as provided in clause (aa) above) pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents;

          (cc) the Borrower and any of its Subsidiaries may sell, transfer or otherwise dispose of assets (including patents, trademarks, copyrights and know-how) in the ordinary course of business that, in the reasonable business judgment of the Borrower or such Subsidiary, are determined to be uneconomical, negligible or obsolete in the conduct of its business;

          (dd) the Borrower and any of its Subsidiaries may (x) effect Seeded Instrument Sales in connection with its Vendor Financing Program and (y) effect Seeded Instrument Transactions in connection with its Alternate Vendor Financing Program, so long as the aggregate outstanding amount of Capitalized Lease Obligations of the Borrower and its Subsidiaries under such Seeded Instrument Transactions shall not exceed $20,000,000 at any time; and

          (ee) upon the termination of the Distribution Agreement or any other distribution agreement in effect as of the Original Effective Date between the Borrower and/or any of its Subsidiaries and Baxter and/or any of its Affiliates or VWR, the Borrower and/or any such Subsidiary may repurchase inventory transferred to Baxter, any such Affiliate or VWR but not yet distributed at the time of such termination.

To the extent the  Required Banks waive the  provisions of this  Section
8.02 with respect to the sale or other disposition of any Collateral, or any Collateral is sold as permitted by this Section 8.02 (and such Collateral is permitted to be released from the Liens created by the respective Security Document), such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Agent shall take such actions (including, without limitation, directing the Collateral Agent to take such actions) as are appropriate in connection therewith.

          8.03 Liens. Holdings will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of Holdings or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with recourse to Holdings or any of its Subsidiaries) or assign any right to receive income, except for the following (collectively, the "Permitted Liens"):

          (a) inchoate Liens for taxes, assessments or governmental charges or levies not yet due or Liens for taxes, assessments or governmental charges or levies being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

          (b) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law which were incurred in the ordinary course of business and which have not arisen to secure Indebtedness for borrowed money, such as carriers', warehousemen's and mechanics' Liens, statutory landlord's Liens, and other similar Liens arising in the ordinary course of business, and which either
     (x) do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Borrower or any of its Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or asset subject to such Lien;

          (c) Liens created by or pursuant to this Agreement and the Security Documents;

          (d) Liens in existence on the Original Effective Date which are listed, and the property subject thereto described, in Annex VIII, without giving effect to any extensions or renewals thereof;

          (e) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 9.09;

          (f) Liens incurred or deposits made (x) in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); and (y) to secure the performance of leases of Real Property, to the extent incurred or made in the ordinary course of business consistent with past practices;

          (g) licenses, leases or subleases granted to third Persons not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

          (h) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (i) Liens arising from precautionary UCC financing statements regarding operating leases permitted by this Agreement;

          (j) any interest or title of a licensor, lessor or sublessor under any lease permitted by this Agreement;

          (k)  Liens  created  pursuant  to  Capital  Leases   permitted
     pursuant to Section 8.04(f);

          (l)  Permitted Encumbrances;

          (m) Liens arising pursuant to purchase money mortgages or security interests securing Indebtedness representing the purchase price (or financing of the purchase price within 90 days after the respective purchase) of assets acquired after the Original Effective Date, provided that (i) any such Liens attach only to the assets so purchased, (ii) the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 70%, of the lesser of the fair market value or the purchase price of the property being purchased at the time of the incurrence of such Indebtedness and
     (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 8.04(f);

          (n) any lease by the Borrower or any of its Subsidiaries (as lessee) of the property sold pursuant to any Designated Real Property Sale;

          (o) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 8.04(l), and (ii) such Liens are not incurred in contemplation of such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

          (p) Liens (i) granted by the Designated Credit Parties in favor of the Receivables Entity consisting of UCC-1 financing statements filed to effect the sale of accounts receivable and related assets pursuant to the Accounts Receivable Facility Documents, (ii) granted by the Receivables Entity on those accounts receivable and related assets acquired by it pursuant to the Accounts Receivable Facility Documents to the extent that such Liens are created by the Accounts Receivable Facility Documents and
     (iii) consisting of the right of setoff granted to any financial institution acting as a lockbox bank in connection with the Accounts Receivable Facility;

          (q)  Liens securing Indebtedness permitted pursuant to  clause
     (x) of Section 8.04(j), so long as any such Lien attaches only to the assets of the respective Foreign Subsidiary which is the obligor under such Indebtedness;

          (r) Liens on any interest of the Borrower or any of its Subsidiaries in the equipment subject to the Vendor Financing
     Program securing the recourse obligations owing to a financial institution party to the Vendor Financing Program, to the extent such obligations are permitted under Section 8.04(s); and

          (s) additional Liens incurred by the Borrower and its Subsidiaries so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $5,000,000.

          8.04 Indebtedness. Holdings will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (b) Existing Indebtedness outstanding on the Original Effective Date and listed on Annex VII, without giving effect to any subsequent extension, renewal or refinancing thereof except as permitted pursuant to Section 8.06(l);

          (c)  Indebtedness of Holdings incurred under Baxter PIK  Notes
     (1) issued (x) as payment for indemnity obligations of Holdings under the Tax Indemnity Letter and (y) after December 20, 1999 (so long as no Default or Event of Default exists at such time or would result therefrom) in exchange for outstanding shares of Baxter Preferred Stock in accordance with the terms thereof, provided, in the case of this clause (y) that the aggregate principal amount of such Baxter PIK Notes shall not exceed the aggregate liquidation preference of the Baxter Preferred Stock so exchanged and (2) representing interest payments on Baxter PIK Notes previously issued under clause (1) above (whether or not represented by the issuance of additional Baxter PIK Notes), as issued in accordance with the terms thereof;

          (d) Indebtedness of the Borrower incurred under the Senior Subordinated Notes in an aggregate principal amount not to exceed $350,000,000 (as reduced by any repayments of principal thereof);

          (e) Indebtedness under Interest Rate Protection Agreements entered into to protect the Borrower against fluctuations in interest rates in respect of the Obligations;

          (f) Capitalized Lease Obligations and Indebtedness of the Borrower and its Subsidiaries incurred pursuant to purchase money Liens, provided, that (x) all such Capitalized Lease Obligations are permitted under Section 8.09 and (y) the sum of (i) the aggregate Capitalized Lease Obligations (other than up to $20,000,000 of outstanding Capitalized Lease Obligations outstanding at any time in connection with the Alternate Vendor Financing Program) plus (ii) the aggregate principal amount of such purchase money Indebtedness outstanding at any time during any fiscal year of the Borrower shall not exceed the amount set forth opposite such fiscal year as set forth below:

               Fiscal Year Ending       Amount

               December 31, 1997        $15,500,000
               December 31, 1998        $16,000,000
               December 31, 1999        $16,500,000
               December 31, 2000        $17,000,000
               December 31, 2001        $17,500,000
               December 31, 2002        $18,000,000
               December 31, 2003        $18,500,000
               December 31, 2004        $19,000,000

          (g) Indebtedness constituting Intercompany Loans to the extent permitted by Section 8.06(g);

          (h)  Indebtedness   of   Holdings   under   the    Shareholder
     Subordinated Notes;

          (i) Indebtedness under Other Hedging Agreements providing protection against fluctuations in currency values in connection with the Borrower's or any of its Subsidiaries' operations so long as management of the Borrower or such Subsidiary, as the case may be, has determined that the entering into of such Other Hedging Agreements are bona fide hedging activities;

          (j) Indebtedness (x) of Foreign Subsidiaries under lines of credit extended by third Persons to any such Foreign Subsidiary the proceeds of which Indebtedness are used for such Foreign Subsidiary's working capital purposes, provided that the aggregate principal amount of all such Indebtedness outstanding at any time for all Foreign Subsidiaries shall not exceed $35,000,000 (the "Foreign Subsidiary Working Capital Indebtedness") and (y) consisting of guaranties by the Borrower of any such Foreign
     Subsidiary  Working   Capital  Indebtedness   (including,   without
     limitation, letters of credit issued for the account of the Borrower and its Subsidiaries and in favor of lenders in respect of any such Foreign Subsidiary Working Capital Indebtedness);

          (k) Indebtedness of Foreign Subsidiaries to the Borrower and its Domestic Subsidiaries (other than the Receivables Entity) as a result of any investment made pursuant to Section 8.06(o);

          (l) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), provided that (i) such Indebtedness was not incurred in connection with or in anticipation of such Permitted Acquisition, (ii) such Indebtedness does not constitute debt for borrowed money (other than debt for borrowed money incurred in connection with industrial revenue or industrial development bond financings), it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (l), and (iii) at the time of such Permitted Acquisition such Indebtedness does not exceed 10% of the total value of the assets of the Subsidiary so acquired, or of the asset so acquired, as the case may be;

          (m) Indebtedness consisting of guaranties (x) by the Borrower of Indebtedness, leases and other contractual obligations permitted to be incurred by Domestic Wholly-Owned Subsidiaries (other than the Receivables Entity), (y) by Domestic Subsidiaries (other than the Receivables Entity) of Indebtedness (other than the Senior
     Subordinated Notes), leases and other contractual obligations permitted to be incurred by the Borrower or other Domestic Wholly-Owned Subsidiaries and (z) by Foreign Subsidiaries of Indebtedness, leases and other contractual obligations permitted to be incurred by other Foreign Wholly-Owned Subsidiaries;

          (n) Indebtedness consisting of a guaranty by the Borrower of the severance obligations of Dade Diagnostika GmbH, a German
     Subsidiary of  the Borrower,  as required  by the  German  Workers'
     Council;

          (o) Indebtedness of the Borrower constituting Borrower Subordinated Loans to the extent permitted by Section 8.06(t) and to the extent permitted by Section 4.12 of the Senior Subordinated
     Note Indenture (without giving effect to clause (xvi) of the definition of Permitted Indebtedness contained therein);

          (p) Indebtedness of the Receivables Entity under the Accounts Receivable Facility Documents;

          (q) Indebtedness consisting of a guaranty by the Borrower of the obligations of the other Designated Credit Parties under the Accounts Receivable Facility Documents;

          (r) Indebtedness of the Borrower or any of its Subsidiaries arising in the ordinary course of business of the Borrower or such Subsidiary and owing to a financial institution providing netting services to the Borrower and its Subsidiaries, provided that (i) such Indebtedness was incurred in respect of the provision of such netting services with respect to intercompany Indebtedness permitted to be made pursuant to this Agreement and (ii) such Indebtedness does not remain outstanding for more than 3 days from the date of its incurrence;

          (s) Indebtedness consisting of the recourse to the Borrower and its Subsidiaries by financial institutions party to the Vendor Financing Program for lease obligations owing to such financial institutions by third party customers of the Borrower and/or such Subsidiaries, provided that the aggregate amount of such Indebtedness outstanding at any time shall not exceed $10,000,000;

          (t) Indebtedness of the Borrower or any of its Subsidiaries consisting of the financing of insurance premiums in the ordinary course of business;

          (u)  Indebtedness of the Borrower  or any of its  Subsidiaries
     consisting  of   take-or-pay   obligations  contained   in   supply
     agreements entered into in the ordinary course of business;

          (v) Indebtedness of Holdings incurred under Permitted Holdings PIK Securities, provided that the aggregate outstanding principal amount of Permitted Holdings PIK Securities constituting Indebtedness shall not exceed $10,000,000 plus the amount of interest on such Permitted Holdings PIK Securities paid in kind or through accretion; and

          (w)  additional Indebtedness of the Borrower and its  Domestic
     Subsidiaries  not  otherwise  permitted  hereunder  not   exceeding
     $15,000,000 in aggregate principal amount at any time outstanding.


          8.05 Designated Senior Debt. Holdings will not, and will not permit any of its Subsidiaries to (i) designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" for purposes of, and as defined in, the Senior Subordinated Note Indenture or (ii) designate any documents with respect to any Indebtedness (other than this Agreement) as the "Bank Credit Agreement" as defined in the Senior Subordinated Note Indenture for purposes of the receipt of notices by the Agent, and delivery of blockage notices pursuant to the subordination provisions of the Senior Subordinated Note Documents.

          8.06 Advances, Investments and Loans. Holdings will not, and will not permit any of its Subsidiaries to, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash, Cash Equivalents or Foreign Cash Equivalents, except:

          (a) the Borrower and its Subsidiaries may invest in cash and Cash Equivalents;

          (b) the Borrower and its Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary;

          (c) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in good faith settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (d) Interest Rate Protection Agreements entered into in compliance with Section 8.04(e) shall be permitted;

          (e) Holdings may acquire and hold obligations of one or more officers or other employees of Holdings or its Subsidiaries in connection with such officers' or employees' acquisition of shares of Holdings Common Stock or Holdings Class L Common Stock so long as no cash is paid by Holdings or any of its Subsidiaries in connection with the acquisition of any such obligations;

          (f)  deposits  made  in  the   ordinary  course  of   business
     consistent with past practices to secure the performance of leases shall be permitted;

          (g) the Borrower may make intercompany loans and advances to any of its Subsidiaries (other than the Receivables Entity) and any Subsidiary of the Borrower (other than the Receivables Entity) may make intercompany loans and advances to the Borrower or any other Subsidiary of the Borrower (collectively, "Intercompany Loans"), provided, that (w) at no time shall the aggregate outstanding principal amount of all Intercompany Loans made pursuant to this clause (g) by the Borrower and its Domestic Subsidiaries to Foreign Subsidiaries, when added to the amount of contributions,
     capitalizations  and  forgiveness  theretofore  made  pursuant   to
     Section 8.06(m)(1), exceed $50,000,000 (determined without regard to any write-downs or write-offs of such loans and advances), provided that, in addition to such $50,000,000, Intercompany Loans may also be made by the Borrower and its Domestic Subsidiaries to Foreign Subsidiaries in an amount up to the Excess Proceeds Amount at the time of any such loan, (x) each Intercompany Loan made by a Foreign Subsidiary to the Borrower or a Domestic Subsidiary shall contain the subordination provisions set forth on Exhibit G, (y) each Intercompany Loan shall be evidenced by an Intercompany Note and (z) each such Intercompany Note (other than (1) Intercompany Notes issued by Foreign Subsidiaries to the Borrower or Domestic Subsidiaries and (2) Intercompany Notes held by Foreign Subsidiaries) shall be pledged to the Collateral Agent pursuant to the Pledge Agreement;

          (h) loans and advances by the Borrower and its Subsidiaries to employees of Holdings and its Subsidiaries for moving and travel expenses and other similar expenses, in each case incurred in the ordinary course of business, in an aggregate outstanding principal amount not to exceed $6,000,000 at any time (determined without regard to any write-down or write-offs of such loans and advances) shall be permitted;

          (i) Holdings may make equity contributions to the capital of the Borrower;

          (j)  Foreign  Subsidiaries   may   invest  in   Foreign   Cash
     Equivalents;

          (k)  Other  Hedging  Agreements   may  be   entered  into   in
     compliance with Section 8.04(i);

          (l) advances, loans and investments in existence on the Original Effective Date and listed on Annex XI shall be permitted, without giving effect to any additions thereto or replacements thereof (except those additions or replacements which are existing obligations as of the Original Effective Date), provided that those loans outstanding to Subsidiaries on the Original Effective Date may be repaid and reborrowed (including after any such loans may have been capitalized or forgiven as permitted by clause (m) of this Section 8.06) so long as the aggregate outstanding principal amount of all such loans does not exceed that aggregate principal amount outstanding on the Original Effective Date;

          (m) the Borrower and its Domestic Subsidiaries (other than the Receivables Entity) may (1) make cash capital contributions to Foreign Subsidiaries, and may capitalize or forgive any Indebtedness owed to them by a Foreign Subsidiary and outstanding under clause (g) of this Section 8.06, provided that the aggregate amount of such contributions, capitalizations and forgiveness on and after the Original Effective Date, when added to the aggregate outstanding principal amount of Intercompany Loans made to Foreign Subsidiaries under such clause (g) (determined without regard to any write-downs or write-offs thereof) shall not exceed an amount equal to $50,000,000, provided that, in addition to such $50,000,000, such contributions, capitalizations and forgiveness may be made at any time in an amount up to the Excess Proceeds Amount at such time, and (2) capitalize or forgive any Indebtedness owed to them by a Foreign Subsidiary and outstanding under clause
     (l) of this Section 8.06;

          (n)  Permitted Acquisitions shall be permitted;

          (o) the Borrower and its Subsidiaries may make investments in their respective Subsidiaries in connection with the transfers of those assets permitted to be transferred pursuant to Sections 8.02(h), (i) and (j), it being understood that the Borrower and its Subsidiaries may convert any investment initially made as an equity investment to intercompany Indebtedness held by the Borrower or such Subsidiary;

          (p) the Borrower and its Domestic Subsidiaries may make and hold investments in their respective Foreign Subsidiaries to the extent that such investments arise from the sale of inventory in the ordinary course of business by the Borrower or such Domestic Subsidiary to such Foreign Subsidiaries for resale by such Foreign Subsidiaries (including any such investments resulting from the extension of the payment terms with respect to such sales);

          (q) the Borrower and its Subsidiaries may hold additional investments in their respective Subsidiaries to the extent that
     such  investments  reflect  an  increase  in  the  value  of   such
     Subsidiaries;

          (r) the Borrower and its Subsidiaries may capitalize one or more foreign sales corporations created in accordance with Section
     8.16 with cash contributions in an aggregate amount not to exceed $200,000 for all such foreign sales corporations made on and after the Original Effective Date;

          (s) the Borrower and its Subsidiaries may make transfers of assets to their respective Subsidiaries in accordance with Section 8.02(k), (l), (m), (n), (v) and (x);

          (t) Holdings may make intercompany loans to the Borrower on a subordinated basis (collectively, "Borrower Subordinated Loans") so long as (x) all such Borrower Subordinated Loans are evidenced by a Borrower Subordinated Note and (y) the proceeds used by Holdings to make such Borrower Subordinated Loans come from the Permitted Equity Proceeds;

          (u) the Borrower and its Subsidiaries may acquire and hold debt and/or equity securities as partial consideration for (x) a sale of assets pursuant to Section 8.02(r) or (s) to the extent permitted by any such Section and (y) the B&J Asset Sale;

          (v) the Borrower and the other Designated Credit Parties may make an initial cash capital contribution to the Receivables Entity on the Accounts Receivable Facility Transaction Date as provided in the Accounts Receivable Facility Documents, so long as the Receivables Entity uses all of the proceeds of such contribution on such date to purchase accounts receivable from the Borrower and the other Designated Credit Parties and/or to fund the Seller Account, and the Borrower and/or such other Designated Credit Parties may hold the capital stock of the Receivables Entity issued to them so long as such capital stock has been duly pledged and delivered to the Collateral Agent pursuant to the Pledge Agreement;

          (w) on or after the Accounts Receivable Facility Transaction Date, the Borrower and the other Designated Credit Parties may hold one or more Receivables Purchase Money Notes issued by the
     Receivables Entity and may maintain the Seller Account with the Receivables Entity and may make extensions of credit to the
     Receivables Entity pursuant to such Receivables Purchase Money Notes and Seller Account for the purpose of enabling the Receivables Entity to purchase accounts receivables pursuant to the Accounts Receivable Facility Documents so long as such Receivables Purchase Money Notes have been duly pledged and delivered to the Collateral Agent pursuant to the Pledge Agreement;

          (x) on or after the Accounts Receivable Facility Transaction Date, the Receivables Entity may invest those accounts receivable purchased from the Designated Credit Parties in the master trust for the Accounts Receivable Facility pursuant to, and in accordance with the terms of, the Accounts Receivable Facility Documents; and

          (y) in addition to investments permitted by clauses (a) through (x) above, so long as no Default or Event of Default then exists or would result therefrom, the Borrower and its Subsidiaries (other than the Receivables Entity) may make additional loans, advances and investments to or in a Person so long as the amount of any such loan, advance or investment (at the time of the making thereof) made after the Original Effective Date does not exceed an amount equal to (x) $7,500,000 less the aggregate amount of such $7,500,000 previously used to make loans, advances and investments pursuant to this clause (y) or Section 8.06(y) of the Original Credit Agreement to the extent same are then still outstanding (determined without regard to any write-downs or write-offs thereof and net of cash repayments of principal in the case of loans and cash equity returns (whether as a dividend or redemption) in the case of equity investments) plus (y) the Excess Proceeds Amount at the time of such loan, advance or investment; provided, that (1) no single loan, advance or investment (or series of related loans, advances or investments) in excess of $20,000,000 may be made, (2) any loan, advance or investment made with Excess Proceeds shall be in or to a Person of which the Borrower owns (directly or indirectly) at least a majority economic and voting interest
     (including the interest purchased or to be purchased with the respective investment) and (3) neither the Borrower nor any of its Subsidiaries may make or own any investment in Margin Stock.

          8.07 Dividends, etc. Holdings will not, and will not permit any of its Subsidiaries to, declare or pay any dividends (other than dividends payable solely in common stock of Holdings or any such Subsidiary, as the case may be) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, and Holdings will not permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of Holdings or any other Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock) (all of the foregoing "Dividends"), except that:

          (i) any Subsidiary of the Borrower may pay Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower;

         (ii) (a) Holdings may redeem or purchase shares of Holdings Common Stock or Holdings Class L Common Stock or options to purchase Holdings Common Stock or Holdings Class L Common Stock, respectively, held by former employees of Holdings or any of its Subsidiaries following the termination of their employment, provided that (w) the only consideration paid by Holdings in respect of such redemptions and/or purchases shall be cash and Shareholder Subordinated Notes, (x) the sum of (A) the aggregate amount paid by Holdings in cash in respect of all such redemptions and/or purchases plus (B) the aggregate amount of all principal and interest payments made on Shareholder Subordinated Notes, shall not exceed $1,000,000 in any fiscal year of Holdings, provided that such amount shall be increased by an amount equal to the proceeds received by Holdings after December 20, 1994 from the sale or issuance of Holdings Common Stock or Holdings Class L Common Stock, as the case may be, to management of Holdings or any of its Subsidiaries and (y) at the time of any cash payment permitted to be made pursuant to this Section 8.07(ii), including any cash payment under a Shareholder Subordinated Note, no Default or Event of Default shall then exist or result therefrom; and (b) so long as no Default or Event of Default then exists or would result therefrom, the Borrower may pay cash Dividends to Holdings so long as Holdings promptly uses such proceeds for the purposes described in clause (ii)(a) of this Section 8.07;

        (iii) the Borrower may pay cash Dividends to Holdings so long as the proceeds thereof are promptly used by Holdings to (x) pay operating expenses in the ordinary course of business (including, without limitation, professional fees and expenses) and other similar corporate overhead costs and expenses, provided that the aggregate amount of cash Dividends paid pursuant to this clause (x) shall not during any fiscal year of the Borrower exceed $1,500,000 or (y) pay salaries or other compensation of employees who perform services for Holdings and the Borrower, provided that the aggregate amount of cash Dividends paid pursuant to this clause (y) shall not during any fiscal year of the Borrower exceed $2,000,000;

         (iv) the Borrower may pay cash Dividends to Holdings in the amounts and at the times of any payment by Holdings in respect of taxes, provided that (x) the amount of cash Dividends paid pursuant to this clause (v) to enable Holdings to pay federal income taxes at any time shall not exceed the lesser of (A) the amount of such federal income taxes owing by Holdings at such time for the respective period and (B) the amount of such federal income taxes that would be owing by the Borrower and its Subsidiaries on a consolidated basis for such period if determined without regard to Holdings' ownership of the Borrower and (y) any refunds shall promptly be returned by Holdings to the Borrower;

          (v) after December 20, 1999, on the Business Day immediately preceding the date on which a scheduled interest payment is due on any outstanding Baxter PIK Notes (or, in the event that a Default or Event of Default shall then exist, on the first Business Day when no Default or Event of Default shall be continuing), the Borrower may pay a cash Dividend to Holdings in an amount not to exceed the aggregate amount of the interest payment due as provided in the Baxter PIK Notes, so long as (w) on the Business Day immediately after the receipt of such cash Dividends Holdings utilizes the full amount thereof to make such required interest payment on the Baxter PIK Notes to the extent then due and payable in accordance with the terms of the Baxter PIK Notes, (x) no Default or Event of Default then exists or would result therefrom,
     (y) such cash Dividends are otherwise not prohibited to be made at such time pursuant to Senior Subordinated Notes, and (z) at the time of any such proposed cash Dividends, the Borrower's Interest Coverage Ratio shall have been no less than, and the Borrower's Leverage Ratio shall have been no greater than, the applicable target ratios set forth on Annex X hereto for the then most recently ended Test Period, in each case determined on a pro forma basis as if such cash dividends constituted cash interest expense of the Borrower and had been paid during such period;

         (vi) Holdings may pay regularly scheduled Dividends on the Baxter Preferred Stock pursuant to the terms thereof solely through the issuance of additional shares of Baxter Preferred Stock, provided that in lieu of issuing additional shares of Baxter Preferred Stock as Dividends, Holdings may increase the liquidation preference of the shares of the Baxter Preferred Stock in respect of which such Dividends have accrued, provided further, that after December 20, 1999, on the Business Day immediately preceding the date on which a scheduled dividend payment is due on the Baxter Preferred Stock (or, in the event that a Default or Event of Default shall then exist, on the first Business Day when no Default or Event of Default shall be continuing), the Borrower may pay a cash Dividend to Holdings in an amount not to exceed the aggregate amount of the dividend payment due as provided in the Baxter
     Preferred Stock, so long as (w) on the Business Day immediately after the receipt of such cash Dividends Holdings utilizes the full amount thereof to make such required dividend payment on the Baxter Preferred Stock to the extent then due and payable in accordance with the terms of the Baxter Preferred Stock, (x) no Default or Event of Default then exists or would result therefrom, (y) such cash Dividends are otherwise not prohibited to be made at such time pursuant to the Senior Subordinated Notes, and (z) at the time of any such proposed cash Dividends, the Borrower's Interest Coverage Ratio shall have been no less than, and the Borrower's Leverage

     Ratio shall have been no greater than, the applicable target ratios set forth on Annex X hereto for the then most recently ended Test Period, in each case determined on a pro forma basis as if such cash dividends constituted cash interest of the Borrower and had been paid during such period;

        (vii) after December 20, 1999, so long as no Default or Event of Default then exists or would result therefrom, Holdings may issue Baxter PIK Notes in exchange for its then outstanding Baxter Preferred Stock, provided that the aggregate principal amount of Baxter PIK Notes so issued shall not exceed the aggregate liquidation preference of such Baxter Preferred Stock at such time;

       (viii) so long as no Default or Event of Default then exists or would result therefrom, (x) Holdings may use cash to repurchase or redeem shares of Baxter Preferred Stock, together with all accrued dividends thereon, so long as (I) the shares of Baxter Preferred Stock so repurchased or redeemed are retired and not thereafter resold or reissued and (II) the aggregate amount expended pursuant to any such repurchase or redemption of shares of Baxter Preferred Stock by Holdings shall not exceed an amount equal to 80% of the total accreted value of the Baxter Preferred Stock so repurchased or redeemed at the time of such repurchase or redemption and (y) the Borrower may pay cash Dividends to Holdings to enable Holdings to repurchase or redeem Baxter Preferred Stock as permitted in the immediately preceding clause (x), so long as the proceeds thereof are promptly used by Holdings to effect such repurchase or redemption; and

         (ix) Holdings may pay regularly scheduled Dividends on the Permitted Holdings PIK Securities (to the extent issued as preferred stock) pursuant to the terms thereof solely through the issuance of additional shares of such Permitted Holdings PIK Securities, provided that in lieu of issuing additional shares of such Permitted Holdings PIK Securities as Dividends, Holdings may increase the liquidation preference of the shares of Permitted Holdings PIK Securities in respect of which such Dividends have accrued.

          8.08 Transactions with Affiliates. Holdings will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate other than in the ordinary course of business and on terms and conditions substantially as favorable to Holdings or such Subsidiary as would be obtainable by Holdings or such Subsidiary at the time in a comparable arm's-length transaction with a Person other than an Affiliate; provided, that the following shall in any event be permitted: (i) the Original Transaction and the Transaction; (ii) the payment, on a quarterly basis, of management fees to Bain Capital and GS Capital and their respective Related Parties in an aggregate amount (for all such Persons taken together) not to exceed $750,000 in any fiscal quarter of the Borrower, provided that if during any fiscal quarter of the Borrower a Default or Event of Default exists, only one-half of such fee for such fiscal quarter may be paid; (iii) the reimbursement of Bain Capital and GS Capital and their respective Related Parties for their reasonable out-of-pocket expenses incurred by them in connection with performing management services to the Borrower and its Subsidiaries under the Consulting Agreement; (iv) Holdings and the Borrower and its Domestic

Subsidiaries may make any payments required under the Holdings Tax Allocation Agreement; and (v) the transactions contemplated by the Accounts Receivable Facility Documents. Notwithstanding anything to the contrary contained in this Section 8.08, at no time will Holdings or any of its Subsidiaries make any payments to Bain Capital, GS Capital or any of their respective Related Parties in an amount which would exceed that amount permitted to be paid pursuant to the Senior Subordinated Note Indenture at such time.

          8.09 Capital Expenditures. (a) (i) Holdings will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that, subject to clause (ii) below, during any fiscal year the Borrower and its Subsidiaries may make Capital
Expenditures so long as the aggregate amount of such Capital Expenditures does not exceed in any such fiscal year set forth below the amount set forth opposite such fiscal year below:

          Fiscal Year Ending                        Amount

          December 31, 1996                       $74,000,000
          December 31, 1997                       $62,000,000
          December 31, 1998                       $56,000,000
          December 31, 1999                       $60,000,000
          December 31, 2000                       $61,000,000
          December 31, 2001                       $63,000,000
          December 31, 2002                       $66,000,000
          December 31, 2003                       $69,000,000
          December 31, 2004                       $71,000,000

; provided, that (x) in the event that the aggregate amount of Capital Expenditures made in fiscal year 1996 constituting Stand Alone
Expenditures and TOA Expenditures exceeds $24,000,000, then Capital Expenditures in such fiscal year may exceed $74,000,000 by an amount equal to such excess (but in any event not to exceed $87,000,000); and
(y) in the event that Capital Expenditures in fiscal year 1996 exceed $74,000,000 as a result of preceding clause (x), the amount of Capital Expenditures otherwise permitted to be made pursuant to this Section 8.09(a)(i) in fiscal year 1997 shall be reduced by the excess amount so expended in 1996.

          (ii) Subject to Section 8.09(g), if for any fiscal year of the Borrower commencing with the fiscal year ending on December 31, 1998, (x) the Consolidated EBITDA of Holdings for the immediately preceding fiscal year is less than the projected Consolidated EBITDA of Holdings set forth on Annex IX for such immediately preceding fiscal year (the amount by which such actual Consolidated EBITDA is less than such projected Consolidated EBITDA, the "Deficiency"), then the amount of Capital Expenditures permitted to be made in such fiscal year pursuant to this Section 8.09(a) shall be (A) the amount set forth in clause (a)(i) above opposite such fiscal year (as same may have been modified by the proviso to such clause (a)(i)) minus (B) the Deficiency multiplied by 0.25 and (y) the Consolidated EBITDA of Holdings for the immediately preceding fiscal year is more than the projected Consolidated EBITDA of Holdings set forth on Annex IX for such immediately preceding fiscal year (the amount by which such actual Consolidated EBITDA exceeds such projected Consolidated EBITDA, the "Surplus"), then the amount of Capital Expenditures permitted to be made in such fiscal year pursuant to this Section 8.09(a) shall be (A) the amount set forth in clause (a)(i) above opposite such fiscal year (as same may have been modified by the proviso to such clause (a)(i)) plus
(B) the Surplus multiplied by 0.25.

          (b) Notwithstanding the foregoing, (i) in the event that the amount of Capital Expenditures made in fiscal year 1996 and constituting Stand Alone Expenditures and TOA Expenditures is less than $24,000,000, 100% of such unutilized amount may be carried forward and utilized to make Capital Expenditures in fiscal year 1997; (ii) in the event that the amount of Capital Expenditures made in fiscal year 1996 and not constituting Stand Alone Expenditures or TOA Expenditures is less than $50,000,000, such unutilized amount may be carried forward and utilized to make Capital Expenditures in succeeding years; (iii) in the event that the amount of Capital Expenditures made in fiscal years 1996 and 1997 and constituting Stand Alone Expenditures and TOA Expenditures is less than $37,000,000, 100% of such unutilized amount may be carried forward and utilized to make Capital Expenditures in fiscal year 1998;
(iv) in the event that the amount of Capital Expenditures made in fiscal year 1997 and not constituting Stand Alone Expenditures or TOA Expenditures is less than $50,000,000, such unutilized amount may be carried forward and utilized to make Capital Expenditures in succeeding years; and (v) in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year commencing with fiscal year 1998 (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, such excess may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years. The aggregate amount of unutilized Capital Expenditures carried forward from one fiscal year to one or more later fiscal years is called the "Rollover Amount." Notwithstanding the foregoing, (x) in no event shall the aggregate Rollover Amount permitted to be carried forward from a fiscal year exceed the amount of Capital Expenditures permitted to be made in such fiscal year under clause (a) above minus the amount of Capital Expenditures made during such fiscal year under such clause (a), and (y) in no event shall the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during any fiscal year (commencing with fiscal year 1997) pursuant to Section 8.09(a) exceed the sum of (I) 125% of the amount set forth opposite such fiscal year as set forth in the table in such Section 8.09(a) (as modified by the proviso to clause
(i) of such Section 8.09(a) and clause (ii) of such Section plus (II) for fiscal years 1997 and 1998 only, the amount of the unutilized Stand Alone Expenditures and TOA Expenditures carried forward to such fiscal year from the prior fiscal year as provided above in this Section 8.09(b).

          (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause
(a)) with the insurance proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such insurance proceeds to the extent such insurance proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(A)(g).

          (d) Notwithstanding the foregoing, but subject to Section 8.09(g), the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the net cash proceeds of Asset Sales (including Designated Asset Sales), to the extent such net cash proceeds are not required to be applied to repay Term Loans pursuant to
Section 4.02(A)(c) and are not added to the Excess Proceeds Amount.

          (e) Notwithstanding the foregoing, but subject to Section 8.09(g), the Borrower and its Subsidiaries may make Capital Expenditures at any time in an aggregate amount equal to the Excess Proceeds Amount at such time (which Capital Expenditures will not be included in any determination under the foregoing clause (a)).

          (f) Notwithstanding the foregoing, the Borrower and its Subsidiaries may incur Capitalized Lease Obligations under and in connection with the Alternate Vendor Financing Program in an aggregate outstanding amount not to exceed $20,000,000 at any time (which Capitalized Lease Obligations will not be included in any determination under the foregoing clause (a)).

          (g) Notwithstanding the foregoing, in no event shall the aggregate amount of additional Capital Expenditures permitted to be made in any fiscal year as a result of the operation of Section 8.09(a)(ii),
(d) and (e) exceed $15,000,000.

          8.10  Minimum Consolidated  EBITDA.   The  Borrower will  not
permit Consolidated EBITDA for any Test Period ending on a date set forth below to be less than the amount set forth opposite such date:

                             Minimum Consolidated
            Date                   EBITDA

      March 31, 1997           $111,300,000
      June 30, 1997            $152,300,000
      September 30, 1997       $154,100,000
      December 31, 1997        $164,100,000
      March 31, 1998           $165,000,000
      June 30, 1998            $166,200,000
      September 30, 1998       $167,300,000
      December 31, 1998        $168,600,000
      March 31, 1999           $171,500,000
      June 30, 1999            $175,200,000
      September 30, 1999       $178,800,000
      December 31, 1999        $183,200,000
      March 31, 2000           $186,400,000
      June 30, 2000            $190,400,000
      September 30, 2000       $194,400,000
      December 31, 2000        $199,100,000
      March 31, 2001           $203,600,000
      June 30, 2001            $209,300,000
      September 30, 2001       $214,900,000
      December 31, 2001        $221,700,000
      March 31, 2002           $223,900,000
      June 30, 2002            $226,700,000
      September 30, 2002       $229,600,000
      December 31, 2002        $233,000,000
      March 31, 2003           $235,400,000
      June 30, 2003            $238,300,000
      September 30, 2003       $241,300,000
      December 31, 2003        $244,900,000
      March 31, 2004           $247,400,000
      June 30, 2004            $250,500,000
      September 30, 2004       $253,700,000

          8.11 Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date:

                Date                    Ratio

          March 31, 1997             1.50:1.0
          June 30, 1997              1.55:1.0
          September 30, 1997         1.55:1.0
          December 31, 1997          1.65:1.0
          March 31, 1998             1.70:1.0
          June 30, 1998              1.70:1.0
          September 30, 1998         1.75:1.0
          December 31, 1998          1.75:1.0
          March 31, 1999             1.80:1.0
          June 30, 1999              1.85:1.0
          September 30, 1999         1.90:1.0
          December 31, 1999          1.95:1.0
          March 31, 2000             2.00:1.0
          June 30, 2000              2.05:1.0
          September 30, 2000         2.10:1.0
          December 31, 2000          2.20:1.0
          March 31, 2001             2.25:1.0
          June 30, 2001              2.35:1.0
          September 30, 2001         2.45:1.0
          December 31, 2001          2.55:1.0
          March 31, 2002             2.65:1.0
          June 30, 2002              2.70:1.0
          September 30, 2002         2.80:1.0
          December 31, 2002          2.90:1.0
          March 31, 2003             3.00:1.0
          June 30, 2003              3.15:1.0
          September 30, 2003         3.25:1.0
          December 31, 2003          3.40:1.0
          March 31, 2004             3.55:1.0
          June 30,2004               3.75:1.0
          September 30, 2004         3.75:1.0

          8.12 Current Ratio. The Borrower will not permit the Current Ratio at any time to be less than 1.25: 1.0.

          8.13  Leverage Ratio.   The  Borrower  will  not  permit  the
Leverage Ratio at any time during a fiscal quarter set forth below to be more than the ratio set forth opposite such fiscal quarter:

          Fiscal Quarter Ending         Ratio

          March 31, 1997              8.40:1.0
          June 30, 1997               6.00:1.0
          September 30, 1997          5.95:1.0
          December 31, 1997           5.55:1.0
          March 31, 1998              5.50:1.0
          June 30, 1998               5.40:1.0
          September 30, 1998          5.30:1.0
          December 31, 1998           5.20:1.0
          March 31, 1999              5.10:1.0
          June 30, 1999               4.95:1.0
          September 30, 1999          4.80:1.0
          December 31, 1999           4.65:1.0
          March 31, 2000              4.50:1.0
          June 30, 2000               4.35:1.0
          September 30, 2000          4.20:1.0
          December 31, 2000           4.05:1.0
          March 31, 2001              3.85:1.0
          June 30, 2001               3.70:1.0
          September 30, 2001          3.50:1.0
          December 31, 2001           3.30:1.0
          March 31, 2002              3.20:1.0
          June 30, 2002               3.05:1.0
          September 30, 2002          2.95:1.0
          December 31, 2002           2.80:1.0
          March 31, 2003              2.65:1.0
          June 30, 2003               2.55:1.0
          September 30, 2003          2.40:1.0
          December 31, 2003           2.25:1.0
          March 31, 2004              2.15:1.0
          June 30, 2004               2.00:1.0
          September 30, 2004          2.00:1.0

          8.14 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; Issuance of Capital Stock; etc. Holdings will not, and will not permit any of its Subsidiaries to:

         (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of any Senior Subordinated Note, any Permitted Holdings PIK Security or any Baxter PIK Note or make any interest payment on any Baxter PIK Note except to the extent permitted by Section 8.07(v); provided, that the Series B Senior Subordinated Notes may be issued in exchange for the Series A Senior Subordinated Notes in accordance with the terms of the Senior Subordinated Note Indenture;

        (ii) make (or give any notice in respect of) any principal or interest payment on, or any redemption or acquisition for value of, any Shareholder Subordinated Note, except to the extent permitted by Section 8.07(ii);

       (iii) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Note Document, any Baxter PIK Note Document, any Borrower Subordinated Note or any Shareholder Subordinated Note;

        (iv) amend or modify, or permit the amendment or modification of, or terminate or permit the termination of, the Distribution Agreement, except that (x) the Distribution Agreement may be terminated as to one or more businesses or product lines pursuant to the terms of the Distribution Agreement in connection with the sale of such business or product line in accordance with the terms of this Agreement and (y) Holdings and/or the Borrower may make any such amendment or modification or effect any such termination so long as in the good faith judgment of the Board of Directors or senior management of the Borrower, after giving effect to any such amendment, modification or termination, the Borrower and its Subsidiaries will have a distribution network which, taken as a whole (taking into account all other contemporaneous actions in respect of other arrangements with Baxter), is substantially as advantageous to the Borrower, and in no event materially more expensive taken as a whole, as the distribution network of the Borrower and its Subsidiaries in effect immediately prior to any such amendment, modification or termination, provided that Holdings or the Borrower shall promptly notify, in writing, the Agent of any such amendment, modification or termination and shall deliver together with any such notice a copy of such executed amendment, modification or termination;

         (v) amend, modify or change in any way adverse to the interests of the Banks, any Management Agreement (including, without limitation, the Consulting Agreement), the terms of any Baxter Preferred Stock, the Services Agreement, any Tax Allocation Agreement, the Tax Indemnity Letter, its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws, or any agreement entered into by it, with respect to its capital stock (including any Shareholders' Agreement (including, without limitation, the Stockholders' Agreement, the Subscription Agreement and the Registration Rights Agreement)), or enter into any new agreement with respect to its capital stock which would be adverse to the interests of the Banks;

        (vi) amend or modify, or permit the amendment or modification of, any provision of any Permitted Holdings PIK Security in any manner inconsistent with the definition of Permitted Holdings PIK Security;

       (vii) issue any class of capital stock other than (x) in the case of the Borrower and its Subsidiaries, non-redeemable common stock and (y) in the case of Holdings, (1) the issuance of Baxter Preferred Stock as permitted pursuant to Section 8.07(vi), (2) the issuance of Holdings Common Stock or Permitted Holdings PIK Securities as consideration for a Permitted Acquisition pursuant to
     Section 8.02(u) and (3) issuances of Holdings Common Stock or Holdings Class L Common Stock where, after giving effect to such issuance, no Event of Default will exist under Section 9.10 and to the extent the proceeds thereof are applied in accordance with Sections 4.02(A)(d) and 7.17;

      (viii) make (or give any notice in respect of) any principal or interest payment on, or any redemption or acquisition for value of, any Borrower Subordinated Note; or

        (ix) at any time after the Accounts Receivable Facility Transaction Date, amend or modify, or permit the amendment or modification of, any provision of any Accounts Receivable Facility Document, except as permitted by the definition thereof.

          8.15 Limitation on Certain Restrictions on Subsidiaries. Holdings will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by Holdings or any Subsidiary of Holdings, or pay any Indebtedness owed to Holdings or a Subsidiary of Holdings, (b) make loans or advances to Holdings or any of Holdings' Subsidiaries or (c) transfer any of its properties or assets to Holdings or any of Holdings' Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (iv) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or a Subsidiary of the Borrower in the ordinary course of business, (v) the Senior Subordinated Note Documents, (vi) customary provisions restricting the transfer of assets subject to Liens permitted under Sections 8.03(k), (m) and (o), (vii) any document or instrument evidencing Foreign Subsidiary Working Capital Indebtedness so long as such encumbrance or restriction only applies to the Foreign Subsidiary incurring such Indebtedness and (viii) the Accounts Receivable Facility Documents.

          8.16 Limitation on the Creation of Subsidiaries . Notwithstanding anything to the contrary contained in this Agreement, Holdings will not, and will not permit any of its Subsidiaries to, establish, create or acquire after the Restatement Effective Date any Subsidiary; provided that, (a) the Borrower and its Wholly-Owned Subsidiaries (other than the Receivables Entity) shall be permitted to establish or create (x) Subsidiaries as a result of investments made pursuant to Section 8.06(r) and (y) Wholly-Owned Subsidiaries so long as
(i) at least 30 days' prior written notice thereof (or such lesser notice as is acceptable to the Agent) is given to the Agent, (ii) the capital stock of such new Subsidiary is pledged pursuant to, and to the extent required by, this Agreement and the Pledge Agreement and the certificates, if any, representing such stock, together with stock powers duly executed in blank, are delivered to the Collateral Agent,
(iii) such new Subsidiary (other than a Foreign Subsidiary except to the extent otherwise required pursuant to Section 7.16) executes a counterpart of the Subsidiary Guaranty, the Pledge Agreement and the Security Agreement, and (iv) to the extent requested by the Agent or the Required Banks, takes all actions required pursuant to Section 7.11 and
(b) the Receivables Entity may become a Subsidiary of the Borrower. In addition, each new Wholly-Owned Subsidiary (other than the Receivables Entity) shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in
Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Restatement Effective Date.

          SECTION 9. Events of Default. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

          9.01 Payments. The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for three or more days, in the payment when due of any Unpaid Drawing, any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

          9.02 Representations, etc. Any representation, warranty or statement made by Holdings, the Borrower or any other Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          9.03 Covenants. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in Sections 7.11, 7.14, 7.17, 7.18 or 8, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 9.01, 9.02 or clause (a) of this Section 9.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by the Agent or the Required Banks; or

          9.04 Default Under Other Agreements. (a) Holdings or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations) of Holdings or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment or as a mandatory prepayment (unless such required prepayment or mandatory prepayment results from a default thereunder or an event of the type that constitutes an Event of Default), prior to the stated maturity thereof; provided, that it shall not constitute an Event of Default pursuant to clause (a) or (b) of this
Section 9.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above, exceeds $10,000,000 at any one time; or

          9.05 Bankruptcy, etc. Holdings or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Holdings or any of its Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Holdings or any of its Subsidiaries; or Holdings or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Holdings or any of its Subsidiaries; or there is commenced against Holdings or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or Holdings or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Holdings or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Holdings or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Holdings or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

          9.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, any Plan shall have had or is likely to have a trustee appointed to administer such Plan, any Plan is, shall have been or is likely to be terminated or the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan or a Foreign Pension Plan has not been timely made, Holdings or any Subsidiary of Holdings or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA
or Section 401(a)(29), 4971, 4975 or 4980 of the Code, or Holdings or any Subsidiary of Holdings has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) which provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or employee pension benefit plans (as defined in Section 3(2) of ERISA) or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) which lien, security interest or liability which arises from such event or events, in the opinion of the Required Banks, will have a Material Adverse Effect; or

          9.07  Security Documents.   (a)  Except in  each case  to the
extent resulting from the failure of the Collateral Agent to retain possession of the applicable Pledged Securities, any Security Document shall cease to be in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent, or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default shall continue beyond any cure or grace period specifically applicable thereto pursuant to the terms of such Security Document; or

          9.08 Guaranties. The Guaranties or any provision thereof shall cease to be in full force and effect, or any Guarantor or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under any Guaranty or any Guarantor shall default in the due performance or observance of any material term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

          9.09 Judgments. One or more judgments or decrees shall be entered against Holdings or any of its Subsidiaries involving a liability (not paid or not fully covered by insurance) in excess of $10,000,000 for all such judgments and decrees and all such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

          9.10  Ownership.    A  Change  of  Control  Event  shall  have
occurred; or

          9.11 Distribution Agreement. The Distribution Agreement or any material provision thereof shall cease to be in full force and effect as a result of a default thereunder by Holdings, the Borrower or any of their respective Subsidiaries in the payment or performance of any of their obligations thereunder; provided that (i) no Event of Default shall exist hereunder as a result of the Distribution Agreement or a material portion thereof no longer being in full force or effect as a result of such a default, which default is being contested in good faith by the Borrower so long as during the period while such contest is pending the Borrower either has the benefit of the Distribution Agreement or has arranged for an alternate distribution network providing substantially equivalent benefits to the Borrower and its Subsidiaries and (ii) this Section 9.11 shall cease to have any effect after the first consecutive four fiscal quarter period (taken as one accounting period) during which the percentage of the gross revenues of the Borrower and its Subsidiaries which are subject to or obtained through the Distribution Agreement is less than 15%; or

          9.12  Accounts Receivable  Facility.   At any  time after  the
Accounts Receivable Facility Transaction Date, an early amortization event shall occur under the Accounts Receivable Facility Documents;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent shall, upon the written request of the Required Banks, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Agent or any Bank to enforce its claims against any Guarantor or the Borrower, except as otherwise specifically provided for in this Agreement (provided, that if an Event of Default specified in Section
9.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment (or the unutilized portion thereof) terminated, whereupon the Commitment of each Bank (or the unutilized portion thereof) shall forthwith terminate immediately and any Commitment Fees shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and all Obligations owing hereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; and (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 9.05, to pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding.

          SECTION 10. Definitions. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural the singular:

          "A Term  Loan"  shall have  the  meaning provided  in  Section
1.01(A)(a).

          "A Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "A Term Loan Commitment," as the same may be reduced or terminated pursuant to Section 3.03 and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "A Term Loan Facility" shall mean the Facility evidenced by the Total A Term Loan Commitment.

          "A Term Loan Maturity Date" shall mean December 31, 2001.

          "A Term  Note"  shall have  the  meaning provided  in  Section
1.05(a).

          "A TL Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all A Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Accounts Receivable Facility" shall mean the transactions contemplated by the Accounts Receivable Facility Purchase Agreement.

          "Accounts Receivable Facility Documents" shall mean the Accounts Receivable Facility Pooling and Servicing Agreement, the Accounts Receivable Facility Purchase Agreement, the Accounts Receivable Facility Revolving Certificate Purchase Agreement and each of the other documents and agreements entered into in connection therewith, including all documents and agreements relating to the issuance, funding and/or purchase of Investor Certificates and Purchased Interests, in each case as such documents and agreements may be amended, modified, supplemented, refinanced or replaced from time to time so long as (i) any such amendments, modifications, supplements, refinancing or replacements do not impose any conditions or requirements on Holdings or any of its Subsidiaries that are more restrictive in any material respect than those in existence on the Accounts Receivable Facility Transaction Date,
(ii) any such amendments, modifications, supplements, refinancings or replacements are not adverse to the interests of the Banks and (iii) any such amendments, modifications, supplements, refinancing or replacements are otherwise in form and substance reasonably satisfactory to the Agent.

          "Accounts Receivable Facility Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, among the Receivables Entity, as transferor, the Borrower, as servicer, and the Trustee, as the same may be amended, modified, supplemented, refinanced or replaced from time to time in accordance with the terms thereof and hereof, which Accounts Receivable Facility Pooling and Servicing Agreement shall be in form and substance reasonably satisfactory to the Agent and the Required Banks.

          "Accounts Receivable Facility Proceeds" shall mean the initial net invested amount of Investor Certificates in respect of the Accounts Receivable Facility on the Accounts Receivable Facility Transaction Date, which amount shall be satisfactory to the Agent and the Required Banks.

          "Accounts Receivable Facility Purchase Agreement" shall mean the Receivables Purchase Agreement, among the Borrower and the other Designated Credit Parties, as sellers, and the Receivables Entity, as buyer, as the same may be amended, modified, supplemented, refinanced or replaced from time to time in accordance with the terms thereof and hereof, which Accounts Receivable Facility Purchase Agreement shall be in form and substance reasonably satisfactory to the Agent and the Required Banks.

          "Accounts Receivable Facility Revolving Certificate Purchase Agreement" shall mean the Revolving Certificate Purchase Agreement, among the Receivables Entity, the Borrower, as the initial servicer, the purchasers party thereto, and BTCo, as Agent, as the same may be amended, modified, supplemented, refinanced or replaced from time to time in accordance with the terms thereof and hereof, which Revolving Certificate Purchase Agreement shall be in form and substance reasonably satisfactory to the Agent and the Required Banks.

          "Accounts Receivable Facility Transaction" shall mean the consummation of the Accounts Receivable Facility and related transactions contemplated by the Accounts Receivable Facility Documents.

          "Accounts Receivable Facility Transaction Date" shall mean the date of the consummation of the Accounts Receivable Facility Transaction in accordance with the requirements of Section 7.18.

          "Acquired Business" shall mean the assets acquired by the Borrower pursuant to the Acquisition Documents.

          "Acquisition" shall mean the acquisition by the Borrower for cash of the assets of the in vitro diagnostics division of the Seller pursuant to, and in accordance with the terms of, the Acquisition Documents.

          "Acquisition Agreements" shall mean (i) the Asset Purchase and Sale Agreement, dated as of December 11, 1995, as in effect on the Original Effective Date, between Dade Chemistry Systems Inc. and the Seller, as amended, modified or supplemented from time to time in accordance with the terms thereof and hereof and (ii) each of the agreements listed on Annex XIII hereto.

          "Acquisition Documents" shall mean the Acquisition Agreement, the IVD Services Agreement and all other purchase and other agreements, instruments and documents relating to the Acquisition.

          "Additional  Security  Documents"   shall  have  the   meaning
provided in Section 7.11.

          "Adjusted Certificate of Deposit Rate" shall mean, on any day, the sum (rounded to the nearest 1/100 of 1%) of (1) the rate obtained by dividing (x) the most recent weekly average dealer offering rate for negotiable certificates of deposit with a three-month maturity in the secondary market as published in the most recent Federal Reserve System publication entitled "Select Interest Rates," published weekly on Form
H.15 as of the date hereof, or if such publication or a substitute containing the foregoing rate information shall not be published by the Federal Reserve System for any week, the weekly average offering rate determined by the Agent on the basis of quotations for such certificates received by it from three certificate of deposit dealers in New York of recognized standing or, if such quotations are unavailable, then on the basis of other sources reasonably selected by the Agent, by (y) a percentage equal to 100% minus the stated maximum rate of all reserve requirements as specified in Regulation D applicable on such day to a three-month certificate of deposit of a member bank of the Federal Reserve System in excess of $100,000 (including, without limitation, any marginal, emergency, supplemental, special or other reserves), plus (2) the then daily net annual assessment rate as estimated by the Agent for determining the current annual assessment payable by BTCo to the Federal Deposit Insurance Corporation for insuring three month certificates of deposit.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Agent appointed pursuant to Section 11.10.

          "Aggregate  Net  Invested  Amount"  shall  have  the   meaning
provided in Section 3.03(d).

          "Aggregate Unutilized Commitment" with respect to any Bank at any time shall mean the sum of (i) such Bank's A Term Loan Commitment at such time, if any, (ii) such Bank's B Term Loan Commitment at such time, if any, (iii) such Bank's C Term Loan Commitment at such time, if any,
(iv) such Bank's D Term Loan Commitment at such time, if any, and (v) such Bank's Revolving Loan Commitment at such time less the sum of (x) the aggregate outstanding principal amount of all Revolving Loans made by such Bank and (y) such Bank's RL Percentage of the Letter of Credit Outstandings at such time.

          "Agreement" shall mean this Credit Agreement, as the same may be from time to time modified, amended and/or supplemented.

          "Alternate Vendor Financing Program" shall mean a vendor financial services program between the Borrower and/or one or more Subsidiaries of the Borrower and a financial institution pursuant to which the Borrower and/or such Subsidiary effects Seeded Instrument Transactions with such financial institution and third party customers of the Borrower and/or such Subsidiary conducting business in Spain, Italy or Japan.

          "Applicable Base Rate Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 1.25%, less the then applicable Interest Reduction Discount, if any, (ii) in the case of B Term Loans, 1.50%,
(iii) in the case of C Term Loans, 1.75% and (iv) in the case of D Term Loans, 2.00%.

          "Applicable Eurodollar Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 2.25%, less the then applicable Interest Reduction Discount, if any, (ii) in the case of B Term Loans, 2.50%,
(iii) in the case of C Term Loans, 2.75%, and (iv) in the case of D Term Loans, 3.00%.

          "Asset Sale" shall mean any sale, transfer or other disposition by Holdings or any of its Subsidiaries to any Person other than the Borrower or any Wholly-Owned Subsidiary of the Borrower of any asset (including, without limitation, any capital stock or other securities of another Person) of Holdings or such Subsidiary other than
(i) sales, transfers or other dispositions of inventory made in the ordinary course of business and (ii) sales of assets pursuant to Section 8.02(e), (f), (g), (o), (q), (t), (aa), (bb), (cc) and (dd).

          "Assignment  and   Assumption   Agreement"  shall   mean   the
Assignment and Assumption Agreement substantially in the form of Exhibit H (appropriately completed).

          "Authorized Officer" shall mean the Chief Executive Officer, President, Chief Financial Officer, Treasurer, Controller or Secretary or any other senior officer of Holdings or the Borrower designated as such in writing to the Agent by Holdings or the Borrower, in each case to the extent reasonably acceptable to the Agent.

          "B Banks" shall have the meaning provided in Section 4.02(C).

          "B Term  Loan"  shall have  the  meaning provided in  Section
1.01(A)(b).

          "B Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "B Term Loan Commitment," as the same may be terminated pursuant to Section 3.03 and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "B Term Loan Facility" shall mean the Facility evidenced by the Total B Term Loan Commitment.

          "B Term Loan Maturity Date" shall mean December 31, 2002.

          "B Term  Note" shall  have  the meaning  provided  in Section
1.05(a).

          "B TL Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all B Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "B&J" shall mean Burdick & Jackson, Inc., a former Wholly-Owned Subsidiary of the Borrower sold pursuant to the B&J Asset Sale.

          "B&J Asset Sale" shall mean the sale by the Borrower of all of the capital stock of B&J.

          "Bain Capital" shall mean Bain Capital, Inc. a Delaware corporation.

          "Bank" shall have the meaning provided in the first paragraph of this Agreement.

          "Bank Default" shall mean (i) the refusal (which has not been retracted) of an RL Bank to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or (ii) an RL Bank having notified the Agent and/or the Borrower that it does not intend to comply with the obligations under Section 1.01(A)(e), 1.01(C) or 2.04(c), in the case of either clause (i) or (ii) above as a result of the appointment of a receiver or conservator with respect to such Bank at the direction or request of any regulatory agency or authority.

          "Bankruptcy Code" shall have  the meaning provided in  Section
9.05.

          "Base Rate" at any time shall mean the higher of (x) the rate which is 1/2 of 1% in excess of the Adjusted Certificate of Deposit Rate and (y) the Prime Lending Rate.

          "Base Rate Loan" shall mean each Loan bearing interest at the rates provided in Section 1.08(a).

          "Baxter" shall mean Baxter Healthcare Corporation, a Delaware corporation.

          "Baxter Acquisition" shall mean the Acquisition under, and as defined in, the Existing Credit Agreement.

          "Baxter Acquisition Documents" shall mean the Acquisition Documents under, and as defined in, the Existing Credit Agreement.

          "Baxter PIK Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the Baxter PIK Notes) relating to the issuance by Holdings of the Baxter PIK Notes, as in effect on December 20, 1994 (to the extent thereof) and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Baxter PIK Notes" shall mean unsecured junior subordinated notes issued by Holdings (and not guaranteed or supported in any way by the Borrower or any of its Subsidiaries or any other Person) in favor of Baxter, in the form of Exhibit J.

          "Baxter Preferred Stock" shall mean the preferred stock of Holdings held by Baxter and having an original aggregate liquidation preference of not more than $40,000,000 and an aggregate liquidation preference as of the Original Effective Date of not more than $13,000,000, in the form attached hereto as Exhibit L, as amended modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Borrower" shall have the meaning provided in the first paragraph of this Agreement.

          "Borrower Subordinated Loans" shall have the meaning provided in Section 8.06(t).

          "Borrower Subordinated Note" shall mean an unsecured junior subordinated Note issued by the Borrower (and not guaranteed or supported in any way by any Subsidiary of the Borrower) in the form of Exhibit M, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Borrowing" shall mean the incurrence of one Type of Loan pursuant to a single Facility by the Borrower from all of the Banks having Commitments with respect to such Facility on a pro rata basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period; provided, that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of any related Borrowing of Eurodollar Loans.

          "BTCo" shall mean Bankers Trust Company, in its individual capacity, and any successor corporation thereto by merger, consolidation or otherwise.

          "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause
(i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

          "C Banks" shall have the meaning provided in Section 4.02(C).

          "C Term  Loan"  shall have  the  meaning provided  in  Section
1.01(A)(c).

          "C Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "C Term Loan Commitment," as the same may be terminated pursuant to Section 3.03 and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "C Term Loan Facility" shall mean the Facility evidenced by the Total C Term Loan Commitment.

          "C Term Loan Maturity Date" shall mean December 31, 2003.

          "C Term  Note"  shall have  the  meaning provided  in  Section
1.05(a).

          "C TL Percentage" shall mean, at any time a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all C Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Capital Expenditures" shall mean, with respect to any Person, without duplication, all expenditures by such Person which should be capitalized in accordance with GAAP, including, without duplication, all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with GAAP), all such expenditures relating to instruments leased to, rented to, or otherwise seeded to, customers, and the amount of all Capitalized Lease Obligations incurred by such Person.

          "Capital Lease," as applied to any Person, shall mean any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Borrower or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

          "Cash Equivalents" shall mean (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided, that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers acceptances of (x) any Bank or (y) any bank whose short-term commercial paper rating from Standard & Poor's Corporation ("S&P") is at least A-1 or the equivalent thereof or from Moody's Investors Service, Inc. ("Moody's") is at least P-1 or the equivalent thereof (any such bank or Bank, an "Approved Bank"), in each case with maturities of not more than twelve months from the date of acquisition,
(iii) commercial paper issued by any Approved Bank or by the parent company of any Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short-term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within twelve months after the date of acquisition, (iv) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within twelve months from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody's and (v) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iv) above.

          "Change of Control Event" shall mean (a) Holdings shall cease to own directly 100% on a fully diluted basis of the economic and voting interest in the Borrower's capital stock or (b) Bain Capital, GS Capital and/or their respective Related Parties shall cease to own on a fully diluted basis in the aggregate at least 51% of the economic and voting interest in Holdings' capital stock or (c) Bain Capital shall cease to own on a fully diluted basis in the aggregate at least 51% of the economic and voting interest in Holdings' capital stock owned by Bain Capital, GS Capital and their respective Related Parties or (d) a "Change of Ownership" or similar event shall occur as provided in the Baxter PIK Notes or the Baxter Preferred Stock, so long as any Baxter PIK Notes or any Baxter Preferred Stock, as the case may be, is outstanding or (e) any "Change of Control" as such term is defined in the Senior Subordinated Note Indenture, or any successor or similar provision, shall occur.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code amendatory thereof, supplemental thereto or substituted therefor.

          "Collateral" shall mean all of the Collateral as defined in each of the Security Documents.

          "Collateral Agent" shall mean the Agent acting as collateral agent for the Secured Creditors.

          "Collective Bargaining Agreements" shall have the meaning provided in Section 5.12.

          "Commitment" shall mean, with respect to each Bank, such Bank's A Term Loan Commitment, B Term Loan Commitment, C Term Loan Commitment, D Term Loan Commitment and Revolving Loan Commitment.

          "Commitment Fee" shall  have the meaning  provided in  Section
3.01(a).

          "Consolidated Current Assets" shall mean, at any time, the current assets (other than cash, Cash Equivalents and deferred income taxes to the extent included in current assets) of the Borrower and its Subsidiaries (including, without duplication, the interests in accounts receivable represented by the transferor certificate held by the Receivables Entity) at such time determined on a consolidated basis.

          "Consolidated Current Liabilities" shall mean, at any time, the current liabilities of the Borrower and its Subsidiaries determined on a consolidated basis, but excluding (i) deferred income taxes, (ii) the current portion of and accrued but unpaid interest on any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein and (iii) short-term borrowings of Foreign Subsidiaries unless the proceeds thereof are used to finance current assets of such Foreign Subsidiaries.

          "Consolidated Debt" shall mean, at any time, all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis (excluding Indebtedness arising pursuant to deferred warranties or contracts or other similar obligations and any deferred revenue under the Vendor Financing Program or the Alternate Vendor Financing Program).

          "Consolidated EBIT" shall mean, for any period, Consolidated Net Income, before (i) total interest expense (inclusive of amortization of deferred financing fees and any other original issue discount) of the Borrower and its Subsidiaries determined on a consolidated basis, (ii) the write-off of inventory step-up and in-process research and development costs in accordance with purchase accounting, (iii) the documented incurrence of duplicate transition costs arising from the Acquisition and the Baxter Acquisition not in excess of $6,000,000 per year in the aggregate during the term of the Services Agreement, the Distribution Agreement and the distribution and transition services agreements between the Borrower or its Subsidiaries and the Seller or its Affiliates, (iv) any non-cash charges deducted in determining Consolidated Net Income for such period and related to the issuance by Holdings of stock, warrants or options to management (or any exercise of any such warrants or options), (v) any non-recurring cash charges and non-cash provisions deducted in determining Consolidated Net Income for such period and related to the Borrower's integration plan during the three-year period following the Original Effective Date, provided that the aggregate amount of charges and provisions added back pursuant to this clause (v) for all periods shall not exceed $15,000,000 (it being understood and agreed that these charges and provisions are considered part of, and not additive to, the Restructuring Reserves), (vi) any net non-cash charges in each period, including, without limitation, those non-cash charges with respect to provisions required for recourse terms under the Vendor Financing Program and (vii) provisions for taxes based on income and foreign withholding taxes, and determined without giving effect to any extraordinary gains or losses but with giving effect to gains or losses from sales of assets sold in the ordinary course of business.

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all depreciation expense and amortization expense that were deducted in determining Consolidated EBIT for such period.

          "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Borrower and its Subsidiaries determined on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs or benefits under Interest Rate Protection Agreements, but excluding, however, amortization of any payments made to obtain any Interest Rate Protection Agreements and deferred financing costs and any interest expense on deferred compensation arrangements to the extent included in total interest expense.

          "Consolidated Net Income" shall mean, for any period, the net income (or loss), after provision for taxes, of the Borrower and its Subsidiaries (including as a Subsidiary for this purpose the Receivables Entity although the definition of Subsidiary might require otherwise) on a consolidated basis for such period taken as a single accounting period but excluding any unrealized losses and gains for such period resulting from mark-to-market of Other Hedging Agreements and any tender premiums or consent fees paid and any write-off of deferred financing costs incurred as a result of the contemplated refinancing of the Existing
Senior Subordinated Notes, the Existing Credit Agreement and the Original Credit Agreement.

          "Consulting Agreement" shall mean, collectively, (i) the Advisory Agreement, dated as of December 20, 1994, by and among Holdings, the Borrower and Bain Capital, as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof and (ii) the Advisory Agreement, dated as of December 20, 1994, by and among Holdings, the Borrower and GS Capital, as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

          "Contingent Obligations" shall mean as to any Person any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

          "Continuing Bank" shall mean each Original Bank with a Commitment under this Agreement.

          "Credit Documents" shall mean this Agreement, the Notes, the Guaranties, the Subsidiary Guaranty Acknowledgment and each Security Document.

          "Credit Event" shall mean the making of a Loan (other than a Revolving Loan made pursuant to a Mandatory Borrowing) or the issuance of a Letter of Credit.

          "Credit Party" shall mean Holdings, the Borrower and each Subsidiary Guarantor.

          "Current Ratio" shall mean the ratio of Consolidated Current Assets to Consolidated Current Liabilities.

          "D Banks" shall have the meaning provided in Section 4.02(C).

          "D Term  Loan"  shall have  the  meaning provided  in  Section
1.01(A)(d).

          "D Term Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "D Term Loan Commitment," as the same may be terminated pursuant to Section 3.03 and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "D Term Loan Facility" shall mean the Facility evidenced by the Total D Term Loan Commitment.

          "D Term Loan Maturity Date" shall mean December 31, 2004.

          "D Term  Note"  shall have  the  meaning provided  in  Section
1.05(a).

          "D TL Percentage" shall mean, at any time, a fraction (expressed as a percentage) the numerator of which is equal to the aggregate principal amount of all D Term Loans outstanding at such time and the denominator of which is equal to the aggregate principal amount of all Term Loans outstanding at such time.

          "Dade Diagnostics P.R., Inc." shall mean Dade Diagnostics P.R., Inc., a Delaware corporation.

          "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Bank" shall mean any Bank with respect to which a Bank Default is in effect.

          "Designated Asset Sale" shall mean a sale by the Borrower or any of its Subsidiaries of (i) all or substantially all of the assets used primarily in the Borrower's immunohematology product line and (ii) their existing investment in Spectral Diagnostics, Inc.

          "Designated Credit Parties" shall mean the Borrower and those Subsidiary Guarantors that are from time to time party to the Accounts Receivable Facility Documents.

          "Designated Real Property Sale" shall mean a sale by the Borrower or any of its Subsidiaries of (i) the Real Property owned by the Borrower or any such Subsidiary located adjacent to 1584 Raley Ct., Sacramento, California and/or (ii) any other undeveloped Real Property owned by the Borrower or any of its Subsidiaries as of the Original Effective Date (after giving effect to the consummation of the Original Transaction on such date).

          "Distribution Agreement" shall mean the Amended and Restated Exclusive Distribution Agreement, dated as of December 19, 1994, as amended and restated in its entirety as of September 15, 1995, by and between the Borrower and Baxter, as the same may be amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

          "Dividends" shall have the meaning provided in Section 8.07.

          "Documents" shall mean the Transaction Documents, the Acquisition Documents, the Original Refinancing Documents, the Senior Subordinated Note Documents, and, on and after the Accounts Receivable Facility Transaction Date, the Accounts Receivable Facility Documents.

          "Domestic Subsidiary" shall mean each Subsidiary of the Borrower which is not a Foreign Subsidiary.

          "Eligible Transferee" shall mean and include a commercial bank, investment company, financial institution or other "accredited investor" (as defined in Regulation D of the Securities Act).

          "Employment Agreements"  shall have  the meaning  provided  in
Section 5.12.

          "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any violation (or alleged violation) by Holdings or any of its Subsidiaries under any Environmental Law (hereafter "Claims") or any permit issued under any such law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Law" shall mean any federal, state or local statute, law, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the environment or Hazardous Materials or health and safety to the extent health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date of this Agreement and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

          "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with Holdings or any Subsidiary of Holdings would be deemed to be a "single employer" within the meaning of
Section 414(b), (c), (m) or (o) of the Code.

          "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in Section 1.08(b).

          "Eurodollar Rate" shall mean, with respect to each Interest Period for a Eurodollar Loan, (i) the arithmetic average (rounded to the nearest 1/100 of 1%) of the offered quotation to first-class banks in the interbank Eurodollar market by the Agent for U.S. dollar deposits of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan of the Agent for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 10:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period divided (and rounded upward to the next whole multiple of 1/16 of 1%) by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation
D).

          "Event of Default" shall have the meaning provided in  Section
9.

          "Excess Cash Flow" shall mean, for any period, (i) the sum of
(A) Consolidated Net Income for such period, plus (B) the amount of all non-cash charges (including, without limitation or duplication, depreciation, amortization and non-cash interest expense) included in determining Consolidated Net Income for such period, plus (C) the decrease, if any, in Working Capital from the first day to the last day of such period (except to the extent that such decrease occurs as a result of an increase in the Accounts Receivable Facility or as a result of the put or other transfer of accounts receivable to Baxter and/or its Affiliates pursuant to Section 8.02(t), plus (D) any cash reimbursement from the Seller required pursuant to the Acquisition Agreement for purchase price adjustments, minus (ii) the sum of (A) any non-cash credits (including from sales of assets) included in determining Consolidated Net Income for such period, (B) gains from sales of assets (other than sales of inventory in the ordinary course of business) included in determining Consolidated Net Income for such period, (C) an amount equal to (1) all Capital Expenditures (excluding Capital Expenditures made pursuant to Section 8.09(c), (d) or (e)) made during such period that are not financed by Indebtedness (including Capitalized Lease Obligations but excluding Loans hereunder) plus (or minus, if negative) (2) the Rollover Amount for such period to be carried forward to the next period less the Rollover Amount (if any) for the preceding period carried forward to the current period, (D) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries (other than repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled A Repayment, a Scheduled B Repayment, a Scheduled C Repayment or a Scheduled D Repayment under Section 4.02(A)(b) or (y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period, (E) non-cash charges added back in a previous period pursuant to clause (i)(B) above to the extent any such charge has become a cash item in the current period, (F) the increase, if any, in Working Capital from the first day to the last day of such period, (G) costs incurred by Holdings during such period and paid for with the proceeds of dividends paid by the Borrower pursuant to Section 8.07(iii), to the extent not deducted in determining Consolidated Net Income for such period, (H) any cash payment to the Seller required pursuant to the Acquisition Agreement for purchase price adjustments, (I) cash expenses incurred by the Borrower during such period in connection with its offer to exchange its Series B Senior Subordinated Notes for its Series A Senior Subordinated Notes to the extent not deducted in determining Consolidated Net Income for such period, (J) any cash Restructuring Expenditures incurred during such period to the extent not deducted in determining Consolidated Net Income for such period, (K) any Restructuring Reserves maintained on the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such period, (L) any tender premiums or consent fees paid by Holdings or any of its Subsidiaries during such period as a result of the contemplated refinancing of the Existing Senior Subordinated Notes, Existing Credit Agreement and the Original Credit Agreement and (M) any cash disbursements made during such period against non-current liabilities (such as transition reserves and deferred taxes) to the extent not deducted in determining Consolidated Net Income.

          "Excess Cash Flow Period" shall mean (i) the period from and including the day following the Original Effective Date to and including December 31, 1997 and (ii) with respect to each fiscal year thereafter, such fiscal year.

          "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of a fiscal year of the Borrower (beginning with its fiscal year ending on December 31, 1997).

          "Excess Proceeds" shall mean (i) the portion of the net proceeds received by Holdings after the Original Effective Date from the registered initial public offering of Holdings Common Stock and/or from the issuance of Holdings common stock pursuant to a Permitted Strategic Equity Issuance, in each case which is permitted to be retained by Holdings pursuant to Section 4.02(A)(d), to the extent contributed to the Borrower in accordance with Section 7.17, (ii) the portion of Net Proceeds received by the Borrower after the Original Effective Date from any Designated Real Property Sale which is permitted to be retained by the Borrower pursuant to Section 4.02(A)(c), in each case as and when received in the form of cash, (iii) the portion of Excess Cash Flow of the Borrower and its Subsidiaries which is permitted to be retained by the Borrower pursuant to Section 4.02(A)(f), (iv) the portion of Net Proceeds received by the Borrower after the Original Effective Date from the B&J Asset Sale which is permitted to be retained by the Borrower pursuant to Section 4.02(A)(c) of the Original Credit Agreement, as and when received in the form of cash and (v) 100% of the Permitted Equity Proceeds received by Holdings from time to time, to the extent contributed or loaned to the Borrower in accordance with Section 4.02(A)(d).

          "Excess Proceeds Amount" shall initially be $0, which amount shall be (A) increased (i) on each Excess Cash Payment Date so long as any repayment required pursuant to Section 4.02(A)(f) has been made, by an amount equal to 25% of Excess Cash Flow for the immediately preceding Excess Cash Flow Period, (ii) on the date of the receipt by Holdings of the proceeds from the registered initial public offering of Holdings Common Stock and/or from the issuance of Holdings common stock pursuant to a Permitted Strategic Equity Issuance, in each case so long as any repayment pursuant to Section 4.02(A)(d) has been made and Holdings has contributed such proceeds to the Borrower in accordance with Section 7.17, by an amount equal to 50% of the net proceeds from such offering,
(iii) on the date of receipt by the Borrower or any of its Subsidiaries of the Net Proceeds from the B&J Asset Sale so long as any repayment pursuant to Section 4.02(A)(c) of the Original Credit Agreement has been made, by an amount equal to the portion of such Net Proceeds permitted to be retained by the Borrower pursuant to Section 4.02(A)(c) of the Original Credit Agreement (to the extent in the form of cash, including cash received upon the liquidation of or principal payment on any non-cash asset previously received), (iv) on each date of receipt by the Borrower or any of its Subsidiaries of the Net Proceeds from any Designated Real Property Sale so long as any repayment pursuant to
Section 4.02(A)(c) has been made, by an amount equal to 20% of such Net Proceeds (to the extent in the form of cash, including cash received upon the liquidation of or principal payment on any non-cash asset previously received), and (v) on the date of the receipt by Holdings of any Permitted Equity Proceeds so long as Holdings has contributed or loaned such Permitted Equity Proceeds to the Borrower in accordance with
Section 4.02(A)(d), by an amount equal to 100% of such Permitted Equity Proceeds, and (B) reduced (i) on each Excess Cash Payment Date where Excess Cash Flow for the immediately preceding Excess Cash Flow Period is a negative number, by such amount, (ii) at the time any Capital Expenditure is made pursuant to Section 8.09(d), by the amount thereof,
(iii) at the time any Permitted Acquisition is made, by the amount of Excess Proceeds expended in connection therewith, (iv) at the time any investment is made pursuant to Section 8.06(y), by the amount of Excess Proceeds expended in connection therewith, (v) at the time when Holdings redeems or repurchases Baxter Preferred Stock pursuant to Section 8.07(viii), by the aggregate amount so expended by Holdings in connection therewith, (vi) at the time when the Borrower or any Domestic Subsidiary makes an Intercompany Loan to a Foreign Subsidiary pursuant to Section 8.06(g), by the amount (if any) of Excess Proceeds expended in connection therewith, and (vii) at the time when the Borrower or any Domestic Subsidiary makes a contribution to or a capitalization or forgiveness of Indebtedness of any Foreign Subsidiary pursuant to
Section 8.06(m), by the amount (if any) of Excess Proceeds expended in connection therewith (it being understood that the Excess Proceeds Amount may be reduced to an amount below zero after giving effect to the reductions enumerated in clause (B) above).

          "Existing Credit Agreement" shall mean the Credit Agreement, dated as of December 20, 1994, among Holdings, the Borrower, the financial institutions from time to time party thereto and BTCo, as Agent.

          "Existing Indebtedness"  shall have  the meaning  provided  in
Section 6.24.

          "Existing Indebtedness Agreements" shall have the meaning provided in Section 5.12.

          "Existing Senior Subordinated Notes" shall have the meaning provided such term in the Original Credit Agreement.

          "Facility" shall mean any of the credit facilities established under this Agreement, i.e., the A Term Loan Facility, the B Term Loan Facility, the C Term Loan Facility, the D Term Loan Facility or the Revolving Loan Facility.

          "Facing Fee"  shall  have  the  meaning  provided  in  Section
3.01(c).

          "Fees" shall mean all amounts payable pursuant to, or referred to in, Section 3.01.

          "Foreign Cash Equivalents" shall mean certificates of deposit or bankers acceptances of any bank organized under the laws of Canada, Japan or any country that is a member of the European Economic Community whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof, in each case with maturities of not more than twelve months from the date of acquisition.

          "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Holdings or any one or more of its Subsidiaries primarily for the benefit of employees of Holdings or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Foreign Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated under the laws of any jurisdiction other than the United States of America, any State thereof, or any territory thereof.

          "Foreign Subsidiary Working Capital Indebtedness" shall have the meaning provided in Section 8.04(j).

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Section 8, including defined terms as used therein, are subject (to the extent provided therein) to Section 12.07(a).

          "GS Capital" shall mean G.S. Capital Partners, L.P., a Delaware limited partnership.

          "Guaranteed Creditors" shall mean and include each of the Agent, the Collateral Agent, the Banks and each party (other than any Credit Party) party to an Interest Rate Protection Agreement or Other Hedging Agreement to the extent such party constitutes a Secured Creditor under the Security Documents.

          "Guaranteed Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Note issued by the Borrower to each Bank, and Loans made, under this Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower to such Bank now existing or hereafter incurred under, arising out of or in connection with this Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrower and (ii) the full and prompt payment when due (whether by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of the Borrower owing under any such Interest Rate Protection Agreement or Other Hedging Agreement entered into by the Borrower or any of its Subsidiaries with any Bank or any affiliate thereof (even if such Bank subsequently ceases to by a Bank under this Agreement for any reason) so long as such Bank or affiliate participates in such Interest Rate Protection Agreement or Other Hedging Agreement, and their subsequent assigns, if any, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

          "Guarantor" shall mean Holdings and each Subsidiary Guarantor.

          "Guaranty" shall mean and include each of the Holdings Guaranty and the Subsidiary Guaranty.

          "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect.

          "Holdings" shall have the meaning provided in the first paragraph of this Agreement.

          "Holdings Class L Common Stock" shall have the meaning provided in Section 6.16.

          "Holdings Common  Stock" shall  have the  meaning provided  in
Section 6.16.

          "Holdings Guaranty" shall mean the guaranty of Holdings pursuant to Section 13.

          "Holdings Tax Allocation Agreement" shall mean the Tax Sharing Agreement, dated as of December 20, 1994, among Holdings and the Borrower and its Domestic Subsidiaries.

          "Indebtedness" of any  Person shall  mean without  duplication
(i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services payable to the sellers thereof or any of such seller's assignees which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person but excluding deferred rent as determined in accordance with GAAP, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such Indebtedness has been assumed, (v) all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) all obligations under Interest Rate Protection Agreements and Other Hedging Agreements and (viii) all Contingent Obligations of such Person, provided, that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

          "Indebtedness to be Refinanced" shall mean the indebtedness arising pursuant to the Original Credit Agreement.

          "Intercompany Loan" shall have the meaning provided in Section
8.06(g).

          "Intercompany Notes" shall mean promissory notes evidencing Intercompany Loans (x) at any time prior to the Restatement Effective Date, in the form of Exhibit M to the Original Credit Agreement and (y) thereafter, in the form of Exhibit I.

          "Interest Coverage Ratio" shall mean, for any period, the ratio of Consolidated EBITDA to Consolidated Interest Expense for such period.

          "Interest Period," with respect to any Eurodollar Loan, shall mean the interest period applicable thereto, as determined pursuant to
Section 1.09.

          "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

          "Interest Reduction Discount" shall mean initially zero, provided that from and after the first day of any Margin Reduction Period (the "Start Date") to and including the last day of such Margin Reduction Period (the "End Date"), the Interest Reduction Discount shall be the respective percentage per annum set forth in clause (A), (B) or
(C) below if, but only if, as of the last day of the most recent fiscal quarter or year, as the case may be, ended immediately prior to such Start Date (the "Test Date"), the condition set forth in clause (A), (B) or (C) below is met:

               (A) 1/4 of 1% if the Leverage Ratio on such Test Date is less than 3.5:1.0;

               (B) 1/2 of 1% if the Leverage Ratio on such Test Date is less than 3.00:1.00; or

               (C) 3/4 of 1% if the Leverage Ratio on such Test Date is less than 2.5:1.00.

Notwithstanding anything to the contrary contained above in this definition, the Interest Reduction Discount shall be zero at any time when an Event of Default shall exist.

          "Investor Certificate" shall have the meaning provided in the Accounts Receivable Pooling and Servicing Agreement.

          "IVD Services Agreement" shall mean the Transition Services Agreement, dated as of the Original Effective Date, between the Borrower and the Seller, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "L/C  Supportable   Indebtedness"  shall   mean  (i)   Foreign
Subsidiary Working Capital Indebtedness, (ii) obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (iii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the Agent and the respective Letter of Credit Issuer and otherwise permitted to exist pursuant to the terms of this Agreement.

          "Leasehold" of any Person shall mean all of the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

          "Letter of Credit" shall have the meaning provided in  Section
2.01(a).

          "Letter of  Credit Fee"  shall have  the meaning  provided  in
Section 3.01(b).

          "Letter of Credit Issuer" shall mean BTCo, and any RL Bank which at the request of the Borrower and with the consent of the Agent agrees, in such RL Bank's sole discretion, to become a Letter of Credit Issuer for the purpose of issuing Letters of Credit pursuant to Section 2.

          "Letter of Credit Outstandings" shall mean, at any time, the sum of, without duplication, (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit.

          "Letter of Credit Request" shall have the meaning provided  in
Section 2.02(a).

          "Leverage Ratio" shall mean, at any time, the ratio of Consolidated Debt at such time (excluding any Indebtedness under the Accounts Receivable Facility to the extent otherwise included in Consolidated Debt) to Consolidated EBITDA for the Test Period then last ended.

          "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any similar recording or notice statute, and any lease having substantially the same effect as the foregoing).

          "Loan" shall mean each and every Loan made by any Bank hereunder, including A Term Loans, B Term Loans, C Term Loans, D Term Loans, Revolving Loans or Swingline Loans.

          "Majority Banks" of any Facility shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if all outstanding Obligations of the other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

          "Management Agreements"  shall have  the meaning  provided  in
Section 5.12.

          "Mandatory Borrowing"  shall  have  the  meaning  provided  in
Section 1.01(C).

          "Margin Reduction Period" shall mean each period which shall commence on a date on which the financial statements are delivered pursuant to Section 7.01(b) or (c), as the case may be, and which shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 7.01(b) or (c), as the case may be, and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 7.01(b) or (c), as the case may be; provided that no Margin Reduction Period shall commence on a date occurring prior to the date of delivery of financial statements pursuant to Section 7.01(b) in respect of the fiscal quarter ending June 30, 1997.

          "Margin Stock" shall have  the meaning provided in Regulation
U.

          "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Acquired Business, the Borrower, Holdings, Holdings and its Subsidiaries taken as a whole or the Borrower and its Subsidiaries taken as a whole.

          "Material  Contracts"  shall  have  the  meaning  provided  in
Section 5.12.

          "Maturity Date" with respect to any Facility shall mean either the A Term Loan Maturity Date, the B Term Loan Maturity Date, the C Term Loan Maturity Date, the D Term Loan Maturity Date or the Revolving Loan Maturity Date, as the case may be.

          "Maximum Funding Amount" shall mean the sum of (x) with respect to outstanding Investor Certificates and Purchased Interests that have fixed principal amounts, such principal amounts and (y) with respect to Investor Certificates or Purchased Interests that have variable principal amounts, the Receivables Stated Amounts thereof.

          "Maximum Swingline Amount" shall mean $10,000,000.

          "Minimum Borrowing Amount" shall mean (i) for Base Rate Loans (other than Swingline Loans), $1,000,000; (ii) for Eurodollar Loans, $2,000,000 and (iii) for Swingline Loans, $500,000.

          "Mortgages" shall mean all Mortgages (as defined in the Original Credit Agreement) granted by the Borrower and its Subsidiaries pursuant to the Original Credit Agreement and which have not been released prior to the Restatement Effective Date.

          "Mortgage Policies" shall mean the Mortgage Policies under, and as defined in, the Original Credit Agreement.

          "Mortgaged Properties" shall mean and include (i) all Real Properties owned and leased by Holdings and its Domestic Subsidiaries to the extent designated as such on Annex III and (ii) each Real Property subjected to a mortgage in favor of the Collateral Agent for the benefit of the Secured Creditors pursuant to Section 7.11.

          "NAIC" shall have the meaning provided in Section 1.10(c).

          "Net Proceeds" shall mean, with respect to any Asset Sale, the Proceeds resulting therefrom net of (a) cash expenses of sale (including brokerage fees, if any, transfer taxes and payment of principal, premium and interest of Indebtedness other than the Loans required to be repaid as a result of such Asset Sale) and (b) incremental income taxes paid or payable as a result thereof.

          "New Banks" shall mean each of the Persons listed on Annex I hereto which is not a Continuing Bank.

          "Non-Compete Agreements" shall  have the  meaning provided  in
Section 5.12.

          "Non-Continuing Bank"  shall  have  the  meaning  provided  in
Section 12.17.

          "Non-Defaulting Bank" shall mean each Bank other than a Defaulting Bank.

          "Note" shall mean each A Term Note, each B Term Note, C Term Note, D Term Note, each Revolving Note and the Swingline Note.

          "Notice of  Borrowing"  shall  have the  meaning  provided  in
Section 1.03.

          "Notice of  Conversion" shall  have  the meaning  provided  in
Section 1.06.

          "Notice Office" shall mean the office of the Agent located at One Bankers Trust Plaza, New York, New York 10006 or such other office as the Agent may designate to Holdings, the Borrower and the Banks from time to time.

          "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to the Agent, the Collateral Agent or any Bank pursuant to the terms of this Agreement or any other Credit Document.

          "Original Bank" shall mean each Person which was a Bank under, and as defined in, the Original Credit Agreement.

          "Original Credit Agreement" shall have the meaning provided in the first "Whereas" clause of this Agreement.

          "Original Effective Date" shall mean the Effective Date under, and as defined in, the Original Credit Agreement.

          "Original Letters of Credit" shall have the meaning provided in Section 2.01(d).

          "Original Loans" shall mean the Loans under, and as defined in, the Original Credit Agreement.

          "Original Refinancing" shall mean the Refinancing as such term is defined in the Original Credit Agreement.

          "Original Refinancing Documents" shall mean the Refinancing Documents as such term is defined in the Original Credit Agreement.

          "Original Transaction" shall mean the Transaction as such term is defined in the Original Credit Agreement.

          "Other Hedging Agreements" shall mean any foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against fluctuations in currency values.

          "Participant" shall  have  the  meaning  provided  in  Section
2.04(a).

          "Payment Office" shall mean the office of the Agent located at One Bankers Trust Plaza, New York, New York 10006 or such other office as the Agent may designate to Holdings, the Borrower and the Banks from time to time.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

          "Pension Plan Refund" shall mean any cash payments (net of reasonable costs associated therewith, including income, excise and other taxes payable thereon) received by Holdings and/or of its Subsidiaries from any return of any surplus assets from any single Plan or Foreign Pension Plan.

          "Permitted Acquisition"  shall have  the meaning  provided  in
Section 8.02(u).

          "Permitted Covenant" shall mean (i) any periodic reporting covenant, (ii) any covenant restricting payments by Holdings with respect to any securities of Holdings which are junior to the Permitted Holdings PIK Securities, (iii) any covenant the default of which can only result in an increase in the amount of any redemption price, repayment amount, dividend rate or interest rate, (iv) any covenant the default of which gives rise only to rights or remedies which are subject to subordination terms reasonably acceptable to the Agent, (v) any covenant providing board observance rights with respect to Holdings' board of directors and (vi) any other covenant that does not adversely affect the interests of the Banks (as reasonably determined by the Agent).

          "Permitted Encumbrances" shall mean (i) those liens, encumbrances and other matters affecting title to any Mortgaged Property listed in the Mortgage Policies in respect thereof and found, on the date of delivery of such Mortgage Policies to the Agent in accordance with the terms hereof, reasonably acceptable by the Agent, (ii) as to any particular Mortgaged Property at any time, such easements, encroachments, covenants, rights of way, minor defects, irregularities or encumbrances on title which do not, in the reasonable opinion of the Agent, materially impair such Mortgaged Property for the purpose for which it is held by the mortgagor thereof, or the lien held by the Collateral Agent, (iii) municipal and zoning ordinances, which are not violated in any material respect by the existing improvements and the present use made by the mortgagor thereof of the Premises (as defined in the respective Mortgage), (iv) general real estate taxes and assessments not yet delinquent, and (v) such other items as the Agent may consent to (such consent not to be unreasonably withheld).

          "Permitted Equity Proceeds" shall have the meaning provided in
Section 4.02(A)(d).

          "Permitted Holdings PIK Securities" shall mean any preferred stock or subordinated promissory note of Holdings (or any security of Holdings that is convertible or exchangeable into any preferred stock or subordinated promissory note of Holdings), so long as the terms of any such preferred stock, subordinated promissory note or security of Holdings (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by the Borrower or any Subsidiaries of the Borrower, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before the eleventh anniversary of the Original Effective Date, (iv) do not require the cash payment of dividends or interest before the eleventh anniversary of the Original Effective Date, (v) do not contain any covenants other than any Permitted Covenant, (vi) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of substantial assets, or liquidations involving Holdings, and (vii) are otherwise reasonably satisfactory to the Agent.

          "Permitted Liens" shall have  the meaning provided in  Section
8.03.

          "Permitted Strategic Equity Issuance" shall mean any issuance of Holdings common stock to a Person, so long as (i) the purpose of such investment in Holdings by such Person is to form or enhance a strategic alliance or relationship with Holdings and/or its Subsidiaries and (ii) after giving effect to any such issuance of Holdings common stock, such Person and its Affiliates shall not own more than 20% of the common stock of Holdings on a fully diluted basis.

          "Person" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

          "Plan" shall mean any multiemployer or single-employer plan as defined in Section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) Holdings, any of its Subsidiaries or any ERISA Affiliate and each such plan for the five calendar year period immediately following the latest date on which Holdings, any of its Subsidiaries or any ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

          "Pledge Agreement" shall mean the Pledge Agreement, dated as of May 7, 1996, made by Holdings, the Borrower, and each Subsidiary Guarantor in favor of Bankers Trust Company, as Collateral Agent, as such agreement may be modified, amended or supplemented from time to time, including, without limitation, as modified by the Security Documents Acknowledgment and Amendment.

          "Pledged Securities" shall mean all the Pledged Securities as defined the Pledge Agreement.

          "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

          "Proceeds" shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by Holdings and/or any of its Subsidiaries from such Asset Sale.

          "Projections" shall mean  the Projections as  defined in,  and
delivered  pursuant  to  the   requirements  of,  the  Original   Credit
Agreement.

          "Purchased Interest" shall have the meaning provided in the Accounts Receivable Pooling and Servicing Agreement.

          "Quarterly Payment Date" shall mean the last Business Day of each March, June, September and December.

          "Real Property" of any Person shall mean all of the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

          "Receivables Entity" shall mean a Wholly-Owned Subsidiary of the Borrower which engages in no activities other than in connection with the financing of accounts receivable of the Designated Credit Parties and which is designated (as provided below) as the Receivables Entity (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Holdings or any other Subsidiary of Holdings (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness)) pursuant to Standard Securitization Undertakings, (ii) is recourse to or obligates Holdings or any other Subsidiary of Holdings in any way other than pursuant to Standard Securitization Undertakings or (iii) subjects any property or asset of Holdings or any other Subsidiary of Holdings, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings,
(b) with which neither Holdings nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to the Accounts Receivable Facility Documents (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to Holdings or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of Holdings, and (c) to which neither Holdings nor any other Subsidiary of Holdings has any obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Agent by filing with the Agent an officer's certificate of the Borrower certifying that, to the best of such officer's knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions.

          "Receivables Purchase Money Note" shall mean those purchase money notes issued by the Receivables Entity to the Designated Credit Parties pursuant to the terms of the Accounts Receivable Facility Documents.

          "Receivable Stated Amount" shall mean, with respect to an Investor Certificate or a Purchased Interest, the maximum amount of the funding commitment with respect thereto.

          "Recovery Event" shall mean the receipt by Holdings or any of its Subsidiaries of any insurance or condemnation proceeds payable (i) by reason of any theft, physical destruction or damage or any other similar event with respect to any properties or assets of Holdings or any of its Subsidiaries, (ii) by reason any condemnation, taking, seizing or similar event with respect to any properties or assets of Holdings or any of its Subsidiaries and (iii) under any policy of insurance required to be maintained under Section 7.03.

          "Refinancing" shall mean the refinancing and repayment in full of all amounts outstanding under, and the termination in full of all commitments and letters of credit (other than letters of credit incorporated hereunder as Original Letters of Credit pursuant to Section 2.01(d)) in respect of, the Indebtedness to be Refinanced, in each case in accordance with the provisions of Section 5.09(a).

          "Refinancing Documents"  shall mean  each of  the  agreements,
documents  and  instruments   entered  into  in   connection  with   the
Refinancing.

          "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of December 20, 1994, among Holdings, the Borrower, Bain Capital and GS Capital, as the same may be amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

          "Register" shall have the meaning provided in Section 7.13.

          "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

          "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

          "Related Fund" shall mean, with respect to any Bank that is a fund that invests in loans, any other fund that invests in loans and is managed by the same investment advisor as such Bank or by an Affiliate of such investment advisor.

          "Related Party" shall mean (i) in the case of GS Capital, (a) stockholders or partners of GS Capital or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of GS Capital and/or such other Persons referred to in the immediately preceding clause (i)(a), and (ii) in the case of Bain Capital, any Affiliate of Bain Capital on the Effective Date, provided that for purposes of the definition of "Change of Control Event," the term Related Party shall not include (x) any portfolio company of Bain Capital or any Affiliate of Bain Capital or (y) any officer or director of Holdings or any of its Subsidiaries if not also a partner or stockholder of Bain Capital.

          "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing, pouring and the like, into or upon any land or water or air, or otherwise entering into the environment.

          "Replaced Bank"  shall have  the meaning  provided in  Section
1.13.

          "Replacement Bank" shall have the meaning provided in  Section
1.13.

          "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection .13, .14, .16,
 .18, .19 or .20 of PBGC Regulation Section 2615.

          "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans and Revolving Loan Commitments (or, if
after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and RL Percentages of outstanding Swingline Loans and Letter of Credit Outstandings) constitute greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Banks and (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks (or, if after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate RL Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

          "Restatement Effective Date" shall have the meaning provided in Section 12.10.

          "Restructuring Expenditures" shall mean nonrecurring charges arising out of the restructuring, consolidation, severance or discontinuance of any portion of the operations of any entities or businesses of Holdings and its Subsidiaries in connection with the Acquisition and the Baxter Acquisition.

          "Restructuring Reserves" shall mean reserves maintained on the consolidated balance sheet of Holdings and its Subsidiaries with respect to Restructuring Expenditures.

          "Returns" shall have the meaning provided in Section 6.23.

          "Revolving Loan" shall  have the meaning  provided in Section
1.01(A)(e).

          "Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Revolving Loan Commitment," as the same may be reduced from time to time pursuant to Section 3.02, 3.03, 4.01(b) and/or 9 or otherwise modified pursuant to Section 1.13 and/or 12.04(b).

          "Revolving Loan Facility" shall mean the Facility evidenced by the Total Revolving Loan Commitment.

          "Revolving Loan Maturity Date" shall mean December 31, 2001.

          "Revolving Note" shall  have the meaning  provided in  Section
1.05(a).

          "RL Bank" shall mean at any time each Bank with a Revolving Loan Commitment or with outstanding Revolving Loans.

          "RL Percentage" shall mean at any time for each RL Bank, the percentage obtained by dividing such RL Bank's Revolving Loan Commitment by the Total Revolving Loan Commitment; provided, that if the Total Revolving Loan Commitment has been terminated, the RL Percentage of each RL Bank shall be determined by dividing such RL Bank's Revolving Loan Commitment immediately prior to such termination by the Total Revolving Loan Commitment immediately prior to such termination.

          "Rollover Amount" shall have  the meaning provided in  Section
8.09(b).

          "Scheduled A  Repayment" shall  have the  meaning provided  in
Section 4.02(A)(b)(i).

          "Scheduled B  Repayment" shall  have the  meaning provided  in
Section 4.02(A)(b)(ii).

          "Scheduled C  Repayment" shall  have the  meaning provided  in
Section 4.02(A)(b)(iii).

          "Scheduled D  Repayment" shall  have the  meaning provided  in
Section 4.02(A)(b)(iv).

          "Scheduled Repayment" shall mean any Scheduled A Repayment, Scheduled B Repayment, Scheduled C Repayment and Scheduled D Repayment.

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

          "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b)(ii).

          "Secured Creditors" shall have the meaning provided in the respective Security Documents.

          "Security Agreement" shall mean the Security Agreement, dated as of May 7, 1996, made by Holdings, the Borrower, and each Subsidiary Guarantor in favor of Bankers Trust Company, as the Collateral Agent, as such agreement may be modified, amended or supplemented from time to time, including, without limitation, as modified by the Security Documents Acknowledgment and Amendment.

          "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

          "Security Documents" shall mean and include the Security Documents Acknowledgment and Amendment, the Security Agreement, the Pledge Agreement, each Mortgage, each Additional Security Document, if any and each other document or instrument entered into pursuant to Sections 5.10 and 7.16, if any, in each case as and when executed and delivered in accordance with the terms of this Agreement and as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

          "Security Documents Acknowledgment and Amendment" shall have the meaning provided in Section 5.10(a).

          "Seeded Instrument Sale" shall mean the sale, transfer or other disposition of seeded instruments of the Borrower and/or one or more of its Subsidiaries to a financial institution.

          "Seeded Instrument Transaction" shall mean a transaction in which (i) the Borrower and/or one or more of its Subsidiaries sells a seeded instrument to a financial institution, (ii) such financial institution leases such instrument back to the Borrower or such Subsidiary and (iii) the Borrower or such Subsidiary subleases such seeded instruments to third party customers of the Borrower or such Subsidiary conducting business in Spain, Italy or Japan.

          "Seller" shall mean, collectively, E.I. du Pont de Nemours & Co., a Delaware corporation, and its Affiliates.

          "Seller Account" shall have the meaning provided in the Accounts Receivable Facility Documents.

          "Senior Officer" shall mean Chief Executive Officer, President, Chief Financial Officer, Treasurer, Controller or Secretary or any other senior officer of Holdings or any of its Subsidiaries with knowledge of, or responsibility for, the financial affairs of such Person.

          "Senior Subordinated Note Documents" shall mean and include each of the documents and other agreements entered into (including, without limitation, the Senior Subordinated Note Indenture) relating to the issuance by the Borrower of the Senior Subordinated Notes, as in effect on the Original Effective Date (to the extent thereof) and as the same may be entered into, modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Senior Subordinated Note Indenture" shall mean the Indenture entered into by and between the Borrower and IBJ Schroder Bank & Trust Company, as trustee thereunder, as in effect on the Original Effective Date and as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof and thereof.

          "Senior Subordinated Notes" shall mean the Series A Senior Subordinated Notes and any Series B Senior Subordinated Notes issued in exchange therefor in accordance with the terms of the Senior Subordinated Note Indenture.

          "Series A Senior Subordinated Notes" shall mean the Borrower's 11-1/8% Senior Subordinated Notes due 2006, as in effect on the Original Effective Date and as the same may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

          "Series B Senior Subordinated Notes" shall mean the Borrower's 11-1/8% Series B Senior Subordinated Notes due 2006 issued in exchange for Series A Senior Subordinated Notes, in the form set forth in the Senior Subordinated Note Indenture as in effect on the Original Effective Date, and as such Series B Senior Subordinated Notes may be modified, supplemented or amended from time to time, pursuant to the terms hereof and thereof.

          "Services Agreement" shall mean, collectively, (i) the Transition Services Agreement, dated as of December 20, 1994, among Holdings, the Borrower and Baxter, as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof and
(ii) the IVD Services Agreement.

          "Shareholder Subordinated Note" shall mean an unsecured junior subordinated note issued by Holdings (and not guaranteed or supported in any way by the Borrower or any of its Subsidiaries) in the form of Exhibit K, as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

          "Shareholders' Agreements" shall have the meaning set forth in
Section 5.12.

          "Stand Alone Expenditures" shall mean Capital Expenditures made by the Borrower or any of its Subsidiaries to achieve stand alone functionality with respect to the entities or businesses acquired pursuant to the Acquisition or the Baxter Acquisition and any relocation expenditures made in connection with the Acquisition or the Baxter Acquisition.

          "Standard Securitization Undertakings" means representations, warranties, covenants and indemnities entered into by Holdings or any Subsidiary thereof in connection with the Accounts Receivable Facility which are reasonably customary in an off-balance-sheet accounts receivable transaction.

          "Stated Amount" of each Letter of Credit shall mean at any time the maximum amount available to be drawn thereunder (regardless of whether any conditions for drawing could then be met).

          "Stockholders' Agreement" shall mean the Stockholders' Agreement, dated as of December 20, 1994 among GS Capital, Holdings, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust Associates, L.P., Bridge Street Fund 1994, L.P., Stone Street Fund 1994, L.P. and Randolph Street Partners, as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

          "Subscription Agreement" shall mean the Subscription Agreement dated as of December 20, 1994 among Holdings, Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., BCIP Associates, BCIP Trust
Associates, L.P., Randolph Street Partners, GS Capital Partners, L.P., Bridge Street Fund 1994, L.P. and Stone Street Fund 1994, L.P., as amended, modified or supplemented from time to time, in accordance with the terms hereof and thereof.

          "Subsidiary" of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

          "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower (other than a Foreign Subsidiary except to the extent otherwise provided in Section 7.16) that is or becomes a party to the Subsidiary Guaranty.

          "Subsidiary Guaranty" shall mean the Subsidiary Guaranty, dated as of May 7, 1996, made by each Subsidiary Guarantor, as such agreement may be modified, amended or supplemented from time to time, including, without limitation, as modified by the Subsidiary Guaranty Acknowledgment.

          "Subsidiary Guaranty Acknowledgment" shall have the meaning provided in Section 5.10(b).

          "Supermajority Banks" of any Facility shall mean those Non-Defaulting Banks which would constitute the Required Banks under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Facilities under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%."

          "Swingline Expiry Date" shall mean the date which is five Business Days prior to the Revolving Loan Maturity Date.

          "Swingline Loan" shall  have the meaning  provided in  Section
1.01(B).

          "Swingline Note" shall  have the meaning  provided in  Section
1.05(a).

          "Syndication Date" shall have the meaning provided in Section 1.01(A)(a).

          "Tax Allocation Agreements" shall have the meaning provided in
Section 5.12.

          "Tax Indemnity Letter" shall mean the Tax Law Change Indemnity
Letter,  dated   December  16,   1994,  between   Holdings  and   Baxter
International Inc.

          "Taxes" shall have the meaning provided in Section 4.04.

          "Term Loan" shall mean each A Term Loan, each B Term Loan, each C Term Loan and each D Term Loan.

          "Term Loan Commitment" shall mean, with respect to each Bank at any time, the sum of the A Term Loan Commitment, the B Term Loan Commitment, the C Term Loan Commitment and the D Term Loan Commitment of such Bank at such time.

          "Term Loan Facilities" shall mean the A Term Loan Facility, the B Term Loan Facility, the C Term Loan Facility and the D Term Loan Facility.

          "Test Period" shall mean (i) for any determination made prior to June 30, 1997, the period from July 1, 1996 to the last day of the fiscal quarter of the Borrower then last ended and (ii) for any determination made thereafter, the four consecutive fiscal quarters of the Borrower then last ended.

          "TOA Expenditures" shall mean the expenditures intended to be made by the Borrower and its Subsidiaries in 1996 and 1997 to replace existing MLA instruments held by customers with TOA instruments.

          "Total A Term Loan Commitment" shall mean the sum of the A Term Loan Commitments of each of the Banks.

          "Total B Term Loan Commitment" shall mean the sum of the B Term Loan Commitments of each of the Banks.

          "Total C Term Loan Commitment" shall mean the sum of the C Term Loan Commitments of each of the Banks.

          "Total Commitment" shall mean the sum of the Total Term Loan Commitment and the Total Revolving Loan Commitment.

          "Total D Term Loan Commitment" shall mean the sum of the D Term Loan Commitments of each of the Banks.

          "Total Revolving Loan Commitment" shall mean the sum of the Revolving Loan Commitments of each of the RL Banks.

          "Total Term Loan Commitment" shall mean the sum of the Total A Term Loan Commitment, the Total B Term Loan Commitment, the Total C Term Loan Commitment and the Total D Term Loan Commitment.

          "Total Unutilized Revolving Loan Commitment" shall mean, at any time, (i) the Total Revolving Loan Commitment at such time less (ii) the sum of the aggregate principal amount of all Revolving Loans and Swingline Loans at such time plus the Letter of Credit Outstandings at such time.

          "Transaction" shall mean, collectively, (i) the consummation of the Refinancing, (ii) the occurrence of the Restatement Effective Date and the Credit Events hereunder on such date, (iii) such other transactions as contemplated by the Credit Documents and the Refinancing Documents and (iv) the payment of fees and expenses in connection with the foregoing.

          "Transaction Documents" shall mean, collectively, the Credit Documents and the Refinancing Documents.

          "Trustee" shall mean the trustee under the Accounts Receivable Facility, the Supplement to the Accounts Receivable Pooling and Servicing Agreement and the Accounts Receivable Facility Pooling and Servicing Agreement, which trustee shall be satisfactory to the Agent in its reasonable discretion.

          "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Base Rate Loan or a Eurodollar Loan.

          "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

          "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 35, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

          "Unpaid Drawing" shall  have the meaning  provided in Section
2.03(a).

          "U.S. Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States of America.

          "Vendor Financing Program" shall mean a vendor financial services program between the Borrower and/or one or more of its Subsidiaries and a financial institution pursuant to which (i) the Borrower and/or such Subsidiary effects Seeded Instrument Sales to such financial institution and (ii) such financial institution leases the seeded instruments so acquired to third party customers of the Borrower and/or such Subsidiary.

          "VWR" shall mean VWR Scientific Products Corporation.

          "Waivable Mandatory Repayment" shall have the meaning provided in Section 4.02(C).

          "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal amounts of shares required to be held other than by such Person under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

          "Working Capital" shall mean the excess of Consolidated Current Assets over Consolidated Current Liabilities.

          "Written," "written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile device, telegraph or cable.


          SECTION 11.  The Agent.

          11.01 Appointment. Each Bank hereby irrevocably designates and appoints BTCo as Agent of such Bank (such term to include for purposes of this Section 11, BTCo acting as Collateral Agent) to act as specified herein and in the other Credit Documents, and each such Bank hereby irrevocably authorizes BTCo as the Agent to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in this Section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, or any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent. The provisions of this Section 11 are solely for the benefit of the Agent and the Banks, and neither Holdings nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and the Agent does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for Holdings or any of its Subsidiaries.

          11.02 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by Section 11.03.

          11.03 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person in its capacity as Agent under or in connection with this Agreement or the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Banks for any recitals, statements, representations or warranties made by Holdings, any of its Subsidiaries or any of their respective officers contained in this Agreement or the other Credit Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Document or for any failure of Holdings or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Documents, or to inspect the properties, books or records of Holdings or any of its Subsidiaries. The Agent shall not be responsible to any Bank for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Banks or by or on behalf of Holdings or any of its Subsidiaries to the Agent or any Bank or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

          11.04 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Holdings or any of its Subsidiaries), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate or it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Banks (or all of the Banks, to the extent required by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks.

          11.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has actually received notice from a Bank, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a
"notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided, that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

          11.06  Non-Reliance on  Agent  and  Other Banks.   Each  Bank
expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of Holdings or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Holdings and its Subsidiaries. The Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of Holdings or any of its Subsidiaries which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

          11.07 Indemnification. The Banks agree to indemnify the Agent in its capacity as such ratably according to their respective "percentages" as used in determining the Required Banks at such time, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by Holdings or any of its Subsidiaries; provided, that no Bank shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting primarily from the gross negligence or willful misconduct of the Agent. To the extent any Bank would be required to indemnify the Agent pursuant to the immediately preceding sentence but for the fact that it is a Defaulting Bank, such Defaulting Bank shall not be entitled to receive any portion of any payment or other distribution hereunder until each other Bank shall have been reimbursed for the excess, if any, of the aggregate amount paid by such Bank under this Section 11.07 over the aggregate amount such Bank would have been obligated to pay had such first Bank not been a Defaulting Bank. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent be insufficient or become impaired (other than as a result of the gross negligence or willful misconduct of the Agent), the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section
11.07 shall survive the payment of all Obligations.

          11.08 Agent in its Individual Capacity. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings and its Subsidiaries as though the Agent were not the Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Agent shall have the same rights and powers under this Agreement as any Bank and may exercise the same as though it were not the Agent and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.

          11.09 Holders. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Agent. Any request, authority or consent of any Person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

          11.10 Resignation of the Agent; Successor Agent. The Agent may resign as the Agent upon 20 days' notice to the Banks. Upon the resignation of the Agent, the Required Banks shall appoint from among the Banks a successor Agent which is a bank or a trust company for the Banks subject, to the extent that no payment Default or Event of Default has occurred and is then continuing, to prior approval by the Borrower (such approval not to be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall include such successor agent effective upon its appointment, and the resigning Agent's rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. If a successor Agent shall not have been so appointed within such 20 day period after the date such notice of resignation was given by the Agent, the Agent's resignation shall become effective and the Banks shall thereafter perform all duties of the Agent hereunder and/or under any other Credit Documents until such time, if any, as the Required Banks appoint a successor Agent as provided above. After the resignation of the Agent hereunder, the provisions of this
Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.


          SECTION 12.  Miscellaneous.

          12.01  Payment of Expenses, etc.   The Borrower hereby agrees
to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and disbursements of White & Case and local counsel) in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto and in connection with the Agent's syndication efforts with respect to this Agreement; (ii) pay all reasonable out-of-pocket costs and expenses of the Agent and each of the Banks in connection with the enforcement of the Credit Documents and the documents and instruments referred to therein and, after an Event of Default shall have occurred and be continuing, the protection of the rights of the Agent and each of the Banks thereunder (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for the Agent and for each of the Banks); (iii) pay and hold each of the Banks harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Banks harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Bank) to pay such taxes; and (iv) indemnify the Agent, the Collateral Agent and each Bank, its officers, directors, trustees, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of,
(a) any investigation, litigation or other proceeding (whether or not the Agent, the Collateral Agent or any Bank is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among the Agent, the Collateral Agent, any Bank, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Document or the use of the proceeds of any Loans hereunder or the Transaction or the Original Transaction or the consummation of any other transactions contemplated in any Document (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or
(b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property or any Environmental Claim, in each case, including, without limitation, the reasonable fees and disbursements of counsel and independent consultants incurred in connection with any such investigation, litigation or other proceeding.

          12.02 Right of Setoff; Collateral Matters. (a) In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Bank is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Holdings or any of its Subsidiaries or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Bank (including, without limitation, by branches and agencies of such Bank wherever located) to or for the credit or the account of Holdings or any of its Subsidiaries against and on account of the Obligations of Holdings or any of its Subsidiaries to such Bank under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations of Holdings or any of its Subsidiaries purchased by such Bank pursuant to Section 12.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Bank shall have made any demand hereunder and although said Obligations shall be contingent or unmatured.

          (b) NOTWITHSTANDING THE FOREGOING SUBSECTION (a), AT ANY TIME THAT THE LOANS OR ANY OTHER OBLIGATION SHALL BE SECURED BY REAL PROPERTY LOCATED IN CALIFORNIA, NO BANK SHALL EXERCISE A RIGHT OF SETOFF, BANKER'S LIEN OR COUNTERCLAIM OR TAKE ANY COURT OR ADMINISTRATIVE ACTION OR INSTITUTE ANY PROCEEDING TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ANY NOTE THAT IS NOT TAKEN BY THE REQUIRED BANKS OR APPROVED IN WRITING BY THE REQUIRED BANKS IF SUCH SETOFF OR ACTION OR PROCEEDING WOULD OR MIGHT (PURSUANT TO SECTIONS 580a, 580b, 580d AND 726 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR SECTION 2924 OF THE CALIFORNIA CIVIL CODE, IF APPLICABLE, OR OTHERWISE) AFFECT OR IMPAIR THE VALIDITY, PRIORITY OR ENFORCEABILITY OF THE LIENS GRANTED TO THE COLLATERAL AGENT PURSUANT TO THE SECURITY DOCUMENTS OR THE ENFORCEABILITY OF THE NOTES AND OTHER OBLIGATIONS HEREUNDER, AND ANY ATTEMPTED EXERCISE BY ANY BANK OF ANY SUCH RIGHT WITHOUT OBTAINING SUCH CONSENT OF THE REQUIRED BANKS SHALL BE NULL AND VOID. THIS SUBSECTION (b) SHALL BE SOLELY FOR THE BENEFIT OF EACH OF THE BANKS HEREUNDER.

          12.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered, if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents, as the case may be; if to any Bank, at its address specified for such Bank on Annex II; or, at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, and shall be effective when received.

          12.04  Benefit of Agreement.  (a)   This  Agreement shall  be
binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of all of the Banks and, provided further, that (x) no Bank may transfer or assign all or any portion of its Commitments hereunder except as provided in Section 12.04(b), and
(y) although any Bank may grant participations in its rights hereunder pursuant to this Section 12.04(a), such Bank shall remain a "Bank" for all purposes hereunder and the participant shall not constitute a "Bank" hereunder and, provided further, that no Bank shall grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Bank had not sold such participation.

          (b) Notwithstanding the foregoing, any Bank (or any Bank together with one or more other Banks) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans to its parent company and/or any affiliate of such Bank which is at least 50% owned by such Bank or its parent company or a Related Fund of such Bank or to one or more Banks or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Bank or assigning Banks, of such Revolving Loan Commitments and outstanding principal amount of Term Loans hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Bank by execution of an Assignment and Assumption Agreement, provided that (i) at such time Annex I shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Bank and of the existing Banks, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the consent of the Agent shall be required in connection with any such assignment pursuant to clause (y) of this
Section 12.04(b) (which consent shall not be unreasonably withheld or delayed) and (iv) the Agent shall receive at the time of each such assignment, from the assigning or assignee Bank, the payment of a non-refundable assignment fee of $2,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Agent on the Register pursuant to Section 7.13 hereof. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Bank shall be relieved of its obligations hereunder. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Bank hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Bank shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described in
Section 4.04(b). To the extent that an assignment of all or any portion of a Bank's Commitments and related outstanding Obligations pursuant to
Section 1.13 or this Section 12.04(b) would, at the time of such assignment, result in increased costs under Section 1.10 or 1.11 from those being charged by the respective assigning Bank prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

          (c) Nothing in this Agreement shall prevent or prohibit any Bank from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Bank from such Federal Reserve Bank.

          (d) Notwithstanding anything to the contrary contained in this Section 12.04, any Bank which is a fund may, with the consent of the Borrower and the Agent, pledge all or any portion of its Notes or Loans to a trustee for the benefit of investors and in support of its obligations to such investors.

          12.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Credit Party and the Agent or any Bank shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Banks to any other or further action in any circumstances without notice or demand.

          12.06 Payments Pro Rata. (a) The Agent agrees that promptly after its receipt of each payment from or on behalf of any Credit Party in respect of any Obligations of such Credit Party, it shall, except as otherwise provided in this Agreement, distribute such payment to the Banks (other than any Bank that has consented in writing to waive its pro rata share of such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

          (b) Each of the Banks agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings or Fees, of a sum which with respect to the related sum or sums received by other Banks is in a greater proportion than the total of such Obligation then owed and due to such Bank bears to the total of such Obligation then owed and due to all of the Banks immediately prior to such receipt, then such Bank receiving such excess payment shall purchase for cash without recourse or warranty from the other Banks an interest in the Obligations of the respective Credit Party to such Banks in such amount as shall result in a proportional participation by all of the Banks in such amount; provided, that if all or any portion of such excess amount is thereafter recovered from such Bank, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          12.07 Calculations; Computations. (a) The financial statements to be furnished to the Banks pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by Holdings or the Borrower to the Banks); provided, that except as otherwise specifically provided herein, all computations determining compliance with Sections 4.02 and 8, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the December 31, 1996 financial statements delivered to the Banks pursuant to Section 6.10(b), but shall not give effect to purchase accounting adjustments required or permitted by APB 16 (including non-cash write-ups and non-cash charges relating to inventory, fixed assets and in-process research and development, in each case arising in connection with the Acquisition) and APB 17 (including non-cash charges relating to intangibles and goodwill arising in connection with the Acquisition).

          (b) All computations of interest and Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days.

          12.08 Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, each Credit Party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Credit Party hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Credit Party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement or any other Credit Document brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Credit Party. Each Credit Party irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Credit Party, at its address for notices pursuant to Section 12.03, such service to become effective 30 days after such mailing. Each Credit Party hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of the Agent, any Bank or the holder of any Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

          (b) Each Credit Party hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

          12.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings, the Borrower and the Agent.

          12.10 Effectiveness. (a) This Agreement shall become effective on the date (the "Restatement Effective Date") on which (i) Holdings, the Borrower, the Agent, each Continuing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Agent at its Notice Office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written, telex or facsimile notice (actually received) at such office that the same has been signed and mailed to it and (ii) the conditions contained in Sections 5 and 12.10(b) are met to the satisfaction of the Agent and the Required Banks (determined immediately after the occurrence of the Restatement Effective Date). Unless the Agent has received actual notice from any Bank that the conditions contained in Section 5 have not been met to its satisfaction, upon the satisfaction of the condition described in clause
(i) of the immediately preceding sentence and upon the Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Restatement Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Restatement Effective Date shall not release Holdings or the Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in
Section 5). The Agent will give Holdings, the Borrower and each Bank prompt written notice of the occurrence of the Restatement Effective Date.

          (b) On the Restatement Effective Date, each New Bank and each Continuing Bank shall have delivered to the Agent for the account of the Borrower an amount equal to (i) in the case of each New Bank, the Term Loans and Revolving Loans to be made by such New Bank on the Restatement Effective Date and (ii) in the case of each Continuing Bank, the amount, if any, by which the principal amount of Loans to be made by such Continuing Bank on the Restatement Effective Date exceeds the amount of the Original Loans of such Continuing Bank outstanding on the Restatement Effective Date. Notwithstanding anything to the contrary contained in this Section 12.10(b), in satisfying the foregoing condition, unless the Agent shall have been notified by any Bank prior to the occurrence of the Restatement Effective Date that such Bank does not intend to make available to the Agent such Bank's Loans required to be made by it on such date, then the Agent may, in reliance on such assumption, make available to the Borrower the corresponding amounts in accordance with the provisions of Section 1.04 of this Agreement, and the making available by the Agent of such amounts shall satisfy the condition contained in this Section 12.10(b). Promptly following the
Restatement Effective Date, each Original Bank shall surrender to the Agent for cancellation the promissory notes issued to it in respect of its Original Loans pursuant to the Original Credit Agreement, and, upon its receipt thereof, the Agent shall promptly return such promissory notes to the Borrower.

          12.11  Headings Descriptive.   The  headings of  the  several
sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          12.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Banks, provided that no such change, waiver, discharge or termination shall, without the consent of each Bank (other than a Defaulting Bank) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon, or reduce the principal amount thereof, (ii) release all or substantially all of the Collateral (except as expressly provided in the Security Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 12.12, (iv) reduce the percentage specified in the definition of Required Banks (it being understood that, with the consent of the Required Banks, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Banks on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Restatement Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; provided further, that no such change, waiver, discharge or termination shall (1) increase the Commitments of any Bank over the amount thereof then in effect without the consent of such Bank (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Bank, and that an increase in the available portion of any Commitment of any Bank shall not constitute an increase in the Commitment of such Bank), (2) without the consent of BTCo, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit or Swingline Loans, (3) without the consent of the Agent, amend, modify or waive any provision of Section 11 as same applies to the Agent or any other provision as same relates to the rights or obligations of the Agent, (4) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (5) without the consent of the Majority Banks of each Facility which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Banks of each Facility in the case of an amendment to the definition of Majority Banks), amend the definition of Majority Banks or alter the required application of any prepayments or repayments (or commitment reduction), as between the various Facilities pursuant to Section 4.01(a) or 4.02(B)(b) (although the Required Banks may waive, in whole or in part, any such prepayment, repayment or commitment reduction so long as the application, as amongst the various Facilities, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered) or (6) without the consent of the Supermajority Banks of the respective Facility, amend the definition of Supermajority Banks or amend downward, waive or reduce any Scheduled Repayment of such affected Facility.

          (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clause (a)(i) through (v), inclusive, of the first proviso to Section 12.12(a), the consent of the Required Banks is obtained but the consent of one or more of such other Banks whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting banks whose individual consent is required are treated as described in either clause (A) or (B) below, to either (A) replace each such non-consenting Bank or Banks with one or more Replacement Banks pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Bank consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Bank's Commitments and repay in full its outstanding Loans, in accordance with Sections 3.02(b) and/or 4.01(b), provided that, unless the Commitments terminated and Loans repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Banks or the increase of the Commitments and/or outstanding Loans of existing Banks (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Banks (determined before giving effect to the proposed action) shall specifically consent thereto, provided further, that the Borrower shall not have the right to replace a Bank solely as a result of the exercise of such Bank's rights (and the withholding of any required consent by such Bank) pursuant to the second proviso to Section 12.12(a).

          12.13 Survival. All indemnities set forth herein including, without limitation, in Section 1.10, 1.11, 2.05, 4.04, 11.07 or 12.01,
shall survive the execution and delivery of this Agreement and the making and repayment of the Loans.

          12.14 Domicile of Loans. Each Bank may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Bank; provided, that the Borrower shall not be responsible for costs arising under Section 1.10, 1.11, 2.05 or 4.04 resulting from any such transfer (other than a transfer pursuant to Section 1.12) to the extent such costs would not otherwise be applicable to such Bank in the absence of such transfer.

          12.15 Confidentiality. (a) Each of the Banks agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, counsel or other professional advisors, to affiliates or to another Bank if the Bank or such Bank's holding or parent company in its sole discretion determines that any such party should have access to such information) any information with respect to Holdings, the Borrower or any of its Subsidiaries which is furnished pursuant to this Agreement; provided, that any Bank may disclose any such information (a) as has become generally available to the public or has become available to such Bank on a non-confidential basis, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Bank or to the Federal Reserve Board, the Federal Deposit Insurance Corporation, the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any prospective transferee in connection with any contemplated transfer of any of the Notes or any interest therein by such Bank; provided, that such prospective transferee agrees to be bound by the provisions of this Section 12.15 to the same extent as such Bank.

          (b) Each of Holdings and the Borrower hereby acknowledges and agrees that each Bank may share with any of its affiliates any information related to Holdings or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of Holdings and its Subsidiaries, provided that such Persons shall be subject to the provisions of this Section 12.15 to the same extent as such Bank).

          12.16  Waiver of  Jury Trial.   EACH OF  THE PARTIES  TO THIS
AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          12.17  Additions of New  Banks, etc.  (a)   On and  as of the
occurrence of the Restatement Effective Date in accordance with  Section
12.10 hereof, each New Bank shall become a "Bank" under, and for all purposes of, this Agreement and the other Credit Documents.

          (b) The parties hereto acknowledge that each Original Bank has been offered the opportunity to participate in this Agreement, after the occurrence of the Restatement Effective Date, as a Continuing Bank thereunder, but that no Original Bank is obligated to be a Continuing Bank. Concurrently with the occurrence of the Restatement Effective Date, each Original Bank which has not elected to become a Continuing Bank (each such Bank, a "Non-Continuing Bank") shall no longer constitute a "Bank" under this Agreement and the other Credit Documents, provided that all indemnities of the Credit Parties under the Original Credit Agreement and the other Credit Documents (as in effect prior to the Restatement Effective Date) for the benefit of such Non-Continuing Bank shall survive in accordance with the terms thereof.

          SECTION 13.  Holdings Guaranty.

          13.01 The Guaranty. In order to induce the Banks to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by Holdings from the proceeds of the Loans and the issuance of the Letters of Credit, Holdings hereby agrees with the Banks as follows: Holdings hereby unconditionally and irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, acceleration or otherwise, of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors. If any or all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors becomes due and payable hereunder, Holdings unconditionally promises to pay such indebtedness to the Agent and/or the Banks, or order, on demand, together with any and all expenses which may be incurred by the Agent or the Banks in collecting any of the Guaranteed Obligations. If claim is ever made upon any Guaranteed Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event Holdings agrees that any such judgment, decree, order, settlement or compromise shall be binding upon Holdings, notwithstanding any revocation of this Guaranty other instrument evidencing any liability of the Borrower, and Holdings shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          13.02 Bankruptcy. Additionally, Holdings unconditionally and irrevocably guarantees the payment of any and all of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 9.05, and unconditionally promises to pay such indebtedness to the Guaranteed Creditors, or order, on demand, in lawful money of the United States.

          13.03  Nature  of  Liability.    The  liability  of  Holdings
hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by Holdings, any other guarantor or by any other party, and the liability of Holdings hereunder is not affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to any Guaranteed Creditor on the Guaranteed Obligations which any such Guaranteed Creditor repays to the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Holdings waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          13.04  Independent Obligation.   The obligations  of Holdings
hereunder are independent of the obligations of any other guarantor, any other party or the Borrower, and a separate action or actions may be brought and prosecuted against Holdings whether or not action is brought against any other guarantor, any other party or the Borrower and whether or not any other guarantor, any other party or the Borrower be joined in any such action or actions. Holdings waives, to the full extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to any Guarantor.

          13.05 Authorization. Holdings authorizes the Guaranteed Creditors without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the Guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d)  release  or  substitute  any   one  or  more   endorsers,
     guarantors, the Borrower or other obligors;

          (e) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to its creditors other than the Guaranteed Creditors;

          (f) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Guaranteed Creditors regardless of what liability or liabilities of Holdings or the Borrower remain unpaid;

          (g) consent to or waive any breach of, or any act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise amend, modify or supplement this Agreement or any of such other instruments or agreements; and/or

          (h) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of Holdings from its liabilities under this Guaranty.

          13.06 Reliance. It is not necessary for any Guaranteed Creditor to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          13.07 Subordination. Any of the indebtedness of the Borrower relating to the Guaranteed Obligations now or hereafter owing to Holdings is hereby subordinated to the Guaranteed Obligations of the Borrower owing to the Guaranteed Creditors; and if the Agent so requests at a time when an Event of Default exists, all such indebtedness relating to the Guaranteed Obligations of the Borrower to Holdings shall be collected, enforced and received by Holdings for the benefit of the Guaranteed Creditors and be paid over to the Agent on behalf of the Guaranteed Creditors on account of the Guaranteed Obligations of the Borrower to the Guaranteed Creditors, but without affecting or impairing in any manner the liability of Holdings under the other provisions of this Guaranty. Prior to the transfer by Holdings of any note or negotiable instrument evidencing any of the indebtedness relating to the Guaranteed Obligations of the Borrower to Holdings, Holdings shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, Holdings hereby agrees with the Guaranteed Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

          13.08  Waiver.   (a)  Holdings waives  any  right (except  as
shall be required by applicable statute and cannot be waived) to require any Guaranteed Creditor to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party or (iii) pursue any other remedy in any Guaranteed Creditor's power whatsoever. Holdings waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party, other than payment in full of the Guaranteed Obligations, based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the validity, legality or unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Guaranteed Creditors may, at their election, foreclose on any security held by the Agent, the Collateral Agent or any other Guaranteed Creditor by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Guaranteed Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of Holdings hereunder except to the extent the Guaranteed Obligations have been paid. Holdings waives any defense arising out of any such election by the Guaranteed Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against the Borrower or any other party or any security.

          (b)  Holdings   waives   all    presentments,   demands   for
performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Holdings assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Holdings assumes and incurs hereunder, and agrees that the Agent and the Banks shall have no duty to advise Holdings of information known to them regarding such circumstances or risks.

          (c) Holdings hereby acknowledges and affirms that it understands that to the extent the Guaranteed Obligations are secured by real property located in the State of California, Holdings shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing Holdings' or any secured creditor's right to proceed against the Borrower or any other guarantor of the Guaranteed Obligations.

          (d) Holdings hereby waives, to the fullest extent permitted by applicable law, all rights and benefits under Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure. Holdings hereby further waives, to the fullest extent permitted by applicable law, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to Holdings under Sections 2787 through 2855, inclusive, 2899 and 3433 of the California Civil Code.

          (e) Holdings further understands, is aware and hereby acknowledges that if the Guaranteed Creditors elect to nonjudicially foreclose on any real property security located in the State of California any right of subrogation of Holdings against any Credit Party may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, Holdings may have a defense to a deficiency judgment arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel. Holdings waives all rights and defenses arising out of an election of remedies by the Banks, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of
Section 580d of the Code of Civil Procedure or otherwise.

          13.09 Nature of Liability. It is the desire and intent of Holdings and the Secured Creditors that this Guaranty shall be enforced against Holdings to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If, however, and to the extent that, the obligations of Holdings under this Guaranty shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of Holdings shall be deemed to be reduced and Holdings shall pay the maximum amount of the Guaranteed Obligations which would be permissible under applicable law.
                  *          *          *


          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:

1717 Deerfield Road                DIAGNOSTICS HOLDING, INC.
Deerfield, Illinois  60015
Attention: Treasurer
       General Counsel
                                   By    /S/
                                   Title:

1717 Deerfield Road                DADE INTERNATIONAL INC.
Deerfield, Illinois  60015
Attention: Treasurer
       General Counsel
                                   By   /S/
                                   Title:

                                   BANKERS TRUST COMPANY,
                                   Individually and as Agent

                                   By   /S/
                                   Title:

                                   THE BANK OF NOVA SCOTIA

                                   By   /S/
                                   Title:

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                   By   /S/
                                   Title:

                                   THE FIRST NATIONAL BANK OF BOSTON

                                   By   /S/
                                   Title:

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By   /S/
                                   Title:

                                   SANWA BUSINESS CREDIT

                                   By   /S/
                                   Title:

                                   ABN AMRO BANK N.V., Chicago Branch

                                   By   /S/
                                   Title:

                                   By   /S/
                                   Title:

                                   CAISSE NATIONALE DE CREDIT AGRICOLE

                                   By   /S/
                                   Title:

                                   OCTAGON CREDIT INVESTORS LOAN
                                   PORTFOLIO, a Unit of The Chase
                                   Manhattan Bank

                                   By   /S/
                                   Title:

                                   CITIBANK, N.A.

                                   By   /S/
                                   Title:

                                   CRESCENT/MACH I PARTNERS, L.P.
                                   By TCW Asset Management Company,
                                   its Investment Manager

                                   By   /S/
                                   Title:

                                   DAI-ICHI KANGYO BANK

                                   By   /S/
                                   Title:

                                   THE FIRST NATIONAL BANK OF CHICAGO

                                   By   /S/
                                   Title:

                                   THE FUJI BANK LIMITED

                                   By   /S/
                                   Title:

                                   IMPERIAL BANK

                                   By   /S/
                                   Title:

                                   MERRILL LYNCH
                                   SENIOR FLOATING RATE FUND, INC.

                                   By   /S/
                                   Title:

                                   THE NORTHWESTERN MUTUAL
                                   LIFE INSURANCE COMPANY

                                   By   /S/
                                   Title:

                                   PILGRIM AMERICA PRIME RATE TRUST

                                   By   /S/
                                   Title:

                                   PRIME INCOME TRUST

                                   By   /S/
                                   Title:

                                   ML CBO IV (CAYMAN) LTD.

                                   BY: PROTECTIVE ASSET MANAGEMENT, LLC,
                                       as Collateral Manager

                                   By   /S/
                                   Title:

                                   SAKURA BANK

                                   By   /S/
                                   Title:

                                   SOCIETE GENERALE

                                   By   /S/
                                   Title:

                                   SOUTHERN PACIFIC THRIFT AND LOAN

                                   By   /S/
                                   Title:

                                   VAN KAMPEN AMERICAN CAPITAL
                                   PRIME RATE INCOME TRUST

                                   By   /S/
                                   Title:

                                   MERRILL LYNCH SENIOR HIGH
                                   INCOME PORTFOLIO, INC.

                                   By   /S/
                                   Title:

                                   KEYPORT LIFE INSURANCE COMPANY

                                   By   /S/
                                   Title: